EXHIBIT 10.27
                                                              [EXECUTION COPY]








                         RECEIVABLES PURCHASE AGREEMENT


                         dated as of September 28, 2001

                                      Among

                        TW HOLDINGS III, INC., as Seller,

                      TRENDWEST RESORTS, INC., as Servicer,

                           WELLS FARGO BANK MINNESOTA,
                       NATIONAL ASSOCIATION, as Custodian,

                    THE FINANCIAL INSTITUTIONS, party hereto,

                       JUPITER SECURITIZATION CORPORATION,

                             BLUE KEEL FUNDING, LLC,

                  FLEET SECURITIES, INC., as an Investor Agent,

     BANK ONE, NA (MAIN OFFICE CHICAGO), as an Investor Agent and as Agent,

                                       and

                   BANK ONE TRUST COMPANY, NA, as Paying Agent

                                                 TABLE OF CONTENTS

                                                                                                               Page
PRELIMINARY STATEMENTS
         PURCHASE ARRANGEMENTS
         Section 1.1       Purchase Facility......................................................................2
         Section 1.2       Increases.  ...........................................................................2
         Section 1.3       Decreases..............................................................................3
         Section 1.4       Payment Requirements...................................................................3
         Section 1.5       Repurchase or Substitution for Charged-Off and Defaulted Receivables...................4
         Section 1.6       Upgrades...............................................................................6
         Section 1.7       Assignment to Blue Keel................................................................6

ARTICLE II
         PAYMENTS AND COLLECTIONS
         Section 2.1       Payments...............................................................................7
         Section 2.2       Distributions Prior to Amortization Date...............................................8
         Section 2.3       Distributions Following Amortization Date.............................................10
         Section 2.4       Sharing of Applications...............................................................11
         Section 2.5       Payment Recission.....................................................................11
         Section 2.6       Maintenance of Purchaser Interests.  .................................................11
         Section 2.7       Clean Up Call.........................................................................11
         Section 2.8       Designated Accounts...................................................................11
         Section 2.9       Investment of Amounts in Designated Accounts..........................................12
         Section 2.10      Procedures for Substitution and Release of Receivables................................12
         Section 2.11      Deemed Collections....................................................................14
         Section 2.12      Terminating Purchasers................................................................14

ARTICLE III
         CONDUIT FUNDING
         Section 3.1       CP Costs..............................................................................15
         Section 3.2       CP Costs Payments.....................................................................15
         Section 3.3       Calculation of CP Costs and Carrying and Servicing Costs..............................15

ARTICLE IV
         FINANCIAL INSTITUTION FUNDING
         Section 4.1       Financial Institution Funding.........................................................15
         Section 4.2       Yield Payments........................................................................16


                                                         i



                                                                                                               Page

         Section 4.3       Selection and Continuation of Tranche Periods.........................................16
         Section 4.4       Financial Institution Discount Rates..................................................16
         Section 4.5       Suspension of the LIBO Rate...........................................................16

ARTICLE V
         REPRESENTATIONS AND WARRANTIES
         Section 5.1       Representations and Warranties of the Trendwest Parties...............................17

ARTICLE VI
         CONDITIONS OF PURCHASES
         Section 6.1       Conditions Precedent to Effectiveness of Agreement....................................23
         Section 6.2       Conditions Precedent to All Purchases.................................................23

ARTICLE VII
         COVENANTS
         Section 7.1       Affirmative Covenants of the Trendwest Parties........................................24
         Section 7.2       Negative Covenants of the Trendwest Parties...........................................33

ARTICLE VIII
         ADMINISTRATION AND COLLECTION
         Section 8.1       Designation of Servicer...............................................................34
         Section 8.2       Duties of Servicer....................................................................35
         Section 8.3       Collections Following an Amortization Event...........................................36
         Section 8.4       Responsibilities of the RPA Seller....................................................37
         Section 8.5       Reports...............................................................................37
         Section 8.6       Servicing Fees........................................................................37
         Section 8.7       TWRI Financial Covenants..............................................................37

ARTICLE IX
         HEDGING
         Section 9.1       Hedge Event...........................................................................38
         Section 9.2       Hedge Accumulation Period.............................................................38

ARTICLE X
         AMORTIZATION EVENTS
         Section 10.1      Amortization Events...................................................................39
         Section 10.2      Remedies..............................................................................42



                                                        ii



                                                                                                               Page


ARTICLE XI
         INDEMNIFICATION
         Section 11.1      Indemnities by the Trendwest Parties..................................................42
         Section 11.2      Increased Cost and Reduced Return.....................................................45
         Section 11.3      Other Costs and Expenses..............................................................46
         Section 11.4      Allocations...........................................................................46

ARTICLE XII
         THE AGENT
         Section 12.1      Authorization and Action..............................................................47
         Section 12.2      Delegation of Duties..................................................................47
         Section 12.3      Exculpatory Provisions................................................................47
         Section 12.4      Reliance by Agent.....................................................................48
         Section 12.5      Non-Reliance on Agent and Other Purchasers............................................48
         Section 12.6      Reimbursement and Indemnification.....................................................48
         Section 12.7      Agent in its Individual Capacity......................................................49
         Section 12.8      Successor Agent.......................................................................49

ARTICLE XIII
         ASSIGNMENTS; PARTICIPATIONS
         Section 13.1      Assignments...........................................................................49
         Section 13.2      Participations........................................................................50

ARTICLE XIV
         THE INVESTOR AGENTS
         Section 14.1      Authorization and Action..............................................................50
         Section 14.2      Delegation of Duties..................................................................51
         Section 14.3      Exculpatory Provisions................................................................51
         Section 14.4      Reliance by Investor Agent............................................................51
         Section 14.5      Non-Reliance on Investor Agent and Other Purchasers...................................52
         Section 14.6      Reimbursement and Indemnification.....................................................52
         Section 14.7      Investor Agent in its Individual Capacity.............................................52
         Section 14.8      Successor Investor Agent..............................................................53

ARTICLE XV
         THE CUSTODIAN
         Section 15.1      Appointment of Custodian; Delivery of Records; Verification...........................53
         Section 15.2      Receipts..............................................................................54
         Section 15.3      Duties of Custodian...................................................................55



                                                        iii



                                                                                                               Page

         Section 15.4      Representations and Warranties of Custodian...........................................56
         Section 15.5      Adverse Interests.....................................................................57
         Section 15.6      Termination or Resignation of Custodian...............................................57

ARTICLE XVI
         MISCELLANEOUS
         Section 16.1      Waivers and Amendments................................................................58
         Section 16.2      Notices...............................................................................59
         Section 16.3      Ratable Payments......................................................................59
         Section 16.4      Protection of Ownership Interests of the Purchasers...................................60
         Section 16.5      Confidentiality.......................................................................61
         Section 16.6      Bankruptcy Petition...................................................................61
         Section 16.7      Limitation of Liability...............................................................62
         Section 16.8      CHOICE OF LAW.........................................................................62
         Section 16.9      CONSENT TO JURISDICTION...............................................................62
         Section 16.10     WAIVER OF JURY TRIAL..................................................................62
         Section 16.11     Integration; Binding Effect; Survival of Terms........................................63
         Section 16.12     Counterparts; Severability; Section References........................................63
         Section 16.13     Bank Roles............................................................................64
         Section 16.14     Characterization......................................................................64
         Section 16.15     Nonrecourse Nature of Transactions....................................................65



                             Exhibits and Schedules

Exhibit I         Definitions

Exhibit II        Form of Purchase Notice

Exhibit III Places of Business of the Trendwest Parties; Locations of Records; Federal Employer Identification Number(s)

Exhibit IV        Form of Seller Direction

Exhibit V         Form of Compliance Certificate

Exhibit VI        Form of Assignment Agreement

Exhibit VII       Credit and Collection Policies

Exhibit VIII      Forms of Installment Sale Contracts

Exhibit IX        Form of Monthly Report

Exhibit X         Request for Release

Exhibit XI        Receipt

Exhibit XII       Account Numbers

Exhibit XIII      Schedule of Custodian Fees

Exhibit XIV       Form(s) of Mortgage Note(s)

Exhibit XV        Form of FI Assignment Document (First Step)

Exhibit XVI       Form of FI Assignment Document (Second Step)

Schedule A        Commitments of Financial Institutions

Schedule B        Documents to be Delivered to the Agent on or Prior to the
                  Initial Purchase

Schedule C        Existing Environmental Claims

                         RECEIVABLES PURCHASE AGREEMENT

     This Receivables Purchase Agreement dated as of September 28, 2001 is among

     (a) TW Holdings III, Inc., a Delaware corporation ("RPA Seller");

     (b) Trendwest Resorts, Inc., an Oregon corporation, as initial Servicer ("TWRI") and, together with the RPA Seller, the "Trendwest Parties";

     (c) Wells Fargo Bank Minnesota, National Association, as Custodian;

     (d) the funding  entities listed on Schedule A to this Agreement  (together
with  their  respective   successors  and  assigns  hereunder,   the  "Financial
Institutions");

     (e) Jupiter Securitization Corporation, a Delaware corporation ("Jupiter") and Blue Keel Funding, LLC, a Delaware limited liability company, ("Blue Keel"), as Conduits;

     (f) Fleet Securities, Inc. ("FSI"), a New York corporation, as an Investor Agent;

     (g) Fleet National Bank ("Fleet") as a Financial Institution; and

     (h) Bank One Trust Company, NA, as paying agent to the extent described herein (the "Paying Agent") and Bank One, NA (Main Office Chicago) as agent for the Purchasers hereunder or any successor agent hereunder (together with its successors and assigns hereunder, the "Agent"), as an Investor Agent and as a Financial Institution.

     Unless defined elsewhere herein, capitalized terms used in this Agreement shall have the meanings assigned to such terms in Exhibit I.


                             PRELIMINARY STATEMENTS

     The RPA Seller has previously sold, transferred and assigned to the Agent on behalf of Jupiter Purchaser Interests from time to time pursuant to a Receivables Purchase Agreement dated as of January 7, 2000 among the RPA Seller, TWRI, Sage Systems, Inc., as Custodian, the Financial Institutions party thereto, Jupiter, the Paying Agent and the Agent, further amended by Amendment No. 1 to Receivables Purchase Agreement, dated as of August 2, 2000, Amendment No. 2 to Receivables Purchase Agreement, dated as of August 8, 2000, and Amendment No. 3 to Receivables Purchase Agreement, dated as of January 4, 2001 (as so amended, the "Previous Purchase Agreement").

                  The parties to the Previous Purchase Agreement desire to amend and restate the Previous Purchase Agreement and to continue to transfer and assign Purchaser Interests from time to time, and Blue Keel, FSI and Fleet desire to become parties thereto.

     Jupiter and Blue Keel may, each in its absolute and sole discretion, purchase Purchaser Interests from the RPA Seller from time to time, in accordance with their respective Group Limits.

     In the event that a Conduit declines to make any purchase its related Financial Institution shall, at the request of the RPA Seller, purchase Purchaser Interests from time to time. In addition, each Financial Institution has agreed to provide a liquidity facility to each Conduit in its Group.

     This Agreement shall amend and restate the Previous Purchase Agreement in its entirety.

     In accordance with the terms hereof: Bank One, NA will act as Agent on behalf of the Investor Agents and Purchasers, Bank One will act as Investor Agent on behalf of the Purchasers in its Group, and FSI will act as Investor Agent on behalf of the Purchasers in its Group.


                                    ARTICLE I
                              PURCHASE ARRANGEMENTS

     Section 1.1 Purchase Facility. Immediately prior to the Assignment specified in Section 1.7, Bank One as Investor Agent on behalf of Jupiter will own 100% of the Purchaser Interests Immediately following such assignment, each Investor Agent on behalf of its related Conduit, will own a portion of the aggregate Purchaser Interests, apportioned ratably in accordance with its Group Limit. Upon the terms and subject to the conditions hereof, the RPA Seller may, at its option, sell and assign further Purchaser Interests to each Investor Agent for the benefit of one or more of the Purchasers in its applicable Group. Such sales and assignments shall be made ratably to the Investor Agents, in accordance with each applicable Group Limit. During the period from the date hereof to but not including the earlier to occur of the Revolving Period Termination Date and the Facility Termination Date, in accordance with the terms and conditions set forth herein, a Conduit may, at its option, instruct its Investor Agent to purchase on behalf of such Conduit (or if such Conduit shall decline to purchase, such Investor Agent shall purchase, on behalf of such Conduit's related Financial Institutions) Purchaser Interests from time to time in an amount which, when added to the existing Purchaser Interests of such Group, shall not cause the aggregate Capital of such Group to exceed its Group Limit.

     Section 1.2 Increases. The RPA Seller shall provide the Agent and each Investor Agent with at least two Business Days' prior notice in a form set forth as Exhibit II hereto of the Initial

Purchase (which shall not occur sooner then the Effective Date) and each Incremental Purchase (a "Purchase Notice"). Each Purchase Notice shall be subject to Section 6.2 hereof and, except as set forth below, shall be irrevocable and shall specify (i) the requested Purchase Price (which shall not be less than $2,500,000) and date of purchase (ii) the allocation of such amount among each of the Groups (which shall be proportional to the Group Limit of each Group) and (iii) in the case of an Incremental Purchase to be funded by a Financial Institution, the requested Discount Rate and Tranche Period. Each Purchase Notice shall include a Schedule of Receivables for any Receivables either being sold under the Sale Agreement on the date of such Incremental Purchase or which were sold under the Sale Agreement since the date of the preceding Incremental Purchase. The RPA Seller may submit to the Agent and each Investor Agent no more than two Purchase Notices during any Accrual Period. Following receipt of a Purchase Notice, the Investor Agent for each Conduit will determine whether such Conduit agrees to make the purchase. If a Conduit declines to make a proposed purchase, the RPA Seller may cancel the Purchase Notice or, in the absence of such a cancellation, the Incremental Purchase of the Purchaser Interest will be made by the such Conduit's related Financial Institutions. On the date of each Incremental Purchase, upon satisfaction of the applicable conditions precedent set forth in Article VI, the applicable Purchasers shall deposit to an account of the RPA Seller designated by the RPA Seller in the Purchase Notice, in immediately available funds, an amount equal to (i) in the case of a Conduit, the aggregate Purchase Price of the Purchaser Interests such Conduit is then purchasing, with such payment to be initiated no later than 2:00 p.m. (Chicago time), or (ii) in the case of such Conduit's related Financial Institutions, each such related Financial Institution's Pro Rata Share of the aggregate Purchase Price of the Purchaser Interests the related Financial Institutions are purchasing.

     Section 1.3 Decreases. On each Settlement Date prior to the Amortization Date, the Monthly Available Funds shall be applied to reduce Capital (i) to the extent described in clause fourth and clause tenth of Section 2.2(a) and (ii) to the extent determined by the RPA Seller, to the extent Monthly Available Funds are available to be applied pursuant to clause eleventh of Section 2.2(a). On each Settlement Date on or following to the Amortization Date, the Amortization Period Available Funds shall be applied to reduce Capital to the extent described in clause fourth of Section 2.3. Servicer shall include in the Monthly Report delivered pursuant to Section 8.5 on each Monthly Report Date the amount of the Monthly Available Funds or Amortization Period Available Funds, as applicable, that will be applied pursuant to Section 2.2 or Section 2.3, as applicable, to reduce Capital on the related Settlement Date. All amounts paid pursuant to clauses fourth and eleventh of Section 2.2(a) and clause fourth of
Section 2.3 shall be applied to the Purchaser Interests of each Group, ratably in accordance with the Capital of all Purchaser Interests of such Group. Each such Group shall apply such amounts to the Purchaser Interests of each Conduit and its related Financial Institutions in accordance with the amount of Capital (if any) owing to such Conduit, on the one hand, and the amount of Capital (if any) owing to such related Financial Institutions (ratably, based on their respective Pro Rata Shares), on the other hand.

     Section 1.4 Payment Requirements. All amounts to be paid or deposited by any Trendwest Party pursuant to any provision of this Agreement shall be paid or deposited in accordance with the terms hereof no later than 10:00 a.m. (Chicago time) on the day when due in immediately available funds, and if not received before 10:00 a.m. (Chicago time) shall be deemed to be received on the next succeeding Business Day. If such amounts are payable in reduction of Capital or otherwise to a Purchaser they shall be paid to the Investor Agent for such Purchaser's Group at the address for such Investor Agent indicated on the signature pages to this Agreement until otherwise notified by such Investor Agent. All computations of Yield, per annum fees calculated as part of any CP Costs, and per annum fees hereunder and under the Fee Letters shall be made on the basis of a year of 360 days for the actual number of days elapsed. If any amount hereunder shall be payable on a day which is not a Business Day, such amount shall be payable on the next succeeding Business Day.

     Section 1.5 Repurchase or Substitution for Charged-Off and Defaulted Receivables.

     (a) On any Settlement Date, the RSA Seller may, at its option, cause the Investor Agents to convey back to RPA Seller the interest of the Investor Agents in (x) to the extent permitted pursuant to Section 1.5(d), any Receivable which constituted a Charged-Off Receivable, an Undocumented Receivable, or a Defaulted Receivable as of the last day of the related Accrual Period and (y) to the extent permitted by Section 1.5(f), any Timeshare Interest which constituted a Repossessed Timeshare Interest as of the last day of the related Accrual Period. If an Originator chooses to exercise the reconveyance option as permitted by this Section 1.5, the Servicer shall cause such Originator to provide the Agent and each Investor Agent with irrevocable written notice on the Monthly Report Date preceding such Settlement Date of its intention to cause such reconveyance to occur, which notice shall (i) state the amount of each form of consideration described in Sections 1.5(b) and 1.5(e) which shall be paid to the Investor Agent on such Settlement Date, (ii) identify the Charged-Off Receivables, Undocumented Receivables or Defaulted Receivables to be reconveyed to the RPA Seller and (iii) otherwise be satisfactory in form and substance to Agent and the applicable Investor Agent. On such Settlement Date, Agent shall execute a Request for Release in accordance with Section 2.10 for such Charged-Off Receivables, Undocumented Receivables or Defaulted Receivables, without representation or warranty.

     (b) As consideration for any reconveyance pursuant to Section 1.5(a)(x) which occurs on a Settlement Date prior to the earlier to occur of the Revolving Period Termination Date and the Amortization Date, the RPA Seller shall provide to each Investor Agent, on behalf of the Purchasers in its Group:

     (i) first, additional Purchaser Interests in the RPA Seller's existing Receivables (so long as such additional Purchaser Interests do not cause the aggregate Purchaser Interests to exceed 100%);

     (ii) second,  if the aggregate  Purchaser  Interests as described in clause
(i) would exceed 100%, then the RPA Seller shall acquire additional Eligible Receivables pursuant to the Sale Agreement which will cause the aggregate Purchaser Interests to be equal to or less than 100%, to the extent that such Receivables are available to RPA Seller (and in compliance with all provisions in the Sale Agreement and in this Agreement for the acquisition of Receivables, including the provisions of Sections 2.10(a)); and

     (iii) third, to the extent that the Purchaser Interests would continue to exceed 100%, the RPA Seller shall pay to the Investor Agents for the Purchasers, in immediately available funds, an amount to be applied to reduce Capital such that the Purchaser Interests shall not exceed 100%.

     (c) As consideration for any reconveyance which occurs pursuant to Section 1.5(a)(x), on any Settlement Date on or following the earlier to occur of the Revolving Period Termination Date and the Amortization Date, the RPA Seller shall deposit into the Collection Account in immediately available funds, an amount equal to 100% of the Outstanding Balance of such Receivable as of the last day of the related Accrual Period.

     (d) The aggregate Outstanding Balance of Charged-Off Receivables and Defaulted Receivables reconveyed pursuant to Section 1.5(a)(x) shall (i) at no time exceed 10% of the result of (A) the aggregate initial Outstanding Balance of all Receivables conveyed from the RSA Seller to the RPA Seller on all RSA Purchase Dates reduced by (B) the aggregate Outstanding Balance of all Receivables subsequently reconveyed from the RPA Seller to the RSA Seller, and
(ii) (A) for the RSA Year beginning  January 7, 2001 not exceed  $15,000,000 and
(B) for the RSA Year beginning January 7, 2002, and each subsequent RSA Year, not exceed $17,500,000.

     (e) As consideration for any reconveyance pursuant to Section 1.5(a)(y) of a Repossessed Timeshare Interest, on the applicable Settlement Date, the RPA Seller shall deposit into the Collection Account in immediately available funds an amount equal to 25% of the original purchase price paid by the defaulting Obligor for such Timeshare Interest.

     (f) The RPA Seller may not repurchase Repossessed Timeshare Interests at any time pursuant to Section 1.5(a)(y) unless each of the following conditions is satisfied:

     (i) either the Amortization Date or the Revolving Period Termination Date has occurred;

     (ii) The RPA Seller has theretofore repurchased the maximum amount of Charged-off Receivables and Defaulted Receivables permitted to be repurchased at such time pursuant to Sections 1.5(a)(x) and 1.5(d); and

     (iii) the aggregate Outstanding Balance of all Charged-off Receivables and Defaulted Receivables related to Repossessed Timeshare Interests which have been repurchased pursuant to Section 1.5(a)(y), including the Repossessed Timeshare Interests to be repurchased on such Settlement Date, does not exceed an amount equal to 5.0% of the

Outstanding Balance of Eligible Receivables as of the earlier to occur of the Amortization Date and the Revolving Period Termination Date.

The RPA Seller may not repurchase any Repossessed Timeshare Interests relating to a Charged-off Receivable or a Defaulted Receivable unless the RPA Seller repurchases all of the Repossessed Timeshare Interests relating to such Charged-off Receivable or Defaulted Receivable at such time.

     (g) The rights of the RPA Seller pursuant to this Section 1.5 to repurchase Charged-off Receivables, Defaulted Receivables, Undocumented Receivables and Repossessed Timeshare Interests shall be subject and subordinate to the rights of the Agent pursuant to Section 10.2 to sell, dispose or otherwise liquidate the Receivables and the Related Security following the occurrence of an
Amortization Event. Such rights of the RPA Seller shall not apply to any Charged-off Receivables, Defaulted Receivables, Undocumented Receivables or Repossessed Timeshare Interests which an Investor Agent or any Servicer has sold, nor shall they apply to any Charged-off Receivables, Defaulted Receivables, Undocumented Receivables or Repossessed Timeshare Interests as to which an Investor Agent or any Servicer has provided at least five (5) Business Days prior notice to the RPA Seller of its intention so to sell (unless, prior to the expiration of such five (5) Business Days, the RPA Seller has irrevocably committed to purchase such Charged-off Receivables, Defaulted Receivables, Undocumented Receivables or Repossessed Timeshare Interests on the next succeeding Settlement Date).

     Section 1.6 Upgrades. In connection with an Upgrade by an Obligor, (i) the RPA Seller shall acquire the Upgrade Contract from the RSA Seller or the RTA Seller pursuant to the Sale Agreement or the Transfer Agreement, as applicable, upon which acquisition each then outstanding Purchaser Interest shall include an interest in the Receivable (the "Upgrade Receivable") represented by such Upgrade Contract (and in the Related Security and Collections with respect to such Upgrade Receivable) and (ii) upon such acquisition by the RPA Seller and compliance by the RPA Seller with Section 2.10, the Investor Agents shall release all of their interests in the existing Receivable (the "Pre-Upgrade Receivable") in respect of which such Upgrade occurred.

     Section 1.7 Assignment to Blue Keel.

     (a) On the date on  which  all of the  conditions  precedent  set  forth in
Section 6.1 have been satisfied (the "Effective Date"), Jupiter will sell and assign to Blue Keel, and Blue Keel will purchase from Jupiter, a 42.86% undivided interest in and to the Purchaser Interest held by Jupiter (excluding CP Costs and fees accrued to but excluding the Effective Date) for a purchase price of $15,585,639.97. On the Effective Date, each of the interest so purchased by Blue Keel and the interest retained by Jupiter shall become a separate Purchaser Interest for all purposes under the Transaction Documents.

     (b) Jupiter hereby:

     (i) represents and warrants that it is now, and on the Effective Date it will be, the legal and beneficial owner of the interest being assigned by it under this Section 1.7 and that such interest is free and clear of any Adverse Claim;

     (ii) makes no representation or warranty and assumes no responsibility with respect to any statement, warranties or representations made in or in connection with the Previous Purchase Agreement or any other instrument or document furnished pursuant thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Previous Purchase Agreement or any other instrument or document furnished pursuant thereto; and

     (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Trendwest Parties or the performance or observance by the Trendwest Parties of any of their obligations under the Previous Purchase Agreement or any other instrument or document furnished pursuant thereto.

     (c) Blue Keel agrees that it will, independently and without reliance upon the Agent, any Investor Agent, Jupiter or any other Purchaser, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.


                                   ARTICLE II
                            PAYMENTS AND COLLECTIONS

     Section 2.1 Payments. Notwithstanding any limitation on recourse contained in this Agreement, the RPA Seller shall immediately pay when due, for the account of the relevant Purchaser or Purchasers on a full recourse basis,

     (a) such fees as set forth in the Fee Letters (which fees shall be sufficient to pay all fees owing to the Financial Institutions);

     (b) all amounts payable as Yield;

     (c) all amounts payable as Deemed Collections (which shall be applied in accordance with Sections 2.2 and 2.3 hereof);

     (d) all amounts payable pursuant to Article XI, if any;

     (e)  all  Servicer  costs  and  expenses  in  connection   with  servicing,
administering and collecting the Receivables (to the extent not paid directly to the Servicer);

     (f) all Broken Funding Costs;

     (g) all fees owing to the Paying Agent;

     (h) all Hedging Costs incurred by the Agent or the Purchasers; and

     (i) all Default Fees (collectively, the "Obligations").

     If any Person fails to pay any of the Obligations when due, such Person agrees to pay, on demand, the Default Fee in respect thereof until paid. Notwithstanding the foregoing, no provision of this Agreement or the Fee Letters shall require the payment or permit the collection of any amounts hereunder in excess of the maximum permitted by applicable law. If at any time the RPA Seller receives any Collections or is deemed to receive any Collections, the RPA Seller shall immediately deposit such Collections or Deemed Collections to the Collection Account and, at all times prior to such payment, such Collections shall be held in trust by the RPA Seller for the exclusive benefit of the Investor Agents, the Purchasers and the Agent.

     Section 2.2 Distributions Prior to Amortization Date.

     (a) On each Settlement Date prior to the Amortization Date, the Paying Agent shall distribute all Monthly Available Funds with respect to the preceding Accrual Period in the following order of priority, based upon the instructions set forth in the Monthly Report prepared by the Servicer:

     first, if TWRI or one of its Affiliates is not then acting as the Servicer, such Monthly Available Funds shall be applied to the payment of the Successor Servicer fee;

     second, any Monthly Available Funds remaining after the application in clause first shall be applied to the reimbursement of the Agent's costs of collection and enforcement of this Agreement;

     third, any Monthly Available Funds remaining after the applications in clauses first and second shall be paid ratably to each Investor Agent (or to an account designated by such Investor Agent) for the ratable application to all accrued and unpaid fees under the Fee Letters, CP Costs and Yield;

     fourth, if the aggregate Purchaser Interests exceed 100% as of the last day of the related Accrual Period, any Monthly Available Funds remaining after the applications in clauses first through third shall be applied to the reduction of Aggregate Capital to the extent necessary to reduce the aggregate Purchaser Interests to 100%;

     fifth, any Monthly Available Funds remaining after the applications in clauses first through fourth shall be applied to ratable payment of all other unpaid Obligations (other than Servicer fees and costs and Deemed Collections);

     sixth, if the amount of Monthly Available Funds on deposit in the Reserve Account is less than the Reserve Account Required Amount, any Monthly Available Funds remaining after the applications in clauses first through fifth shall be deposited in the Reserve Account until the amount therein equals the Reserve Account Required Amount;

     seventh, if a Hedge Accumulation Period is in effect, any Monthly Available Funds remaining after the applications in clauses first through sixth shall be deposited in the Hedge Account;

     eighth, if an Amortization Event has occurred and is continuing, but the Agent has not declared the Amortization Date to have occurred pursuant to
Section 10.2, then any Monthly Available Funds remaining after the applications described in clauses first through seventh shall be deposited in the Reserve Account;

     ninth, any Monthly Available Funds remaining after the applications in clauses first through eighth shall be applied to payment to the Servicer of the servicing fee specified in Section 8.6;

     tenth, any Monthly Available Funds remaining after the applications in clauses first through ninth shall be applied to reduce to zero the Capital of all Purchaser Interests of Terminating Purchasers;

     eleventh, any Monthly Available Funds remaining after the applications in clauses first through tenth shall be applied to reduce Aggregate Capital, to the extent so specified in a Monthly Report as provided in Section 1.3; and

     twelfth, any Monthly Available Funds remaining after the applications in clauses first through eleventh shall be paid to the RPA Seller.

     (b) If, on any Settlement Date prior to the Amortization Date, the Monthly Available Funds available to be applied pursuant to Section 2.2(a) are less than the amounts specified in clauses first through fifth of Section 2.2(a) (such shortfall being a "Monthly Shortfall"), then the Paying Agent shall, as provided in the Monthly Report, withdraw from the Reserve Account the lesser of (i) the Monthly Shortfall and (ii) the amount of funds in the Reserve Account, and shall apply such withdrawn funds to unpaid amounts specified in clauses first through fifth of Section 2.2(a), in the order of priority therein specified.

     Section 2.3 Distributions Following Amortization Date. On each Settlement Date on or following the Amortization Date, the Paying Agent shall distribute all Amortization Period Available Funds with respect to the preceding Accrual Period in the following order of priority, based upon the instructions set forth in the Monthly Report prepared by the Servicer:

     first, if TWRI or one of its Affiliates is not then acting as the Servicer, such Amortization Period Available Funds shall be applied to the payment of the Successor Servicer Fee and to the payment of any fees then due and owing to the Custodian, such fees to be assessed in accordance with Exhibit XIII hereto;

     second, any Amortization Period Available Funds remaining after the application in clause first shall be paid to the Agent for application to the reimbursement of the Agent's costs of collection and enforcement of this Agreement;

     third, any Amortization Period Available Funds remaining after the applications in clauses first and second shall be paid ratably to each Investor Agent (or to an account designated by such Investor Agent) for the ratable application to all accrued and unpaid fees under the Fee Letters and all CP Costs and Yield;

     fourth, any Amortization Period Available Funds remaining after the applications in clauses first through third shall be applied ratably to Capital to the extent necessary to reduce the Capital of all Purchaser Interests to zero;

     fifth, any Amortization Period Available Funds remaining after the applications in clauses first through fourth shall be applied ratably for the ratable payment of all other unpaid Obligations (other than Servicer costs and Deemed Collections) and other Aggregate Unpaids;

     sixth, if TWRI or one of its Affiliates is then acting as the Servicer, any Amortization Period Available Funds remaining after the applications in clauses first through fifth shall be paid to the Servicer ratably for the application to the servicing fee specified in Section 8.6 and to the Custodian for the payment of any fee then due and owing to the Custodian, such fees to be assessed in accordance with Exhibit XIII hereto;

     seventh, any Amortization Period Available Funds remaining after the applications in clauses first through sixth shall be paid to the RPA Seller.

     Section 2.4 Sharing of Applications. Monthly Available Funds, Amortization Period Available Funds and other amounts applied to the payment of Aggregate Capital and other Aggregate Unpaids pursuant to Section 2.2 and Section 2.3, shall be distributed in accordance with the aforementioned provisions, and, giving effect to each of the priorities set forth in such Sections, shall be shared ratably (within each priority) (i) if such application is made in respect of Aggregate Capital, then with each Purchaser on the basis of the amount of Capital of Purchaser Interest of such Purchaser and (ii) if such application is made in respect of Aggregate Unpaids (other than Aggregate Capital) owing to the Agent, the Investor Agents and the Purchasers, then in accordance with the amount of such Aggregate Unpaids (other than Aggregate Capital) owing to each of them in respect of each such priority.

     Section 2.5 Payment Recission. No payment of any of the Aggregate Unpaids shall be considered paid or applied hereunder to the extent that, at any time, all or any portion of such payment or application is rescinded by application of law or judicial authority, or must otherwise be returned or refunded for any reason. The RPA Seller shall remain obligated for the amount of any payment or application so rescinded, returned or refunded, and shall promptly pay to the Agent (for application to the Person or Persons who suffered such recission, return or refund) the full amount thereof, plus the Default Fee from the date of any such recission, return or refunding.

     Section 2.6 Maintenance of Purchaser Interests. The RPA Seller shall ensure that the aggregate Purchaser Interests of the Purchasers shall at no time exceed 100%. If the aggregate of the Purchaser Interests of the Purchasers exceeds 100%, the RPA Seller shall immediately pay (ratably, based on the amount of Capital of Purchaser Interests held by the Purchasers of each Group) to each Investor Agent an amount to be applied to reduce the Capital of the Purchaser Interests (as allocated within each Group by the Investor Agent), such that after giving effect to such payment the aggregate of the Purchaser Interests equals or is less than 100%.

     Section 2.7 Clean Up Call. In addition to the RPA Seller's rights pursuant to Section 1.3 and Section 1.5, the RPA Seller shall have the right (after providing written notice to the Agent and the Investor Agents in accordance with the Required Notice Period), at any time following the reduction of the Capital to a level that is less than 10.0% of the original Purchase Limit, to repurchase from the Purchasers all, but not less than all, of the then outstanding
Purchaser Interests. The purchase price in respect thereof shall be an amount equal to the Aggregate Unpaids through the date of such repurchase, payable in immediately available funds. Such repurchase shall be without representation, warranty or recourse of any kind by, on the part of, or against any Purchaser or Investor Agent or the Agent.

     Section 2.8 Designated Accounts. The Servicer shall establish the Reserve Account, the Hedge Account, and the Collection Account (collectively, the "Designated Accounts") as follows:

     (a) The Servicer, for the benefit of the Agent, the Investor Agents and the Purchasers, shall maintain with the corporate trust department of the Paying Agent a trust account bearing the designation "TW Holdings III, Inc. Reserve Account" (the "Reserve Account") to include money and other property deposited and held therein pursuant to Section 2.2 and Section 6.2. The Reserve Account is and shall be the property of the RPA Seller subject to the rights of the Agent and the Investor Agents in the property held in the Reserve Account.

     (b) The Servicer, for the benefit of the Agent, the Investor Agents and the Purchasers, shall maintain with the corporate trust department of the Paying Agent a trust account bearing the designation "TW Holdings III, Inc. Hedge Account" (the "Hedge Account") to include money and other property deposited and held therein pursuant to Section 2.2 and Section 9.4. The Hedge Account is and shall be the property of the RPA Seller subject to the rights of the Agent and the Investor Agents in the property held in the Hedge Account.

     (c) The Servicer, for the benefit of the Agent, the Investor Agents and the Purchasers, shall maintain with the corporate trust department of the Paying Agent a trust account bearing the designation "TW Holdings III, Inc. Collection Account" (the "Collection Account"). The Collection Account is and shall be the property of the RPA Seller subject to the rights of the Agent and the Investor Agents in the property held in the Collection Account.

     Section 2.9 Investment of Amounts in Designated Accounts. The Servicer shall direct the Paying Agent, in writing, to invest the amounts in each Designated Account in Eligible Investments which shall mature on or before the next following Settlement Date; provided, however, it is understood and agreed that the Paying Agent shall not be liable for any loss arising from such investment in Eligible Investments or incurred as a result of the liquidation of any investment prior to its stated maturity or the failure of the Servicer to provide timely, written investment direction. In no event shall the Paying Agent be liable for the selection of Eligible Investments. The Paying Agent shall have no obligation to invest or reinvest any amounts held hereunder in the absence of written investment direction. All such Eligible Investments shall be held by the Paying Agent for the benefit of the Investor Agents on behalf of the Purchasers. Eligible Investments shall be selected that mature so that such funds will be available at the opening of business on the day preceding the next following Settlement Date. On the Business Day preceding each Settlement Date, all interest and other investment income (net of losses and investment expenses) on funds on deposit therein shall be withdrawn from each Designated Account and shall be deposited in the Collection Account.

     Section 2.10 Procedures for Substitution and Release of Receivables.

     (a) The obligation of the Agent pursuant to Section 2.10(b) to release its interests in Receivables described in clauses (i) and (ii) of the definition of Released Receivables following the acquisition by the RPA Seller of (i) one or more additional Eligible Receivables for the purpose specified in Section 1.5(a)(ii) or (ii) an Upgrade Receivable as contemplated in Section 1.6 shall be subject to the satisfaction by the RPA Seller, the Custodian and the RSA Seller or the RTA Seller (as applicable) of the conditions precedent specified in
Section 15.1 and 15.2 on or before the applicable RSA Purchase Date for any such additional Eligible Receivable or Upgrade Receivable.

     (b) The Agent shall release its interest in each Released Receivable and the related Receivable Documents by executing and delivering to the Custodian a request for release substantially in the form attached as Exhibit X (a "Request for Release") prepared by the Servicer. Pursuant to such Request for Release, the Agent shall assign to the RPA Seller without representation or warranty and without recourse its right, title and interest in such Released Receivable and the related Receivable Documents. Upon such execution and delivery, such Receivable will be released from the lien of the Agent, the Investor Agents and the Purchasers.

     (c) (i) Upon satisfaction of the conditions precedent specified in Section 2.10(c)(ii), the Agent and each Investor Agent shall each release its interest in certain Receivables and the related Receivable Documents from time to time following the delivery to the Agent and the Investor Agents of a certificate of the RPA Seller (each a "Seller Direction"), substantially in the form of Exhibit IV hereto. In connection with such release, the Agent shall deliver a Request for Release to the Custodian, pursuant to which the Agent shall assign without recourse, representation or warranty, its right, title, and interest in such Receivables and the Related Receivable Documents. Upon the execution and delivery of a Seller Direction and Request for Release and satisfaction of the such conditions precedent, the applicable Receivables shall be released from the lien of the Agent, the Investor Agents and the Purchasers.

     (ii) The Agent shall not effect a release pursuant to Section 2.10(c)(i) unless each of the following conditions precedent has been satisfied on or prior to the date of such release:

     (A) No Hedge Event, Potential Amortization Event or Amortization Event shall have occurred and be continuing or shall result from such release;

     (B) the RPA Seller shall have deposited into the Collection Account in respect of such release an amount equal to the Outstanding Balance of all such Receivables plus all accrued and unpaid interest thereon; and

     (C) other than with respect to a release occurring on a Settlement Date, the RPA Seller shall have (x) deposited into the Collection Account an amount equal to Broken Funding Costs with respect to such release and (y) provided to Agent and the Investor Agents a Seller Direction five days prior to the requested date for such release.

     Section 2.11 Deemed Collections. The RPA Seller hereby agrees to pay all Deemed Collections immediately to the Servicer on the date on which they are deemed to be received. Such Deemed Collections shall constitute part of the Monthly Available Funds, shall be deposited by the Servicer into the Collection Account within one Business Day of the date they are deemed to be received, and shall be applied pursuant to Section 2.2 and 2.3. Upon the deposit of such Deemed Collections into the Collection Account, the Agent shall release its interest in the related Diluted Receivable as provided in Section 2.10(b).

     Section 2.12 Terminating Purchasers.

     (a) Terminating Conduits. Any Conduit whose Investor Agent has given at least one Business Day's notice to the RPA Seller and Agent may give notice of its intention to not make any further Incremental Purchases reinvestment (a "Terminating Conduit"). Upon receipt of notice of such termination, unless revoked pursuant to instructions from such Terminating Conduit's Investor Agent, no additional Incremental Purchases will be made by such Terminating Conduit.

     (b) Terminating Financial Institution. Upon the RPA Seller's request, made not more than 90 nor less than 45 days prior to the Liquidity Termination Date, each Financial Institution hereby agrees to deliver written notice to the Investor Agents and the Agent and the RPA Seller indicating whether such Financial Institution intends to renew its Commitment hereunder and under its Liquidity Agreement. Each Financial Institution will deliver such notice not less than 30 days prior to the Liquidity Termination Date. If any Financial Institution fails to deliver such notice on or prior to the date that is 30 days prior to the Liquidity Termination Date, such Financial Institution will be deemed to have declined to renew its Commitment (each Financial Institution which has declined or has been deemed to have declined to renew its Commitment hereunder, a "Terminating Financial Institution"). The Investor Agent and the Agent shall promptly notify the Conduit and the RPA Seller of each Terminating Financial Institution.

     (c) Upon reduction to zero of the Capital of all of the Purchaser Interests of a Terminating Purchaser (after application of Collections thereto pursuant to Sections 2.2 and 2.3) all rights and obligations of such Terminating Purchaser hereunder shall be terminated and such Terminating Purchaser shall no longer be a "Financial Institution" or "Conduit", as applicable, hereunder; provided, however, that the provisions of Article X shall continue in effect for its benefit with respect to Purchaser Interests held by such Terminating Purchaser prior to its termination as a Financial Institution or Conduit, as applicable.

                                   ARTICLE III
                                 CONDUIT FUNDING

     Section 3.1 CP Costs. The RPA Seller shall pay CP Costs with respect to the Capital associated with each Purchaser Interest of a Conduit for each day that any Capital in respect of such Purchaser Interest is outstanding. Each Purchaser Interest funded substantially with Allocated Commercial Paper issued by or on behalf of a Conduit will accrue CP Costs each day on such Allocated Commercial Paper. Each Purchaser Interest funded substantially with Pooled Commercial Paper issued by or on behalf of a Conduit will accrue CP Costs each day on a pro rata basis, based upon the percentage share the Capital in respect of such Purchaser Interest represents in relation to all assets held by such Conduit and funded substantially with Pooled Commercial Paper.

     Section 3.2 CP Costs Payments. On each Settlement Date, the RPA Seller shall pay to each Investor Agent (for the benefit of its related Conduits) an aggregate amount equal to all accrued and unpaid CP Costs in respect of the Capital associated with all Purchaser Interests of such Conduit for the immediately preceding Accrual Period in accordance with Article II.

     Section 3.3 Calculation of CP Costs and Carrying and Servicing Costs. On each Determination Date, the Agent shall calculate the aggregate amount of CP Costs for the applicable Accrual Period and shall notify the RPA Seller and the Servicer of such aggregate amount. Two Business Days prior to each Determination Date, each Investor Agent shall calculate for the Purchasers in its Group the amount of (i) CP Costs for such Accrual Period in respect of the Purchaser Interests of its Group, (ii) Yield allocable to such Accrual Period in respect of the Purchaser Interests of its Group and (iii) all fees set forth in the applicable Fee Letter which are allocable to such Accrual Period, and such Investor Agent shall deliver a report of such amounts to the Agent. On each Determination Date, the Agent shall calculate the amount of the Carrying and Servicing Costs for the applicable Accrual Period (based on such reports and on its determination of those components of Carrying and Servicing Costs not so reported) and shall notify the RPA Seller and the Servicer of such amount.


                                   ARTICLE IV
                          FINANCIAL INSTITUTION FUNDING

     Section 4.1 Financial Institution Funding. Each Purchaser Interest held by a Financial Institution shall accrue Yield for each day during its Tranche Period at either the LIBO Rate or the Prime Rate in accordance with the terms and conditions hereof. Until the RPA Seller gives notice to the Agent and the applicable Investor Agent of another Discount Rate in accordance with Section 4.4, the initial Discount Rate for any Purchaser Interest transferred to a Financial Institution pursuant to the terms and conditions hereof shall be the Prime Rate. If a Financial Institution acquires by assignment from a Conduit in its Group any Purchaser Interest pursuant to a Liquidity Agreement, each Purchaser Interest so assigned shall each be deemed to have a new Tranche Period commencing on the date of any such assignment.

     Section 4.2 Yield Payments. On the Settlement Date for each Purchaser Interest held by a Financial Institution, RPA Seller shall pay to the applicable Investor Agent (for the benefit of such Financial Institution) an aggregate amount equal to the accrued and unpaid Yield for the entire Tranche Period of each such Purchaser Interest in accordance with Article II.

     Section 4.3 Selection and Continuation of Tranche Periods.

     (a) With consultation from (and approval by) the Investor Agent for the related Group, the RPA Seller shall from time to time request Tranche Periods for the Purchaser Interests held by the Financial Institutions of such Group, provided that, if at any time the Financial Institutions of such Group shall hold a Purchaser Interest, the RPA Seller shall always request Tranche Periods such that at least one Tranche Period shall end on the 20th day of each month (or, if such day is not a Business Day, then on the next Business Day).

     (b) The RPA Seller or the applicable Investor Agent may, effective on the last day of a Tranche Period for any Purchaser Interest (a "Terminating Tranche"), divide any such Purchaser Interest into multiple Purchaser Interests or combine any such Purchaser Interest with one or more other Purchaser Interests which are either ending on such day or are newly created on such day, provided that, in no event may a Purchaser Interest of a Conduit be combined with a Purchaser Interest of a Financial Institution.

     Section 4.4 Financial Institution Discount Rates. The RPA Seller may select the LIBO Rate or the Prime Rate for each Purchaser Interest purchased by a Financial Institution. The RPA Seller shall by 11:00 a.m. (Chicago time): (i) at least three (3) Business Days prior to the expiration of any Terminating Tranche with respect to which the LIBO Rate is being requested as a new Discount Rate and (ii) at least one (1) Business Day prior to the expiration of any Terminating Tranche with respect to which the Prime Rate is being requested as a new Discount Rate, give the applicable Investor Agent irrevocable notice of the new Discount Rate for the Purchaser Interest associated with such Terminating Tranche.


     Section 4.5 Suspension of the LIBO Rate. If any Financial Institution notifies its Investor Agent and the Agent that it has determined that funding its Pro Rata Share of the Purchaser Interests of the Financial Institutions at a LIBO Rate would violate any applicable law, rule, regulation, or directive of any governmental or regulatory authority, whether or not having the force of law, or that (i) deposits of a type and maturity appropriate to match fund its Purchaser Interests at such LIBO Rate are not available or (ii) such LIBO Rate does not accurately reflect the cost of acquiring or maintaining a Purchaser Interest at such LIBO Rate, then the Agent shall (solely with respect to the affected Financial Institution) suspend the availability of such LIBO Rate and require the RPA Seller to select the Prime Rate for such Financial Institution's Purchaser Interest accruing Yield at such LIBO Rate.

                                    ARTICLE V
                         REPRESENTATIONS AND WARRANTIES

     Section 5.1 Representations and Warranties of the Trendwest Parties. Each Trendwest Party hereby represents and warrants to the Agent, the Investor Agents and the Purchasers, as to




itself, and TWRI hereby represents as to WorldMark (to the extent specific reference to WorldMark is made) that:

     (a) Corporate Existence and Power. Such Trendwest Party is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, and is duly qualified to do business and is in good standing as a foreign corporation, and has and holds all corporate power and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is conducted, except where the failure to so qualify or so hold could not reasonably be expected to have a Material Adverse Effect.

     (b) Power and Authority; Due Authorization Execution and Delivery. The execution and delivery by such Trendwest Party of this Agreement and each other Transaction Document to which it is a party, and the performance of its obligations hereunder and thereunder and, in the case of the RPA Seller, the RPA Seller's use of the proceeds of purchases made hereunder, are within its corporate powers and authority and have been duly authorized by all necessary corporate action on its part. This Agreement and each other Transaction Document to which such Trendwest Party is a party has been duly executed and delivered by such Trendwest Party.

     (c) No Conflict. The execution and delivery by such Trendwest Party of this Agreement and each other Transaction Document to which it is a party, and the performance of its obligations hereunder and thereunder, do not contravene or violate (i) its certificate or articles of incorporation or by-laws, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any agreement, contract or instrument to which it is a party or by which it or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and do not result in the creation or imposition of any Adverse Claim on assets of such Trendwest Party or its Subsidiaries (except as created hereunder); and no transaction contemplated hereby requires compliance with any bulk sales act or similar law.

     (d) Governmental Authorization. Other than the filing of the Financing Statements required hereunder, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution and delivery by such Trendwest Party of this Agreement and each other Transaction Document to which it is a party and the performance of its obligations hereunder and thereunder.

     (e) Actions, Suits.

     (i) There are no actions, suits or proceedings pending, or to the best of such Trendwest Party's knowledge, threatened, against or affecting it, or any of its properties, in or before any court, arbitrator or other body.

     (ii) There are no actions, suits or proceedings pending, or to the best of such Trendwest Party's knowledge, threatened, against or affecting Servicer, or any of its or WorldMark's properties, in or before any court, arbitrator or other body, that could be reasonably expected to have a Material Adverse Effect.

     (iii) Such Trendwest Party is not in default with respect to any order of any court, arbitrator or governmental body.

     (f) Binding Effect. This Agreement and each other Transaction Document to which such Trendwest Party is a party constitute the legal, valid and binding obligations of such Trendwest Party enforceable against such Trendwest Party in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

     (g) Accuracy of Information. All information heretofore furnished by such Trendwest Party or any of its Affiliates to the Agent, the Investor Agents or the Purchasers for purposes of or in connection with this Agreement, any of the other Transaction Documents or any transaction contemplated hereby or thereby is, and all such information hereafter furnished by such Trendwest Party or any of its Affiliates to the Agent, the Investor Agents or the Purchasers will be, true and accurate in every material respect on the date such information is stated or certified and does not and will not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not misleading.

     (h) Use of Proceeds. No proceeds of any purchase hereunder will be used (i) for a purpose that violates, or would be inconsistent with, Regulation T, U or X promulgated by the Board of Governors of the Federal Reserve System from time to time or (ii) to acquire any security in any transaction which is subject to
Section 13 or 14 of the Securities Exchange Act of 1934, as amended.

     (i) Good Title. Immediately prior to each purchase hereunder, the RPA Seller shall be the legal and beneficial owner of the Receivables and Related Security with respect thereto, free and clear of any Adverse Claim, other than any Adverse Claim as the result of any action taken by any Purchaser or any Investor Agent or by the Agent. There have been duly filed all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect the RPA Seller's ownership interest in each Receivable, its Collections and the Related Security.

     (j) Perfection. This Agreement, together with the filing of the Financing Statements contemplated hereby, is effective to, and shall, upon each purchase hereunder, transfer to the relevant Investor Agent and Purchaser or Purchasers (and such Investor Agent and Purchaser or Purchasers shall acquire from the RPA Seller) a valid and perfected first priority undivided percentage ownership interest in each Receivable existing or hereafter arising and in the Related Security and Collections with respect thereto, free and clear of any Adverse Claim, except as created by the Transaction Documents. There have been duly filed all Financing Statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect the Agent's (on behalf of the Investor Agents and the Purchasers) ownership interest in the Receivables, the Related Security and the Collections.

     (k) Locations. The jurisdiction of organization and principal places of business of such Trendwest Party and the offices where it keeps all of its Records are located at the address(es) listed on Exhibit III or such other locations of which the Agent and the Investor Agents have been notified in accordance with Section 7.2(a) in jurisdictions where all action required to register and organize such Trendwest Party has been taken and completed. The RPA Seller's Federal Employer Identification Number is correctly set forth on
Exhibit III.

     (l) Collections. The conditions and requirements set forth in Section 8.2 have at all times been satisfied and duly performed. The name and address of the bank with which the Clearing Account is established, together with the account numbers of the Clearing Account and the Collection Account, are listed on
Exhibit XII.

     (m) Material Adverse Effect. Since December 31, 2000, no event has occurred that would have a Material Adverse Effect, including a Material Adverse Effect regarding the collectibility of the Receivables.

     (n) Names. In the past five (5) years, RPA Seller has not used any corporate names, trade names or assumed names other than the name in which it has executed this Agreement.

     (o) Ownership of the RPA Seller. TWRI owns, directly or indirectly, 100% of the issued and outstanding capital stock of the RPA Seller, free and clear of any Adverse Claim. Such capital stock is validly issued, fully paid and nonassessable, and there are no options, warrants or other rights to acquire securities of the RPA Seller.

     (p) Not a Holding Company or an Investment Company. Such Trendwest Party is not a "holding company" or a "subsidiary holding company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or any successor statute. Such Trendwest Party is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or any successor statute.

     (q) Compliance with Law. Such Trendwest Party has complied in all respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject. Each Receivable, together with the Contract related thereto, does not contravene any laws, rules or regulations applicable thereto (including laws, rules and regulations relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy), and no part of such Contract is in violation of any such law, rule or regulation.

     (r) Compliance with Credit and Collection Policy. Such Trendwest Party has complied in all material respects with the Credit and Collection Policy with regard to each Receivable and the related Contract, and has not made any material change to such Credit and Collection Policy, except such material change as to which the Agent and the Investor Agents have been notified in accordance with Section 7.1(a)(v).

     (s) Payments to Originators.

     (i) With respect to each Receivable transferred to the RPA Seller under the Sale Agreement, the RPA Seller has given reasonably equivalent value to the RSA Seller in consideration therefor, and such transfer was not made for or on account of an antecedent debt. No transfer by the RSA Seller of any Receivable under the Sale Agreement is or may be voidable under any section of the Bankruptcy Reform Act of 1978 (11 U.S.C. ss.ss. 101 et seq.), as amended.

     (ii) With respect to each Receivable transferred to the RSA Seller under the Transfer Agreement, the RSA Seller has given reasonably equivalent value to the RTA Seller in consideration therefor, and such transfer was not made for or on account of an antecedent debt. No transfer by any RTA Seller of any Receivable under the Transfer Agreement is or may be voidable under any section of the Bankruptcy Reform Act of 1978 (11 U.S.C. ss.ss. 101 et seq.), as amended.

     (t) Enforceability of Contracts. Each Contract with respect to each Receivable is effective to create, and has created, a legal, valid and binding obligation of the related Obligor to pay the Outstanding Balance of the Receivable created thereunder and any accrued interest thereon, enforceable against the Obligor in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

     (u) Eligible Receivables. Each Receivable included in the Net Receivables Balance as an Eligible Receivable on the RSA Purchase Date was an Eligible Receivable on such RSA Purchase Date.

     (v) Net Receivables Balance. Immediately after giving effect to each purchase hereunder, the Net Receivables Balance is at least equal to the sum of
(i) the aggregate Capital of all the Purchaser Interests plus (ii) the Aggregate Reserves.

     (w) Mortgages and Mortgage Notes. Each Fractional Interest Receivable is evidenced by a Mortgage Note and is secured by a Mortgage on the related
Fractional Interest and by no other collateral (unless a first priority perfected mortgage on or security interest in such other collateral has been created in favor of the RSA Seller and assigned by the RSA Seller to the RPA Seller and by the RPA Seller to the Agent). The Obligor under each Fractional Interest Receivable has been delivered the related deed, which was effective to convey fee simple title to such Obligor in the related Fractional Interest, and such deed has been duly recorded or registered in the Applicable Jurisdiction in accordance with applicable laws. All applicable intangibles taxes and documentary sales taxes in respect of each Mortgage Note have been paid in full. The Mortgage in respect of each Fractional Interest Receivable (i) names the RSA Seller as the first mortgagee, (ii) creates a valid and enforceable mortgage lien or deed of trust upon the related Fractional Interest in favor of the RSA Seller, subject to no liens, encumbrances or claims other than Permitted Liens and (iii) has not been assigned to any Person prior to the assignments thereof pursuant to the FI Assignment Documents. The related Mortgage contains customary and enforceable provisions so as to render the rights and remedies of the holder thereof adequate for the practical realization against the related FI Unit of the benefits of the security interests intended to be provided thereby, including by judicial foreclosure; and there is no exemption available to the related Obligor which would interfere with the mortgagee's right to foreclose such Mortgage, other than that which may be available under applicable bankruptcy, debt relief or homestead statutes.

     (x) Accounting. The manner in which such Trendwest Party accounts for the transactions contemplated by this Agreement and the Sale Agreement does not jeopardize the true sale analysis.

     (y) Title to WorldMark Properties. WorldMark, directly or beneficially, owns good record and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of its business, except for such defects in title as could not, individually or in the aggregate, have a Material Adverse Effect. As of the date of this Agreement, the real and personal property of the RPA Seller is subject to no Adverse Claims other than Adverse Claims created under the Transaction Documents.

     (z) Liabilities of WorldMark. WorldMark:

     (i) has not voluntarily incurred or at any time become voluntarily liable for any Indebtedness;

     (ii) has not voluntarily allowed its property to become subject to any Adverse Claims, nor is any of its property subject to any Adverse Claims, other than (A) utility or other easements or licenses unrelated to any debt of WorldMark or (B) Adverse Claims that do not exceed, in aggregate, $100,000; and

     (iii) has not involuntarily incurred and is not involuntarily liable for any debt, nor is any of its property involuntarily subject to any Liens (other than utility or similar easements or licenses unrelated to any debt of WorldMark) that individually or in the aggregate (with respect to all such debt and the obligations secured by all such Adverse Claims) exceed $1,000,000.

     (aa) Environmental Matters. TWRI has conducted its operations and kept and maintained its property in compliance with all Environmental Laws. TWRI has performed its duties under its management agreement with WorldMark in material compliance with all Environmental Laws.

     (bb) No Subsidiaries of WorldMark. WorldMark has no subsidiaries.

     (cc) Conformity of Receivable Documents. The information set forth on each Schedule of Receivables is accurate and is consistent with the terms of the related Receivable Documents delivered to the Custodian.

     (dd) Insurance. TWRI in its individual capacity and as property manager for WorldMark maintains in effect, or causes to be maintained in effect, such property, casualty and liability insurance covering its and WorldMark's real property and personal property as TWRI deems appropriate in its good faith business judgement.

     (ee) Compliance with Representations. On and as of the date of each purchase of a Purchaser Interest hereunder, each Trendwest Party hereby represents and warrants that all of the other representations and warranties made by it set forth in this Section 5.1 are true and correct on and as of the date of such purchase (and after giving effect to such purchase) as though made on and as of each such date.

                                   ARTICLE VI
                             CONDITIONS OF PURCHASES

     Section 6.1 Conditions Precedent to Effectiveness of Agreement. The effectiveness of this Agreement is subject to the conditions precedent that

     (a) the Agent and the Investor Agents shall have received on or before the date of such purchase those documents listed on Schedule B;

     (b) the Agent and the Investor Agents shall have received all fees and expenses required to be paid on such date pursuant to the terms of this Agreement and the Fee Letters; and

     (c) the Eagle Crest Acquisition shall have occurred on the terms specified in the Acquisition Agreement and no litigation shall be filed or threatened which challenges the Eagle Crest Acquisition.

     Section 6.2 Conditions Precedent to All Purchases. Each purchase of a Purchaser Interest (other than pursuant to a Liquidity Agreement) on and after the Effective Date shall be subject to the further conditions precedent that:

     (a) the Purchaser shall have timely delivered to the Agent and each Investor Agent a Purchase Notice, as specified in Section 1.2;

     (b) in the case of each such purchase, the Servicer shall have delivered to the Agent and each Investor Agent on or prior to the date of such purchase, in form and substance satisfactory to the Agent and the Investor Agents, all Monthly Reports as and when due under Section 8.5, and, upon the Agent's or any Investor Agent's request, the Servicer shall have delivered to such requesting Agent or Investor Agent at least three (3) days prior to such purchase an interim Monthly Report showing the amount of Eligible Receivables;

     (c) the  representations  and  warranties of the RPA Seller made in Section
5.1 are true and correct on and as of the date of such purchase as though made on and as of such date;

     (d) the Facility Termination Date shall not have occurred, the Aggregate Capital shall not exceed the Purchase Limit and the aggregate Purchaser Interests shall not exceed 100%;

     (e) no event has occurred and is continuing, or would result from such purchase that constitutes or would constitute an Amortization Event, a Potential Amortization Event, or an Excess Aged Receivables Event;

     (f) all actions and conditions specified in Article XV of this Agreement which are to be taken or satisfied on or prior to an RSA Purchase Date shall have been fully performed or satisfied;

     (g) the Agent and the Investor Agents shall have received such other approvals, opinions or documents as they may reasonably request;

     (h) the amount of funds in the Reserve Account (including any funds deposited therein by RPA Seller in connection with such Purchase) shall equal at least the Reserve Fund Required Amount following such Incremental Purchase; and

     (i) the Facility Termination Date shall not have occurred.

                                   ARTICLE VII
                                    COVENANTS

         Section 7.1 Affirmative Covenants of the Trendwest Parties. Until the date on which the Aggregate Unpaids have been indefeasibly paid in full and this Agreement terminates in accordance with its terms, each Trendwest Party hereby covenants, as to itself, as set forth below:

     (a) Financial Reporting. Such Trendwest Party will maintain, for itself and each of its Subsidiaries, a system of accounting established and administered in accordance with GAAP, and furnish to the Agent and each Investor Agent:

     (i) Annual Reporting. (A) For TWRI, within 90 days after the close of each of its fiscal years, audited, unqualified financial statements (which shall include balance sheets, statements of income and retained earnings and a statement of cash flows) certified in accordance with GAAP by any Big 5 Accounting Firm or any other independent public accountants acceptable to the RPA Seller, the Investor Agents and Agent, (B) for the RPA Seller, within 90 days after the close of each of its fiscal years, unaudited, unqualified financial statements (which may be internally prepared and shall include balance sheets and statements of income) certified by an Authorized Officer, and (C) for WorldMark, within 120 days after the close of each of its fiscal years audited, unqualified financial statements (which shall include balance sheets, statements of income and retained earnings and a statement of cash flows) for such fiscal year certified in accordance with GAAP by any independent public accountants acceptable to the RPA Seller and Agent (including Molatore, Pugh, McDaniel, Scroggin & Co., LLP).

     (ii) Quarterly Reporting. Within 45 days after the close of the first three
(3) quarterly periods of each of its respective fiscal years, (A) for TWRI a balance sheet as at the close of each such period and statements of income and retained earnings and a statement of cash flows for the period from the beginning of such fiscal year to the end of such quarter, all certified by an Authorized Officer, and (B) for the RPA Seller and WorldMark, balance sheets of as at the close of each such period and statements of income for the period from the beginning of such fiscal year to the end of such quarter, all certified by an Authorized Officer. All quarterly reports delivered to pursuant to this
Section 7.1(a)(ii) may be unaudited and internally prepared.

     (iii) Compliance Certificate. Together with the financial statements required hereunder, a compliance certificate in substantially the form of
Exhibit V signed by RPA Seller's Authorized Officer and dated the date of such annual financial statement or such quarterly financial statement, as the case may be, together with copies of the certificates of TWRI and WorldMark delivered pursuant to Section 4.1(a)(iii) of the Sale Agreement.

     (iv) Shareholders Statements and Reports. Promptly upon the furnishings thereof to the shareholders of the Originators or their Affiliates, copies of all financial statements, reports and proxy statements so furnished.

     (v) S.E.C. Filings. Promptly upon the filing thereof, copies of all registration statements and annual, quarterly, monthly or other regular reports which TWRI or its Affiliates or any of their Subsidiaries may from time to time file with the Securities and Exchange Commission.

     (vi) Copies of Notices. Promptly upon its receipt of any notice, request for consent, financial statements, certification, report or other communication under or in connection with any Transaction Document from any Person other than the Agent or Conduit, copies of the same.

     (vii) Change in Credit and Collection Policy. At least thirty (30) days prior to the effectiveness of any material change in or amendment to the Credit and Collection Policy, a copy of the Credit and Collection Policy then in effect and a notice indicating such change or amendment.

     (viii) Other Information. Promptly, from time to time, such other information, documents, records or reports relating to the Receivables or the condition or operations, financial or otherwise, of RPA Seller as the Agent may from time to time reasonably request in order to protect the interests of the Agent, the Investor Agents and the Purchasers under or as contemplated by this Agreement.
                                       25

     (b) Notices. The RPA Seller will notify the Agent and each Investor Agent in writing of any of the following promptly upon learning of the occurrence thereof, describing the same and, if applicable, the steps being taken with respect thereto;

     (i) Trigger Events. The occurrence of each Amortization Event, Potential Amortization Event, Hedge Event and Excess Aged Receivables Event, by a statement of an Authorized Officer of the RPA Seller.

     (ii) Judgment and Proceedings.

     (A) The entry of (1) any judgment or decree against the Servicer, WorldMark or any of their respective Subsidiaries if the aggregate amount of all judgments and decrees then outstanding against the Servicer, WorldMark and their Subsidiaries exceeds $1,000,000, or (2) any judgment whatsoever against the RPA Seller.

     (B) The institution of (1) any litigation, arbitration proceeding or governmental proceeding against the RPA Seller, or (2) any material litigation, arbitration proceeding or governmental proceeding against Servicer, any of its Subsidiaries, or WorldMark.

     (iii) Material Adverse Effect. The occurrence of any event or condition that has, or could reasonably be expected to have, a Material Adverse Effect, including a Material Adverse Effect on the collectibility of the Receivables.

     (iv) Amortization Date. The occurrence of the "Amortization Date" under the Sale Agreement.

     (v) Defaults Under Other Agreements. The occurrence of an event of default under any other material financing arrangement pursuant to which such Trendwest Party is a debtor or an obligor.

     (vi) Downgrade of the RSA Seller. Any downgrade in the rating of any Indebtedness or asset backed security of the RSA Seller, or any of its Subsidiaries or Affiliates, as applicable or as may become applicable, by any nationally recognized rating agency, setting forth the Indebtedness or asset backed security affected and the nature of such change.

     (vii) Default by Custodian. The occurrence of a default or event of default under Article XV or any other provision of this Agreement by the Custodian.

     (viii) Termination of Concord. The termination of Concord as Subservicer for the Legacy Eagle Crest Receivables.

     (c) Compliance with Laws and Preservation of Corporate Existence. Such Trendwest Party will comply in all material respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject. Such Trendwest Party will preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where its business is conducted.

     (d) Audits.

     (i) Such Trendwest Party will furnish to the Agent and each Investor Agent from time to time such information with respect to it and the Receivables as the Agent or any Investor Agent may reasonably request. Such Trendwest Party will, from time to time during regular business hours as requested by the Agent or any Investor Agent upon reasonable notice permit the Agent or any Investor Agent, or their agents or representatives, (x) to examine and make copies of and abstracts from all Records in the possession or under the control of such Person relating to the Receivables and the Related Security, including the related Contracts, and (y) to visit the offices and properties of such Person for the purpose of examining such materials described in clause (x) above, and to discuss matters relating to such Person's financial condition or the Receivables and the Related Security or any Person's performance under any of the Transaction Documents or any Person's performance under the Contracts and, in each case, with any of the officers or employees of the RPA Seller or the Servicer having knowledge of such matters.

     (ii) Prior to the occurrence of an Amortization Event, the Agent and the Investor Agent shall use reasonable efforts to make one joint request for an audit per calendar year. Notwithstanding any other provision herein, the cost of audits conducted pursuant to this Section 7.1(d) shall be borne by the RSA Seller and TWRI (x) if no Amortization Event has occurred and is continuing, once per calendar year and (y) at any time when an Amortization Event has occurred and is continuing.

     (e) Keeping and Marking of Records and Books.

     (i) The Servicer will maintain and implement administrative and operating procedures (including an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof), and will keep and maintain or will cause the Custodian to keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including records adequate to permit the immediate identification of each new Receivable and all Collections of and adjustments to each existing Receivable). The Servicer will give the Agent and each Investor Agent notice of any material change in the administrative and operating procedures referred to in the previous sentence.

     (ii) Such Trendwest Party will (A) on or prior to the date hereof, mark its master data processing records and other books and records relating to the Purchaser Interests with a legend, acceptable to the Agent and each Investor Agent, describing the Purchaser Interests and (B) upon the request of the Agent or each Investor Agent (x) mark each Contract with a legend describing the Purchaser Interests and (y) deliver to the Custodian all Contracts (including all multiple originals of any such Contract) relating to the Receivables.

     (iii) The Servicer will be responsible for causing the Subservicer to perform any function required by this Section 7.1(e) to the extent applicable.

     (f) Compliance with Contracts and Credit and Collection Policy. Such Trendwest Party will timely and fully (and, with respect to the Legacy Eagle Crest Receivables, cause the Subservicer to timely and fully) (i) perform and comply with all provisions, covenants and other promises required to be observed by it under the Contracts related to the Receivables, and (ii) comply in all respects with the Credit and Collection Policy in regard to each Receivable and the related Contract. RPA Seller will pay when due any taxes payable in connection with the Receivables, exclusive of taxes on or measured by income or gross receipts of Conduit, the Agent or any Financial Institution.

     (g) Performance and Enforcement of Sale Agreement.

     (i) The RPA Seller shall, and shall require the RSA Seller to, perform each of their respective obligations and undertakings under and pursuant to the Sale Agreement, shall purchase Receivables thereunder in strict compliance with the terms thereof and shall vigorously enforce the rights and remedies accorded to RPA Seller under the Sale Agreement. The RPA Seller shall take all actions to perfect and enforce its rights and interests (and the rights and interests of the Agent, the Investor Agents and the Purchasers as assignees of the RPA Seller) under the Sale Agreement as the Agent or any Investor Agent may from time to time reasonably request, including making claims to which it may be entitled under any indemnity, reimbursement or similar provision contained in the Sale Agreement.

     (ii) The RSA Seller shall, and shall require the RTA Seller to, perform each of their respective obligations and undertakings under and pursuant to the Transfer Agreement, shall purchase Receivables thereunder in strict compliance with the terms thereof and shall vigorously enforce the rights and remedies accorded to the RSA Seller under the Transfer Agreement. The RSA Seller shall take all actions to perfect and enforce its rights and interests (and the rights and interests of the Agent, the Investor Agents and the Purchasers as assignees of the RSA Seller) under the Transfer Agreement as the Agent or any Investor

Agent may from time to time reasonably request, including making claims to which it may be entitled under any indemnity, reimbursement or similar provision contained in the Transfer Agreement.

     (h) Performance and Enforcement of Custodian Duties. The RPA Seller shall, and shall require the Custodian to, perform each of their respective obligations and undertakings under and pursuant to Article XV of this Agreement and shall vigorously enforce the rights and remedies accorded to the RPA Seller under
Article XV of this Agreement. The RPA Seller shall take all actions to perfect and enforce its rights and interests (and the rights and interests of the Agent, the Investor Agents and the Purchasers as assignees of the RPA Seller) under
Article XV of this Agreement as the Agent or any Investor Agent may from time to time reasonably request, including making claims to which it may be entitled under any indemnity, reimbursement or similar provision contained in Article XV of this Agreement.

     (i) Ownership. The RPA Seller shall take all necessary action under all applicable laws to (i) vest legal and equitable title to the Receivables, the Related Security and the Collections purchased under the Sale Agreement irrevocably in the RPA Seller, free and clear of any Adverse Claims other than Adverse Claims in favor of the Agent, the Investor Agents and the Purchasers (including the filing of all Financing Statements or other similar instruments or documents necessary under the UCC (or any comparable law) in all appropriate jurisdictions to perfect the RPA Seller's interest in such Receivables, Related Security and Collections and such other action to perfect, protect or more fully evidence the interest of the RPA Seller therein as the Agent or any Investor Agent may reasonably request), and (ii) establish and maintain, in favor of the Agent, for the benefit of the Investor Agents and the Purchasers, a valid and perfected first priority undivided percentage ownership interest (and/or a valid and perfected first priority security interest) in all Receivables, Related Security and Collections to the full extent contemplated herein, free and clear of any Adverse Claims other than Adverse Claims in favor of the Agent for the benefit of the Investor Agents and the Purchasers (including the filing of all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) in all appropriate jurisdictions to perfect the Agent's interest in such Receivables, Related Security and Collections and such other action to perfect, protect or more fully evidence the interest of the Agent as the Agent may reasonably request).

     (j) Purchasers' Reliance. The RPA Seller acknowledges that the Purchasers are entering into the transactions contemplated by this Agreement in reliance upon the RPA Seller's identity as a legal entity that is separate from any Originator. Therefore, from and after the date of execution and delivery of this Agreement, the RPA Seller shall take all reasonable steps, including all steps that the Agent, any Investor Agent or any Purchaser may from time to time reasonably request, to maintain the RPA Seller's identity as a separate legal entity and to make it manifest to third parties that the RPA Seller is an entity with assets and liabilities distinct from those of any Originator and any Affiliates thereof and not just a division of any Originator. Without limiting the generality of the foregoing and in addition to the other covenants set forth herein, the RPA Seller shall:

     (i) engage in only the acquisition, ownership, selling, reselling (under the circumstances contemplated by this Agreement) and pledging of the property acquired from TWRI pursuant to the Sale Agreement (including the ability to enter into a new Installment Sale Contract with an Obligor pursuant to an Upgrade), and causing the issuance and sale of Purchaser Interests pursuant to this Agreement and the exercise of any powers permitted to corporations under the General Corporation Law of the State of Delaware, which are incidental to the foregoing or necessary to accomplish the foregoing;

     (ii) maintain its books and records separate from the books and records of any other entity, and maintain separate bank accounts where no funds of the RPA Seller shall be commingled with funds of any other entity;

     (iii) keep in full effect its existence, rights and franchises as a corporation under the laws of the State of Delaware and obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement;

     (iv) conduct its business from an office or office space separate from the offices of the Originators and WorldMark and maintain a telephone number separate from those of the Originators and WorldMark and operate its business generally so as not to be substantively consolidated with any of its Affiliates;

     (v) not own any subsidiary or lend or advance any moneys to or make an investment in, any Person, or make any capital expenditures;

     (vi) not (1) dissolve or liquidate in whole or in part, commence any case, proceeding or other action under any existing or future bankruptcy, insolvency or similar law seeking to have an order for relief entered with respect to it, or seeking reorganization, arrangement, adjustment, wind-up, liquidation, dissolution, composition or other relief with respect to it or its debts, (2) seek appointment of a receiver, Paying Agent, custodian or other similar official for it or any part of its assets, (3) make a general assignment for the benefit of creditors (other than as contemplated herein), or (4) take any action in furtherance of, or consenting or acquiescing in, any of the foregoing;

     (vii) not guarantee (directly or indirectly), endorse or otherwise become contingently liable (directly or indirectly) for the obligations of, or own or purchase any stock, obligations or securities of or any other interest in, or make any capital contribution to, any other Person;

     (viii) not merge or consolidate with any other Person;

     (ix) not engage in any other action that adversely affects whether the separate legal identity of any Originator will be respected, including holding itself out as being liable for the debts of any other party or acting other than in its corporate name and through its duly authorized officers or agents;

     (x) not create, incur, assume, or in any manner become liable in respect of any indebtedness other than that contemplated herein or trade payables and expense accruals incurred in the ordinary course of business and which are incidental to its business purpose;

     (xi) at all times have a Board of Directors of three to seven members, which consists of at least one director who is an Independent Director, and have at least one executive officer who is an Independent Officer; provided, however, that (a) such Independent Director may also be the Independent Officer and (b) such Independent Director and such Independent Officer may serve in similar capacities for other "special purpose entities" formed by any Originator and its Affiliates; the RPA Seller's Certificate of Incorporation shall at all times provide that such Independent Director shall have a fiduciary duty to the Purchasers;

     (xii) compensate all employees, consultants and agents directly, from the RPA Seller's bank accounts, for services provided to the RPA Seller by such employees, consultants and agents and, to the extent any employee, consultant or agent of the RPA Seller is also an employee, consultant or agent of any Originator, allocate the compensation of such employee, consultant or agent between the RPA Seller and each such Originator on a basis that reflects the services rendered to the RPA Seller and each Originator;

     (xiii) conduct all transactions with each Originator and the Servicer (including any delegation of its obligations hereunder as Servicer) strictly on an arm's-length basis, allocate all overhead expenses (including telephone and other utility charges) for items shared between the RPA Seller and any Originator on the basis of actual use to the extent practicable and, to the extent such allocation is not practicable, on a basis reasonably related to actual use;

     (xiv) observe all corporate formalities as a distinct entity, and ensure that all corporate actions relating to (A) the selection, maintenance or replacement of the Independent Director, (B) the dissolution or liquidation of the RPA Seller or (C) the initiation of, participation in, acquiescence in or consent to any bankruptcy, insolvency, reorganization or similar proceeding involving the RPA Seller, are duly authorized by unanimous vote of its Board of Directors (including the Independent Director);

     (xv) prepare its financial statements separately from those of the Originator and insure that any consolidated financial statements of any Originator or any Affiliate thereof that include the RPA Seller have notes clearly stating that the RPA Seller is a separate corporate entity and that its assets will be available first and foremost to satisfy the claims of the creditors of the RPA Seller and will not be available to satisfy the claims of the creditors of such Originator;

     (xvi) pay all of the RPA Seller's operating expenses from the RPA Seller's own assets (except for certain payments by the RSA Seller or other Persons pursuant to allocation arrangements that comply with the requirements of this
Section 7.1(j));

     (xvii) maintain the effectiveness of, and continue to perform under the Sale Agreement, such that it does not amend, restate, supplement, cancel, terminate or otherwise modify the Sale Agreement, or give any consent, waiver, directive or approval thereunder or waive any default, action, omission or breach under the Sale Agreement or otherwise grant any indulgence thereunder, without (in each case) the prior written consent of the Agent and each Investor Agent;

     (xviii) take such other actions as are necessary on its part to ensure that the facts and assumptions set forth in the opinion issued by Chapman and Cutler as counsel for the RPA Seller, in connection with the closing or initial purchase under this Agreement and relating to substantive consolidation issues, and in the certificates accompanying such opinion, remain true and correct in all material respects at all times.

     (k) Taxes. Such Trendwest Party shall file all tax returns and reports required by law to be filed by it and shall promptly pay all taxes and governmental charges at any time owing.

     (l) Insurance. The RPA Seller shall maintain in effect, or cause to be maintained in effect, at the RPA Seller's own expense, such property, casualty and liability insurance covering the Trendwest Parties' real property and personal property as the RPA Seller shall deem appropriate in its good faith business judgment. The foregoing requirements shall not be construed to negate, reduce or modify, and are in addition to, the RPA Seller's obligations hereunder.

     (m) Environmental Laws. TWRI shall, and shall cause each of its Subsidiaries to, conduct its operations and keep and maintain its property in compliance with all Environmental Laws. TWRI shall perform its duties under its management agreement with WorldMark in compliance with all Environmental Laws.

     (n)  Fractional  Interest  Receivables.   On  or  before  the  Undocumented
Receivable Date with respect to each Fractional Interest Receivable, the RPA Seller shall cause the Servicer to perform the following:

     (i) Each of the related deed, the Mortgage and each FI Assignment Document related to such Fractional Interest Receivable shall have been duly recorded or registered in the Applicable Jurisdiction in accordance with all applicable laws and duly executed file stamped originals thereof (which shall include evidence thereon of payment of all required documentary stamps and intangible taxes, if any are required) shall have been delivered to the Custodian pursuant to Article XV; and

     (ii) An Acceptable Title Policy shall have been delivered to the Custodian pursuant to Article XV.

     Section 7.2 Negative Covenants of the Trendwest Parties. Until the date on which the Aggregate Unpaids have been indefeasibly paid in full and this Agreement terminates in accordance with its terms, each Trendwest Party hereby covenants, as to itself, that:

     (a) Name Change, Offices and Records. Such Trendwest Party will not change its name, identity or corporate structure or change its chief executive office or its jurisdiction of organization or relocate any office where Records are kept, if such action would have the effect (immediately or upon the passage of time) of causing any of the security interests of the Agent in any of the Receivables or the Related Security to become unperfected unless it shall have:
(i) given the Agent and each Investor Agent at least forty-five (45) days' prior written notice thereof, (ii) delivered to the Agent and each Investor Agent all Financing Statements, instruments and other documents requested by the Agent or an Investor Agent in connection with such change or relocation and (iii) shall promptly file appropriate amendments to all previously filed financing and continuation statements or new financing statements, as applicable.

     (b) Modifications to Contracts and Credit and Collection Policy. Such Trendwest Party will not make any change to the Credit and Collection Policy that could adversely affect the collectibility of the Receivables or decrease the credit quality of any newly created Receivables. Except as provided in
Section 8.2(e), the Servicer will not extend, amend or otherwise modify the terms of any Receivable or any Contract related thereto other than in accordance with the Credit and Collection Policy.

     (c) Sales, Liens. The RPA Seller shall not sell, assign (by operation of law or otherwise) otherwise dispose of, grant any option with respect to, create or suffer to exist any Adverse Claim upon (including the filing of any financing statement) or with respect to any Receivable, Related Security or Collections, or upon or with respect to any Contract under which any Receivable arises, or any Collection Account, or assign any right to receive income with respect thereto (other than, in each case, the creation of the interests therein in favor of the Agent, the Investor Agents and the Purchasers provided for herein). The RPA Seller shall defend the right, title and interest of the Agent, the

Investor Agents and the Purchasers in, to and under any of the foregoing property, against all claims of third parties claiming through or under the RPA Seller or any Originator. However, no part of this Section 7.2(c) shall be construed as prohibiting an assignment pursuant to Section 2.10 or Section 13.1 of this Agreement.

     (d) Net Receivables Balance. At no time prior to the Amortization Date shall the RPA Seller permit the Net Receivables Balance to be less than an amount equal to the sum of (i) the aggregate Capital of all the Purchaser Interests plus (ii) the Aggregate Reserves.


                                  ARTICLE VIII
                          ADMINISTRATION AND COLLECTION

     Section 8.1 Designation of Servicer.

     (a) The servicing, administration and collection of the Receivables shall be conducted by such Person (the "Servicer") so designated from time to time in accordance with this Section 8.1. TWRI is hereby designated as, and hereby agrees to perform the duties and obligations of, the Servicer pursuant to the terms of this Agreement. The Agent may at any time following the occurrence and during the continuation of a Servicer Default designate as Servicer any Person to succeed TWRI or any successor Servicer.

     (b) TWRI shall not be permitted to delegate any of its duties or responsibilities as Servicer to any Person other than (i) with respect to Charged-Off Receivables, outside collection agencies in accordance with its customary practices, and (ii) with the prior written consent of the Agent (such consent not to be unreasonably withheld), any other sub-servicer appointed by the Servicer. If at any time the Agent shall designate as Servicer any Person other than TWRI, all duties and responsibilities theretofore delegated by TWRI to the Subservicer or to any other sub-servicer may, at the discretion of the Agent, be terminated forthwith on notice given by the Agent to TWRI and to such sub-servicer. The Agent hereby consents to the appointment of Concord as sub-servicer with respect to the Legacy Eagle Crest Receivables.

     (c)  Notwithstanding  the foregoing  subsection (b), as long as TWRI or its
Subsidiary  or  Affiliate  is  Servicer  (or  the   Subservicer   is  servicing,
administering or collecting the Legacy Eagle Crest Receivables),

     (i) TWRI shall be and remain primarily liable to the Agent, the Investor Agents and the Purchasers for the full and prompt performance of all duties and responsibilities of the Servicer hereunder, and

     (ii) the Agent, the Investor Agents and the Purchasers shall be entitled to deal exclusively with TWRI in matters relating to the discharge by the Servicer of its duties and responsibilities hereunder. The Agent, the Investor Agents and the Purchasers shall not be required to give notice, demand or other communication to any Person other than TWRI in order for communication to the Servicer, the Subservicer or any other sub-servicer or other delegate with respect thereto to be accomplished. TWRI, at all times that it is the Servicer, shall be responsible for providing the Subservicer or any other sub-servicer or other delegate of the Servicer with any notice given to the Servicer under this Agreement.

     Section 8.2 Duties of Servicer.

     (a) The Servicer shall take or cause to be taken all such actions as may be necessary or advisable to collect each Receivable from time to time, all in accordance with applicable laws, rules and regulations, with reasonable care and diligence, and in accordance with the Credit and Collection Policy.

     (b) (i) The Servicer shall cause each Obligor (other than Obligors of Legacy Eagle Crest Receivables during the Concord Servicing Period) who does not remit payments by Automatic Debit Collection to remit his or her payments on the Receivables to a post office box in the name of Wells Fargo Bank Minnesota, National Association (in such capacity, the "Clearing Account Agent"). The Servicer shall cause the Clearing Account Agent to deposit, within one (1) Business Day of receipt, all payments on the Receivables that are received in such post office box into a clearing account (the "Clearing Account") established at Key Bank, National Association, or another bank acceptable to the Agent in its sole discretion (such bank the "Clearing Account Bank"). The Servicer shall cause any payments made by Automatic Debit Collection (other than with respect to Legacy Eagle Crest Receivables during the Concord Servicing Period) to be deposited directly into the Clearing Account from each Obligor's relevant account. On each Business Day, the Servicer shall cause the Clearing Account Bank to remit all good funds on deposit in the Clearing Account related to the Receivables to the Collection Account.

     (ii) Seller shall cause the Subservicer to instruct each Obligor with respect to the Legacy Eagle Crest Receivables to remit his or her payments to the Concord Account until the termination of the Concord Servicing Period. Seller shall instruct any payments with respect to the Legacy Eagle Crest Receivables made by Automatic Debit Collection to be deposited directly into the Concord Account from the relevant account of each Obligor. In the event any payments relating to Legacy Eagle Crest Receivables are remitted directly to RPA Seller or the Subservicer or any Affiliate of Seller or the Subservicer, RPA Seller will remit (or will cause all such payments to be remitted) directly to the bank where the Concord Account is then established for deposit into the Concord Account within two (2) Business Days following receipt thereof and, at all times prior to such remittance, RPA Seller will itself hold or, if applicable, will cause such payments to be held in trust for the exclusive benefit of the Agent and the Investor Agents. The Servicer shall cause the Subservicer to, on each Business Day, remit all good funds on deposit in the Concord Account related to the Legacy Eagle Crest Receivables to the Collection Account.

     (c) The Servicer shall hold in trust for the benefit of the Agent and the Investor Agents any payments it receives in respect of the Receivables until such time as it shall transfer such payments to the Clearing Account. Any amounts held in the Clearing Account in respect of the Receivables shall be held in trust for the benefit of the Agent and the Investor Agents.

     (d) The Servicer shall administer the Collections in accordance with the procedures described herein and in Article II.

     (e) The Servicer may, in accordance with the Credit and Collection Policy, extend the maturity of any Receivable or adjust the Outstanding Balance of any Receivable as the Servicer determines to be appropriate to maximize Collections thereof; provided, however, that such extension or adjustment shall not alter the status of such Receivable as a Delinquent Receivable, a Defaulted Receivable or a Charged-Off Receivable or limit the rights of the Agent or the Purchasers under this Agreement. Notwithstanding anything to the contrary contained herein, the Agent shall have the absolute and unlimited right to direct the Servicer to commence or settle any legal action with respect to any Delinquent Receivable, Defaulted Receivable or Charged-Off Receivable or to foreclose upon or repossess any Related Security (including any Vacation Credits).

     (f) Any payment by an Obligor in respect of any Indebtedness owed by it to the Originator or the RPA Seller shall, except as otherwise specified by such Obligor or otherwise required by contract or law and unless otherwise instructed by the Agent, be applied as a Collection of any Receivable of such Obligor (starting with the oldest such Receivable) to the extent of any amounts then due and payable thereunder before being applied to any other receivable or other obligation of such Obligor.

     (g) The Servicer shall instruct the Paying Agent in writing to make withdrawals and payments from Collection Account for the purposes of carrying out the Servicer's duties hereunder.

     Section 8.3 Collections Following an Amortization Event. The RPA Seller hereby authorizes the Agent, and agrees that, upon and following the occurrence of an Amortization Event, the Agent shall be entitled to (i) endorse the RPA

Seller's name on checks and other instruments representing Collections, (ii) enforce the Receivables, the related Contracts and the Related Security, and
(iii) take such action as shall be necessary or desirable to cause all cash, checks and other instruments constituting Collections of Receivables to come into the possession of the Agent rather than the RPA Seller.

     Section 8.4 Responsibilities of the RPA Seller. Anything herein to the contrary notwithstanding, the exercise by the Agent and the Purchasers of their rights hereunder shall not release the Servicer, the Originator or the RPA Seller from any of their duties or obligations with respect to any Receivables or under the related Contracts. The Purchasers shall have no obligation or liability with respect to any Receivables or related Contracts, nor shall any of them be obligated to perform the obligations of the RPA Seller.

     Section 8.5 Reports. The Servicer shall prepare and forward to the Agent, each Investor Agent and the Paying Agent:

     (a) on the 15th day of each month (or, if such day is not a Business Day, then the next Business Day) and at such other times as the Agent or any Investor Agent shall request, a Monthly Report, which shall include a certification by the Servicer that all representations and warranties contained in Section 5.1 are true as of that date, and to the extent the representations and warranties contained in Section 5.1 are not true as of that date, a detailed description of the facts and circumstances that have caused any of the representations or warranties to be untrue as of that date.

     (b) at such  times as the Agent or any  Investor  Agent  shall  request,  a
listing  by  Obligor  of  all  Receivables   together  with  an  aging  of  such
Receivables.

     Section 8.6 Servicing Fees. In consideration of TWRI's agreement to act as Servicer hereunder, the Purchasers hereby agree that, so long as TWRI shall continue to perform as Servicer hereunder, the RPA Seller shall pay over to TWRI a servicing fee, as and to the extent provided in Article II. Such servicing fee shall be payable on each Settlement Date for the preceding Accrual Period in an amount equal to the lesser of (x) the product of (i) one-twelfth, (ii) 1.75%, and (iii) the daily average Aggregate Capital during such Accrual Period and (y) the amount of funds available for payment of such servicing fee pursuant to
Article II. Prior to the Amortization Date, and so long as TWRI shall continue as Servicer, the Servicer shall pay all fees due and owing to the Custodian as have been assessed in accordance with Exhibit XIII hereto.

     Section 8.7 TWRI Financial Covenants. For so long as TWRI is the Servicer, TWRI covenants that:

     (a) It shall maintain, as of the close of each of its fiscal quarters, an Interest Coverage Ratio of not less than 6.0 to 1.0.

     (b) It shall maintain, as of the close of each of its fiscal quarters, a Capitalization Ratio of not greater than 1.0 to 2.0.

     (c) It shall  maintain at all times a Leverage  Ratio of not  greater  than
0.35 to 1.0.

     (d) It shall maintain, as of the close of each of its fiscal quarters, a Fixed Charge Coverage Ratio of not less than 1.75 to 1.0.

     (e) It shall maintain a Consolidated Net Worth of at least $144,774,400 (the "Threshold"). As of the end of each fiscal quarter thereafter, Trendwest shall maintain a minimum Consolidated Net Worth equal to the Threshold plus the sum of (i) 75% of TWRI's positive net income for the period commencing on April 1, 2000 and ending on the day preceding such fiscal quarter plus (ii) the dollar amount of net proceeds received by TWRI from the sale of new common or preferred equity during such period.

     (f) Notwithstanding the foregoing, for so long as Bank One and Fleet are parties to the Credit Agreement, the definitions in this Agreement of "Fixed Charge Interest Coverage Ratio" and "Leverage Ratio," and the requisite ratios, shall be automatically amended, modified, waived, substituted or replaced upon any amendment, modification or waiver of the equivalent definitions or ratios, or any substitution for or replacement of the covenants containing such ratios with other financial covenants under the Credit Agreement (unless the date (the "Freeze Date") occurs on which either or both of Bank One and Fleet should cease to be a party to the Credit Agreement, in which case such defined terms and the requisite ratios shall remain as they existed on the last day prior to the Freeze Date).

                                   ARTICLE IX
                                     HEDGING

     Section 9.1 Hedge Event. A Hedge Event shall occur if, for any Accrual Period, the Gross Excess Spread Percentage shall be less than 5.00%.

     Section 9.2 Hedge Accumulation Period.

     (a) Following the occurrence of a Hedge Event, funds shall be deposited into the Hedge Account to the extent provided in Section 2.2(a) beginning on the first Settlement Date thereafter and ending on the first to occur of (i) the Hedge Event Cure Date and (ii) the Amortization Date (such period, the "Hedge Accumulation Period").

     (b) On any day during the Hedge Accumulation Period, the Agent may, or upon the direction of any Investor Agent shall, withdraw any or all of the available funds in the Hedge Account and use such funds for the purpose of acquiring one or more Purchased Hedges.

     (c) If the Hedge Accumulation Period terminates as a result of the occurrence of the Hedge Event Cure Date, then all funds in the Hedge Account on such date shall be deposited in the Collection Account and treated as part of the Monthly Available Funds. If the Hedge Accumulation Period terminates as a result of the occurrence of the Amortization Date, then at the election of the Agent, funds in the Hedge Account on such date shall be (x) deposited in the Collection Account and treated as part of the Amortization Period Available Funds or (y) retained in the Hedge Account for use in acquiring one or more Purchased Hedges.


                                    ARTICLE X
                               AMORTIZATION EVENTS

     Section 10.1 Amortization Events. The occurrence of any one or more of the following events shall constitute an Amortization Event:

     (a) Any Trendwest Party shall fail (i) to make any payment or deposit required hereunder when due, or (ii) to perform or observe any term, covenant or agreement hereunder (other than as referred to in clause (i) of this paragraph
(a) or in paragraph (k) below) and such failure in the case of this clause (ii) shall continue for three (3) consecutive Business Days.

     (b) Any representation, warranty, certification or statement made by any Trendwest Party in this Agreement, any other Transaction Document or in any other document delivered pursuant hereto or thereto shall prove to have been incorrect when made or deemed made, and the effects of such have not been cured within three business days after the date the representation, warranty, certification or statement was discovered, or should have been discovered, not to have been correct.

     (c) Failure of the RPA Seller to pay any Indebtedness when due or the failure of any other Trendwest Party to pay any Indebtedness greater than $1,000,000 when due; or the default by any Trendwest Party in the performance of any term, provision or condition contained in any agreement under which any such Indebtedness greater than $1,000,000 was created or is governed, the effect of which is to cause, or to permit the holder or holders of such Indebtedness to cause, such Indebtedness to become due prior to its stated maturity; or any such Indebtedness of any Trendwest Party shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the date of maturity thereof.

     (d) (i) Any Trendwest Party or any of its Subsidiaries shall generally not pay its debts as such debts become due or shall admit in writing its inability to pay its debts generally or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against any Trendwest Party or any of its Subsidiaries seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, paying agent or other similar official for it or any substantial part of its property or (ii) any Trendwest Party or any of their Subsidiaries shall take any corporate action to authorize any of the actions set forth in clause (i) above in this subsection
(d).

     (e) WorldMark:

     (i) voluntarily incurs or at any time become voluntarily liable for any Indebtedness;

     (ii) voluntarily allows its property to become subject to any Liens, or subjects any of its property to any Liens, other than (A) utility or other easements or licenses unrelated to any debt of WorldMark or (B) Liens that in do not exceed, in aggregate, $100,000; or

     (iii) involuntarily incurs or becomes involuntarily liable for any debt, or subjects any of its property involuntarily to any Liens (other than utility or similar easements or licenses unrelated to any debt of WorldMark) that individually or in the aggregate (with respect to all such debt and the obligations secured by all such Liens) exceed $1,000,000.

     (f) As at the end of any Accrual Period, the Three-Month Average Delinquency Ratio shall exceed 5.0%.

     (g) As at the end of any Accrual Period, the Three-Month Average Consolidated Delinquency Ratio shall exceed 5.0%.

     (h) As at the end of any Accrual Period, the Three-Month Average Default Ratio shall exceed 3.0%.

     (i) As at the end of any Accrual Period, the Three-Month Average Consolidated Default Ratio shall exceed 3.0%.

     (j) As of the end of any Accrual Period, the Net Excess Spread Percentage shall be less than or equal to zero.

     (k) As of the end of any Accrual Period, the Three-Month Average Charge-Off Ratio shall exceed 5.0%.

     (l) As of the end of any Accrual Period, the Three-Month Average Consolidated Charge- Off Ratio shall exceed 5.0%.

     (m) A Hedge Event shall occur and shall continue to exist for six consecutive months.

     (n) The aggregate number of Units decreases to less than 90% of the number of units in existence on the date of closing or initial purchase under this Agreement.

     (o) As of the end of any fiscal quarter of TWRI at any time that TWRI is the Servicer, TWRI shall not be in compliance with one or more of the financial covenants set forth in Section 8.7 of this Agreement.

     (p) One or more final judgments for the payment of money shall be entered against the RPA Seller on claims not covered by insurance or as to which the insurance carrier has denied its responsibility, and such judgment shall continue unsatisfied and in effect for fifteen (15) consecutive days without a stay of execution.

     (q) This Agreement shall terminate in whole or in part (except in accordance with its terms), or shall cease to be effective or to be the legally valid, binding and enforceable obligation of the Seller, or any Obligor shall directly or indirectly contest in any manner such effectiveness, validity, binding nature or enforceability, or the Agent for the benefit of the Investor Agents and the Purchasers shall cease to have a valid and perfected first priority security interest in the Receivables, the Related Security, and the Collections with respect thereto and the Collection Accounts.

     (r) The aggregate Purchaser Interests shall exceed 100% and shall continue as such until the earlier of (i) one Business Day following the date any Trendwest Party has actual knowledge thereof and (ii) the next Settlement Date.

     (s) The "Amortization Date" shall occur under the Sale Agreement or the RSA Seller shall for any reason cease to transfer, or cease to have the legal capacity to transfer, or otherwise be incapable of transferring Receivables to the RPA Seller under the Sale Agreement.

     (t) The RPA Seller at any time becomes less than a 100% wholly owned subsidiary of TWRI.

     (u) For any Accrual Period, Collections received by means of Automatic Debit Collection during such Accrual Period shall be less than 50.0% of the total Collections received during such Accrual Period.

     (v) A date shall occur which is the earliest of (i) any date following the occurrence of the Revolving Period Termination Date upon which (x) the Default Ratio or the Consolidated Default Ratio as of the end of the preceding Accrual Period exceeds 2.25% or (y) the Delinquency Ratio or the Consolidated Delinquency Ratio as of the end of the preceding Accrual Period exceeds 4.25%,
(ii) the first anniversary of the occurrence of the Revolving Period Termination Date, and (iii) the Facility Termination Date.

     (w) A date shall occur which is the 90th day following the earlier to occur of (i) a public announcement of a Change of Control and (ii) the occurrence of a Change of Control.

     Section 10.2 Remedies. Upon the occurrence and during the continuation of an Amortization Event, funds shall be deposited into the Reserve Account to the extent provided in Section 2.2, and the Agent may, or upon the direction of any Investor Agent shall, take any of the following actions: (i) replace the Person then acting as Servicer, (ii) declare the Amortization Date to have occurred, whereupon the Amortization Date shall forthwith occur, without demand, protest or further notice of any kind, all of which are hereby expressly waived by each Trendwest Party; provided, however, that upon the occurrence of an Amortization Event described in Section 10.1(d), or of an actual or deemed entry of an order for relief with respect to any Trendwest Party under the Federal Bankruptcy Code, the Amortization Date shall automatically occur, without demand, protest or any notice of any kind, all of which are hereby expressly waived by each Trendwest Party, (iii) to the fullest extent permitted by applicable law, declare that the Default Fee shall accrue with respect to any of the Aggregate Unpaids outstanding at such time, (iv) acquire one or more Purchased Hedges, (v) notify Obligors of the Purchasers' interest in the Receivables, and (vi) sell, dispose of or otherwise liquidate the Receivables or the Related Security in a commercially reasonable manner and on commercially reasonable terms. If the Amortization Date has occurred, all amounts on deposit in the Reserve Account shall be deposited in the Collection Account and treated as part of the Amortization Period Available Funds. The aforementioned rights and remedies shall be in addition to all other rights and remedies of the Agent, the Investor Agents and the Purchasers available under this Agreement, by operation of law, at equity or otherwise, all of which are hereby expressly preserved, including all rights and remedies provided under the UCC, all of which rights shall be cumulative.

                                   ARTICLE XI
                                 INDEMNIFICATION

     Section 11.1 Indemnities by the Trendwest Parties.

     (a) Without limiting any other rights that the Agent, the Investor Agents or any Purchaser may have hereunder or under applicable law, (A) the RPA Seller hereby agrees to indemnify (and pay upon demand to) the Agent, the Investor Agents and the Purchasers and their respective assigns, officers, directors, limited liability company members, agents and employees (each an "Indemnified
Party") from and against any and all damages, losses, claims, taxes, liabilities, costs, expenses and for all other amounts payable, including reasonable attorneys' fees (which attorneys may be employees of the Agent, the Investor Agents or such Purchaser) and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded against or incurred by any of them arising out of or as a result of this Agreement, any other Transaction Document or the transactions contemplated thereby or the use of proceeds thereon, or the acquisition, either directly or indirectly, by a Purchaser of an interest in the Receivables, and (B) the Servicer hereby agrees to indemnify (and pay upon demand) each Indemnified Party for Indemnified Amounts awarded against or incurred by any of them arising out of the Servicer's activities as Servicer or the Subservicer's activities as Subservicer hereunder, however, in all of the foregoing instances under the preceding clauses (A) and
(B):

     (i) Indemnified Amounts to the extent a final judgment of a court of competent jurisdiction holds that such Indemnified Amounts resulted from gross negligence or willful misconduct on the part of the Indemnified Party seeking indemnification;

     (ii) Indemnified Amounts to the extent the same includes losses in respect of Receivables that are uncollectible on account of the insolvency, bankruptcy or lack of creditworthiness of the related Obligor; or

     (iii) taxes imposed by the jurisdiction in which such Indemnified Party's principal executive office is located, on or measured by the overall net income of such Indemnified Party to the extent that the computation of such taxes is consistent with the Intended Characterization;

provided, however, that nothing contained in this sentence shall limit the liability of any Trendwest Party or limit the recourse of the Purchasers to any Trendwest Party for amounts otherwise specifically provided to be paid by such Trendwest Party under the terms of this Agreement.

     (b) Without  limiting the  generality of the  indemnification  contained in
Section 11.1(a), the RPA Seller shall indemnify the Indemnified Parties for Indemnified Amounts (including losses in respect of uncollectible receivables, regardless of whether reimbursement therefor would constitute recourse to the RPA Seller or the Servicer) relating to or resulting from:

     (i) any representation or warranty made by any Trendwest Party, any Originator, or the Custodian (or any officers of any such Person) under or in connection with this Agreement, any other Transaction Document or any other information or report delivered by any such Person pursuant hereto or thereto, which shall have been false or incorrect when made or deemed made;

     (ii) the failure by any Seller, the Servicer, any Originator, any Vacation Club or the Custodian to comply with any applicable law, rule or regulation with respect to any Receivable or Contract related thereto, or the nonconformity of any Receivable or Contract included therein with any such applicable law, rule or regulation or any failure of the Originator, any Vacation Club or the Custodian to keep or perform any of their respective obligations, express or implied, with respect to any Contract;

     (iii) any failure of any Seller, the Servicer, any Originator or the Custodian to perform its duties, covenants or other obligations in accordance with the provisions of this Agreement or any other Transaction Document;

     (iv) any lawsuit or legal claim arising out of or in connection with the Resorts and Units, any defect in any Vacation Club's ownership of title to, or leasehold rights in, the real property used in its business, any Obligor's right to use the Resorts and Units, or any rights or services that are the subject of any Contract;

     (v) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable (including a defense based on such Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the services or rights related to such Receivable or the furnishing or failure to provide for such rights or furnish such services;

     (vi) the commingling of Collections of Receivables at any time with other funds;

     (vii) any investigation, litigation or proceeding related to or arising from this Agreement or any other Transaction Document, the transactions contemplated hereby, the use of the proceeds of a purchase, the ownership of the Purchaser Interests or any other investigation, litigation or proceeding relating to any Seller, the Servicer, the Subservicer or any Originator in which any Indemnified Party becomes involved as a result of any of the transactions contemplated hereby;

     (viii) any inability to litigate any claim against any Obligor in respect of any Receivable as a result of such Obligor being immune from civil and commercial law and suit on the grounds of sovereignty or otherwise from any legal action, suit or proceeding;

     (ix) any Amortization Event described in Section 10.1(d);

     (x) any failure of the RPA Seller to acquire and maintain legal and equitable title to, including providing Acceptable Title Policies where applicable, and ownership of, any Receivable and the Related Security and Collections with respect thereto from the RSA Seller, free and clear of any Adverse Claim (other than as expressly provided herein); or any failure of the RPA Seller to give reasonably equivalent value to the RSA Seller under the Sale Agreement in consideration of the transfer by the RSA Seller of any Receivable, or any attempt by any Person to void such transfer under statutory provisions or common law or equitable action;

     (xi) any failure to vest and maintain vested in the Agent and the Purchasers, or to transfer to the Agent and the Investor Agent, for the benefit of the Purchasers, legal and equitable title to, and ownership of, a first priority undivided percentage ownership (to the extent of the Purchaser Interests contemplated hereunder) in the Receivables, the Related Security and the Collections, free and clear of any Adverse Claim;

     (xii) the failure to have filed, or any delay in filing, financing statements, assignments or other similar instruments or documents under the UCC of any Applicable Jurisdiction or other applicable laws with respect to any Receivable, the Related Security and Collections with respect thereto, and the proceeds of any thereof, whether at the time of any Incremental Purchase or at any subsequent time;

     (xiii) any action or omission by any Trendwest Party which reduces or impairs the rights of the Agent, the Investor Agents or the Purchasers with respect to any Receivable or the value of any such Receivable; and

     (xiv) any attempt by any Person to void any Incremental Purchase hereunder under statutory provisions or common law or equitable action.

Any Indemnified Amounts incurred by actions of the Custodian shall be payable by the Custodian to the applicable Indemnified Party no later than the 30th day after a demand for payment of such Person is delivered to the Custodian. Any such Indemnified Amounts not paid by such date shall be immediately payable by TWRI to the applicable Indemnified Party.

     Section 11.2 Increased Cost and Reduced Return. If after the date hereof, any Funding Source shall be charged any fee, expense or increased cost on account of the adoption of any applicable law, rule or regulation (including any applicable law, rule or regulation regarding capital adequacy) or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency: (i) that subjects any Funding Source to any charge or withholding on or with respect to any Funding Agreement or a Funding Source's obligations under a Funding Agreement, or on or with respect to the Receivables, or changes the basis of taxation of payments to any Funding Source of any amounts payable under any Funding Agreement (except for changes in the rate of tax on the overall net income of a Funding Source) or (ii) that imposes, modifies or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of a Funding Source, or credit extended by a Funding Source pursuant to a Funding Agreement or (iii) that imposes any other condition the result of which is to increase the cost to a Funding Source of performing its obligations under a Funding Agreement, or to reduce the rate of return on a Funding Source's capital as a consequence of its obligations under a Funding Agreement, or to reduce the amount of any sum received or receivable by a Funding Source under a Funding Agreement or to require any payment calculated by reference to the amount of interests or loans held or interest received by it, then within 10 days, upon written demand by the applicable Investor Agent, the RPA Seller shall pay to such Investor Agent, for the benefit of the relevant Funding Source, such amounts charged to such Funding Source or compensate such Funding Source for such reduction.

     Section 11.3 Other Costs and Expenses. The RPA Seller shall pay to the Agent, any Investor Agent or any Purchaser within 30 days, upon written demand all costs and out-of-pocket expenses in connection with the preparation, execution, delivery and administration of this Agreement, the transactions contemplated hereby and the other documents to be delivered hereunder, including the cost of any Purchaser's auditors auditing the books, records and procedures of the RPA Seller, reasonable fees and out-of-pocket expenses of legal counsel for the Purchasers, the Investor Agents and the Agent (which such counsel may be employees of a Purchaser or an Investor Agent or the Agent) with respect thereto and with respect to advising any Purchaser, Investor Agent or the Agent as to their respective rights and remedies under this Agreement. The RPA Seller shall pay to the Agent or any Investor Agents on demand any and all costs and expenses of the Agent any Investor Agent or any Purchaser, if any, including reasonable counsel fees and expenses in connection with the enforcement of this Agreement and the other documents delivered hereunder and in connection with any restructuring or workout of this Agreement or such documents, or the administration of this Agreement following an Amortization Event. The RPA Seller shall reimburse any Conduit on demand for all other costs and expenses incurred by such Conduit ("Other Costs"), including the cost of auditing such Conduit's books by certified public accountants, the cost of rating the Commercial Paper by independent financial rating agencies, and the reasonable fees and out-of-pocket expenses of counsel for such Conduit or any counsel for any shareholder of such Conduit with respect to advising such Conduit or such shareholder as to matters relating to such Conduit's operations.

     Section 11.4 Allocations. Each Conduit shall allocate the liability for Other Costs among the RPA Seller and other Persons with whom such Conduit has entered into agreements to purchase interests in receivables ("Other Sellers"). If any Other Costs are attributable to the RPA Seller and not attributable to any Other Seller, the RPA Seller shall be solely liable for such Other Costs. However, if Other Costs are attributable to Other Sellers and not attributable to the RPA Seller, such Other Sellers shall be solely liable for such Other Costs. All allocations to be made pursuant to the foregoing provisions of this
Article XI shall be made by each Conduit in its sole discretion and shall be binding on the RPA Seller and the Servicer.


                                   ARTICLE XII
                                    THE AGENT

     Section 12.1 Authorization and Action. Each Investor Agent and each Purchaser hereby designates and appoints Bank One to act as its agent hereunder and under each other Transaction Document, and authorizes the Agent to take such actions as agent on its behalf and to exercise such powers as are delegated to the Agent by the terms of this Agreement and the other Transaction Documents together with such powers as are reasonably incidental thereto. The Agent shall not have any duties or responsibilities, except those expressly set forth herein or in any other Transaction Document, or any fiduciary relationship with any Person, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Agent shall be read into this Agreement or any other Transaction Document or otherwise exist for the Agent. In performing its functions and duties hereunder and under the other Transaction Documents, the Agent shall act solely as agent for the Purchasers and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for any Trendwest Party or any of such Trendwest Party's successors or assigns. The Agent shall not be required to take any action that exposes the Agent to personal liability or that is contrary to this Agreement, any other Transaction Document or applicable law. The appointment and authority of the Agent hereunder shall terminate upon the indefeasible payment in full of all Aggregate Unpaids. Each Investor Agent and Purchaser hereby authorizes the Agent to execute all Financing Statements on behalf of such Investor Agent and Purchaser (the terms of which shall be binding on such Investor Agent or Purchaser).

     Section 12.2 Delegation of Duties. The Agent may execute any of its duties under this Agreement and each other Transaction Document by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

     Section 12.3 Exculpatory Provisions. Neither the Agent nor any of its directors, officers, agents or employees shall be (i) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement or any other Transaction Document (except for its, their or such Person's own gross negligence or willful misconduct), or (ii) responsible in any manner to any of the Investor Agents or Purchasers for any recitals, statements, representations or warranties made by any Trendwest Party contained in this Agreement, any other Transaction Document or any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement, or any other Transaction Document or for the value, validity,  effectiveness,  genuineness,  enforceability or sufficiency of this  Agreement,  or  any  other  Transaction  Document  or any  other  document furnished in connection herewith or therewith, or for any failure of any Trendwest Party to perform its obligations hereunder or thereunder, or for the satisfaction of any condition specified in Article VI, or for the perfection, priority, condition, value or sufficiency of any collateral pledged in connection herewith. The Agent shall not be under any obligation to any Investor Agent or Purchaser to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement or any other Transaction Document, or to inspect the properties, books or records of the Trendwest Parties. The Agent shall not be deemed to have knowledge of any Amortization Event or Potential Amortization Event unless the Agent has received notice from the RPA Seller or an Investor Agent or a Purchaser.

     Section 12.4 Reliance by Agent. The Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including counsel to the RPA Seller), independent accountants and other experts selected by the Agent. The Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other Transaction Document unless it shall first receive such advice or concurrence of the Investor Agents, the Conduits, the Required Financial Institutions or all of the Purchasers, as applicable, as it deems appropriate and it shall first be indemnified to its satisfaction by the Purchasers, provided that unless and until the Agent shall have received such advice, the Agent may take or refrain from taking any action, as the Agent shall deem advisable and in the best interests of the Purchasers. The Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of any Investor Agent, any Conduit, of the Required Financial Institutions or all of the Purchasers, as applicable, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Investor Agents, Conduits and Purchasers.

     Section 12.5 Non-Reliance on Agent and Other Purchasers. Each Purchaser and each Investor Agent expressly acknowledges that neither the Agent, nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Agent hereafter taken, including any review of the affairs of any Trendwest Party, shall be deemed to constitute any representation or warranty by the Agent. Each Purchaser and each Investor Agent represents and warrants to the Agent that it has and will, independently and without reliance upon the Agent or any other Purchaser or Investor Agent and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of the RPA Seller and made its own decision to enter into this Agreement, the other Transaction Documents and all other documents related hereto or thereto.

     Section 12.6 Reimbursement and Indemnification. The Financial Institutions agree to reimburse and indemnify the Agent and its officers, directors, employees, representatives and agents ratably according to their Pro Rata Shares, to the extent not paid or reimbursed by the Trendwest Parties (i) for any amounts for which the Agent, acting in its capacity as Agent, is entitled to reimbursement by the Trendwest Parties hereunder and (ii) for any other expenses incurred by the Agent, in its capacity as Agent and acting on behalf of the Investor Agents and the Purchasers, in connection with the administration and enforcement of this Agreement and the other Transaction Documents.

     Section 12.7 Agent in its Individual Capacity. The Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the RPA Seller or any Affiliate of the RPA Seller as though the Agent were not the Agent hereunder. With respect to the acquisition of Purchaser Interests pursuant to this Agreement, the Agent shall have the same rights and powers under this Agreement in its individual capacity as any Purchaser and may exercise the same as though it were not the Agent, and the terms "Financial Institution," "Purchaser," "Financial Institutions" and "Purchasers" shall include the Agent in its individual capacity.

     Section 12.8 Successor Agent. The Agent may, upon five days' notice to the RPA Seller, the Investor Agents and the Purchasers, and the Agent will, upon the direction of all of the Investor Agents (other than the Agent, in its individual capacity) resign as Agent. If the Agent shall resign, then the Investor Agents during such five-day period shall appoint from among the Purchasers a successor agent. If for any reason no successor Agent is appointed by the Required Financial Institutions during such five-day period, then effective upon the termination of such five day period, the remaining Investor Agents shall perform all of the duties of the Agent hereunder and under the other Transaction Documents and the RPA Seller and the Servicer (as applicable) shall make all payments in respect of the Aggregate Unpaids directly to the applicable Purchasers and for all purposes shall deal directly with the Purchasers. After the effectiveness of any retiring Agent's resignation hereunder as Agent, the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Transaction Documents and the provisions of this Article XII and
Article XI shall continue in effect for its benefit with respect to any actions taken or omitted to be taken by it while it was Agent under this Agreement and under the other Transaction Documents.

                                  ARTICLE XIII
                           ASSIGNMENTS; PARTICIPATIONS

     Section 13.1 Assignments.

     (a) The RPA Seller and each Financial Institution hereby agree and consent to the complete or partial assignment by any Conduit of all or any portion of its rights under, interest in, title to and obligations under this Agreement to the Financial Institutions pursuant to a Liquidity Agreement or to any other Person, and upon such assignment, the applicable Conduit shall be released from its obligations so assigned. Further, the RPA Seller and each Financial Institution hereby agree that any assignee of any Conduit of this Agreement or all or any of the Purchaser Interests of the applicable Conduit shall have all of the rights and benefits under this Agreement as if the term "Conduit" explicitly referred to such party, and no such assignment shall in any way impair the rights and benefits of any Conduit hereunder. Neither the RPA Seller nor the Servicer shall have the right to assign its rights or obligations under this Agreement.

     (b) Any Financial Institution may at any time and from time to time assign to one or more Persons ("Purchasing Financial Institutions") all or any part of its rights and obligations under this Agreement pursuant to an assignment agreement, substantially in the form set forth in Exhibit VII hereto (the "Assignment Agreement") executed by such Purchasing Financial Institution and such selling Financial Institution. The consent of the Investor Agents shall be required prior to the effectiveness of any such assignment. Each assignee of a Financial Institution must have a short- term debt rating of A-1 or better by S&P and P-1 by Moody's and must agree to deliver to the Agent, promptly following any request therefor by the Agent or an Investor Agent, an enforceability opinion in form and substance satisfactory to the Agent or such Investor Agent. Upon delivery of the executed Assignment Agreement to the Agent such selling Financial Institution shall be released from its obligations hereunder to the extent of such assignment. Thereafter the Purchasing Financial Institution shall for all purposes be an Financial Institution party to this Agreement and shall have all the rights and obligations of an Financial Institution under this Agreement to the same extent as if it were an original party hereto and no further consent or action by the RPA Seller, the Purchasers, the Investor Agents or the Agent shall be required.

     Section 13.2 Participations. Any Financial Institution may, in the ordinary course of its business at any time sell to one or more Persons (each a "Participant") participating interests in its Pro Rata Share of the Purchaser Interests of the Financial Institutions in its Group, its obligation to pay its related Conduit amounts owed with respect to the acquisition of the Purchaser Interests from such Conduit interest of such Financial Institution hereunder. Notwithstanding any such sale by a Financial Institution of a participating interest to a Participant, such Financial Institution's rights and obligations under this Agreement shall remain unchanged, such Financial Institution shall remain solely responsible for the performance of its obligations hereunder, and RPA Seller, the related Conduit and the Agent shall continue to deal solely and directly with such Financial Institution in connection with such Financial Institution's rights and obligations under this Agreement. Each Financial

Institution agrees that any agreement between such Financial Institution and any such Participant in respect of such participating interest shall not restrict such Financial Institution's right to agree to any amendment, supplement, waiver or modification to this Agreement, except for any amendment, supplement, waiver or modification described in Section 16.1(b)(i).


                                   ARTICLE XIV
                               THE INVESTOR AGENTS

     Section 14.1 Authorization and Action. Each Conduit and each Financial Institution which belong to the same Group hereby appoint and authorize the Investor Agent for such Group to take such actions as agent on its behalf and to exercise such powers as are delegated to the Investor Agent by the terms of this Agreement and the other Transaction Documents together with such powers as are reasonably incidental thereto. No Investor Agent shall have any duties or responsibilities, except those expressly set forth herein or in any other Transaction Document, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Investor Agent shall be read into this Agreement or any other Transaction Document or otherwise exist for the Investor Agent. In performing its functions and duties hereunder and under the other Transaction Documents, an Investor Agent shall act solely as agent for the Purchasers in its Group and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for the Subservicer or any Person not in its Group, or any Trendwest Party or such Person's successors or assigns. The Investor Agent shall not be required to take any action that exposes the Investor Agent to personal liability or that is contrary to this Agreement, any other Transaction Document or applicable law.

     Section 14.2 Delegation of Duties. An Investor Agent may execute any of its duties under this Agreement and each other Transaction Document by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. No Investor Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

     Section 14.3 Exculpatory Provisions. No Investor Agent nor any of its directors, officers, agents or employees shall be (i) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement or any other Transaction Document (except for its, their or such Person's own gross negligence or willful misconduct), or (ii) responsible in any manner to any of the Conduits or Financial Institutions for any recitals, statements, representations or warranties made by any Trendwest Party contained in this Agreement, any other Transaction Document or any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement, or any other Transaction Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, or any other Transaction Document or any other document furnished in connection herewith or therewith, or for any failure of the Subservicer or any Trendwest Party to perform its obligations hereunder or thereunder, or for the satisfaction of any condition specified in Article VI, or for the perfection, priority, condition, value or sufficiency of any collateral pledged in connection herewith. No Investor Agent shall be under any obligation to any Conduit or Financial Institution to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement or any other Transaction Document, or to inspect the properties, books or records of the Subservicer or the Trendwest Parties. No Investor Agent shall be deemed to have knowledge of any Amortization Event or Potential Amortization Event unless the Investor Agent has received notice from the RPA Seller or a Purchaser.

     Section 14.4 Reliance by Investor Agent. An Investor Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the RPA Seller), independent accountants and other experts selected by such Investor Agent. An Investor Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other Transaction Document unless it shall first have received such advice or concurrence of the Purchasers in its Group, as it deems appropriate and it shall first be indemnified to its satisfaction by the Financial Institutions in its Group, provided that unless and until an Investor Agent shall have received such advice, such Investor Agent may take or refrain from taking any action it shall deem advisable and in the best interests of the Purchasers in its Group. An Investor Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of the Purchasers in its Group, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Purchasers in its Group.

     Section 14.5 Non-Reliance on Investor Agent and Other Purchasers. Each Purchaser expressly acknowledges that neither the Investor Agent of its Group, nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by such Investor Agent hereafter taken, including, without limitation, any review of the affairs of the Subservicer or any Trendwest Party, shall be deemed to constitute any representation or warranty by such Investor Agent. Each Purchaser represents and warrants to the Investor Agent of its Group that it has and will, independently and without reliance upon such Investor Agent, the Agent, any other Investor Agent or any Purchaser and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of the RPA Seller and made its own decision to enter into this Agreement, the other Transaction Documents to which it is a party and all other documents related hereto or thereto.

     Section 14.6 Reimbursement and Indemnification. Each Financial Institution agrees to reimburse and indemnify the Investor Agent for its Group and its officers, directors, employees, representatives and agents ratably according to its Pro Rata Share, to the extent not paid or reimbursed by the Trendwest

Parties (i) for any amounts for which the Investor Agent, acting in its capacity as Investor Agent, is entitled to reimbursement by the Trendwest Parties hereunder and (ii) for any other expenses incurred by the Investor Agent, in its capacity as Investor Agent and acting on behalf of the Purchasers in its Group, in connection with the administration and enforcement of this Agreement and the other Transaction Documents.

     Section 14.7 Investor Agent in its Individual Capacity. An Investor Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the RPA Seller or any Affiliate of the RPA Seller as though such Investor Agent were not the Investor Agent hereunder. With respect to the acquisition of Purchaser Interests pursuant to this Agreement, an Investor Agent shall have the same rights and powers under this Agreement in its individual capacity as any Conduit or Financial Institution and may exercise the same as though it were not an Investor Agent, and the terms "Financial Institution," "Purchaser," "Financial Institutions" and "Purchasers" shall include the Investor Agent in its individual capacity.

     Section 14.8 Successor Investor Agent. An Investor Agent may, upon 30 days' notice to the RPA Seller, the Agent, the Conduits and the Financial Institutions in such Group, resign as Investor Agent. Such resignation shall not become effective until a successor investor agent is appointed by the Purchasers in such Group and such appointment is accepted. After the effectiveness of any retiring Investor Agent's resignation hereunder as Investor Agent, the retiring Investor Agent shall be discharged from its duties and obligations hereunder and under the other Transaction Documents and the provisions of this Article XIV and
Article XI shall continue in effect for its benefit with respect to any actions taken or omitted to be taken by it while it was an Investor Agent under this Agreement and under the other Transaction Documents.

                                   ARTICLE XV
                                  THE CUSTODIAN

     Section 15.1 Appointment of Custodian; Delivery of Records; Verification.

     (a) The RPA Seller hereby initially appoints Wells Fargo Bank Minnesota, National Association, in its independent corporate capacity, as the Custodian, to act as custodian and bailee with respect to the Receivable Documents that are related to the Receivables. The Custodian hereby accepts such appointment and agrees to maintain and hold all such Receivable Documents received by it for the exclusive benefit of the Sellers, the Servicer, the Agent and the Purchasers. With respect to such Receivable Documents, the Custodian agrees to act in accordance with this Agreement and in accordance with any directions of any Seller, Servicer or Agent. Under no circumstances shall the Custodian (i) deliver possession of any Receivable Documents to the Servicer or any other

Person, or (ii) take any directions with respect to any Receivable Documents from any Seller, the Servicer or any other Person, without the express written consent of the Agent.

     (b) On a date at least five Business Days prior to a proposed RSA Purchase Date, the RSA Seller shall deliver or cause to be delivered (A) to the Custodian, the RPA Seller, the Investor Agents and the Agent a Draft Schedule of Receivables pursuant to the Sale Agreement, which shall list the Receivables the RSA Seller proposes to transfer to the RPA Seller, and (B) to the Custodian, each Receivable Document listed in the definition of "Receivable Documents," other than any Unrecorded Documents, with respect to each Receivable included on such Draft Schedule of Receivables.

     (c) Upon receipt of the documents described in Section 15.1(b), the Custodian shall verify, within two Business Days of the proposed RSA Purchase Date that (i) all documents required to be delivered to it pursuant to this Agreement are in the Custodian's possession, and that (ii) such documents appear regular on their face and relate to the appropriate Receivable and none of the Receivable Documents contain evidence of any claims, liens, security interests or encumbrances (other than the lien of this Agreement).

     (d) Not less than two Business Days prior to the proposed RSA Purchase Date, the Custodian shall deliver to the RSA Seller, the RPA Seller, the Investor Agents and the Agent (in both hard copy and electronic format acceptable to the Agent) a confirmation and schedule (the "Schedule of Exceptions") on which the Custodian shall both confirm that it has performed the verification described in Section 15.1(c) and note any discrepancy or deficiency which exists with respect to any Receivable Document. The delivery of such Schedule of Exceptions shall be the Custodian's representation that, other than the discrepancies and deficiencies described in such Schedule of Exceptions, all Receivable Documents required to be delivered hereunder are in the possession of the Custodian. No Receivable which is listed on a Schedule of Exceptions shall constitute an Eligible Receivable unless each of the Agent and each Investor Agent, in its sole discretion, has consented in writing to the treatment of such Receivable as an Eligible Receivable.

     (e) On each RSA Purchase Date, the Custodian shall ensure that all Receivable Documents related to Receivables conveyed on an RSA Purchase Date will be marked and placed in files which pertain only to Receivables conveyed to the RPA Seller under the Sale Agreement or to the RSA Seller under the Transfer Agreement, which files are physically separated from the files relating to other receivables which the Custodian holds on behalf of itself or others, including other Serviced Receivables.

     (f) For each Fractional Interest Receivable, promptly (but in no event more than five Business Days) following the date on which the Custodian has received all documents required to be delivered to it pursuant to Section 7.1(n), the Custodian shall deliver to the Agent and the RPA Seller a confirmation that it has received all such documents (provided that the Custodian shall have no responsibility for determining whether such documents satisfy the definitions of the terms contained therein). If, by the Undocumented Receivables Date for any

Fractional Interest Receivable, the Custodian has not received all such documents, the Custodian shall deliver on the next following Business Day to the Agent, the Investor Agents and the RPA Seller a notice describing the documents which it has not received with respect to such Fractional Interest Receivable.

     Section 15.2 Receipts. On the Business Day immediately preceding an RSA Purchase Date, the Custodian shall deliver (in both hard copy and electronic format acceptable to the Agent) (i) an original certification and receipt in the form attached hereto as Exhibit XI (a "Receipt") to the RSA Seller, and (ii) copies of the Receipt to the RPA Seller, the Investor Agents and Agent. Each Receipt shall include a list of all Receivables, including such newly sold Receivables, for which the Custodian is holding Receivable Documents.

     Section 15.3 Duties of Custodian.

     (a) Covenant of Custodian. Until this Agreement has terminated, the Custodian shall maintain the Master Schedule of Receivables at its office set forth on the signature page hereof for inspection during normal business hours by interested parties.

     (b) Standard of Care. The Custodian shall use due care in the custody of the Receivable Documents and shall segregate and maintain continuous custody of such Receivable Documents in secure facilities in accordance with such standards as are customary for such custody in the banking industry and in the Custodian's care of installment sale contracts and promissory notes pledged for its benefit. With respect to the Receivable Documents, the Custodian shall (i) act exclusively as the Custodian for, and the bailee of, the Agent, (ii) hold all Receivable Documents received by it for the sole and exclusive use and benefit of the Agent and (iii) make dispositions thereof only in accordance with the terms of this Agreement or written instructions from the Agent.

     (c) Facilities. The Custodian shall maintain continuous custody of all items delivered to it in secure fire resistant facilities, which (i) until no later than December 31, 2001, will be located at Sixth and Marquette Street, MAC Code N9311-160; Minneapolis, Minnesota 55479 and (ii) no sooner than December 1, 2001, will be relocated to 769 Kasota Avenue, MAC Code N9328-011, Minneapolis, Minnesota 55414. The Custodian will notify Agent of any change of address to any other location no less than 90 days in advance of any relocation of these facilities. The Custodian shall provide access to the facilities to the RPA Seller and the Agent or their related representatives at such time as each may reasonably request upon two (2) Business Days notice. Upon presentation of written demand for such access, the Custodian may be reimbursed for reasonable, documented out-of-pocket expenses incurred by it in providing access to its facilities to the RPA Seller or the Agent. The Agent may subsequently recover from the RPA Seller such expenses it pays to the Custodian.

         (d) Reviews. Once each calendar year, the RPA Seller shall cause the Custodian to conduct, or cause to be conducted reviews of all items held by it under this Agreement in such a manner as shall enable the RPA Seller and the Agent to verify the accuracy of the Custodian's record keeping. The Custodian shall immediately report to the RPA Seller, the Investor Agents and the Agent any defect with respect to a Receivable Document or any failure on its part to hold the Receivable Documents as herein provided. The Agent, the Investor Agents or the Servicer may request the Custodian to conduct, or cause to be conducted, reviews that are additional to the annual review provided for above. Such additional reviews shall be conducted solely at the expense of the Servicer.

     (e) Release of Documents. Upon receipt of a Request for Release as provided in Section 2.10 of this Agreement, the Custodian shall, within five Business Days, deliver the requested Receivable Documents as directed in such Request for Release. Receivable Documents properly released as provided in Section 2.10 shall be free of the interests of the Agent for the benefit of the Purchasers under this Agreement. Upon written notice of a the declaration of the Amortization Date, and if TWRI or any of its Subsidiaries or Affiliates is no longer acting as Servicer, the Custodian shall cooperate to effect the transfer of the Records to such third parties as is necessary.

     (f) Insurance. The Custodian shall, at its own expense, maintain at all times during the existence of this Agreement, and keep in full force and effect
(a) fidelity insurance, (b) theft of document insurance, (c) forgery insurance, and (d) insurance covering the risk of errors and omissions. All such insurance shall be in amounts, with standard coverage and subject to deductibles, as are customary for insurance typically maintained by custodians in similar transactions. A certificate of the respective insurer as to each such policy shall be furnished to the Agent, upon request, stating that such policy is in full force and effect.

     (g) Updated Receipt and Receivable Data. On each Determination Date and within two Business Days of a written request from the Agent, the Custodian shall provide (i) an updated Receipt (in both hard copy and electronic format acceptable to the Agent) to the Agent, as to the Receivable Documents in its possession and (ii) such electronic data regarding the Receivables as is reasonably requested by the Agent in a format acceptable to the Agent.

     (h) Copies of Receivable Documents. Upon request from the Agent, the Custodian shall, at the expense of the Servicer, provide copies of Receivable Documents to such Agent.

     Section 15.4 Representations and Warranties of Custodian. The Custodian, in its individual corporate capacity, represents and warrants to the Agent, the Investor Agents and the Purchasers that:

     (a) The Custodian (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and (ii) has full corporate power and authority to conduct its business and affairs as a Custodian;

     (b) The Custodian does not control, is not controlled by nor is under common control with, the RPA Seller; and

     (c) This Agreement, when executed and delivered by the Custodian, shall constitute the valid, legal and binding obligation of the Custodian, enforceable against the Custodian in accordance with its terms, except as the enforcement thereof may be limited by applicable receivership or similar debtor relief laws and that certain equitable remedies may not be available regardless of whether enforcement is sought in equity or at law.

     Section 15.5 Adverse Interests. By execution of this Agreement, the Custodian represents, warrants and covenants that it does not currently hold, and during the existence of this Agreement shall not hold, any adverse interest, by way of security or otherwise, in any Receivable, and hereby waives and releases any such interest that it may have in any Receivable as of the date hereof. Notwithstanding any other provisions of this Agreement and without limiting the generality of the foregoing, the Custodian shall not at any time exercise or seek to enforce any claim, right or remedy, including any statutory or common law rights of set-off, if any, that the Custodian may otherwise have against all or any part of a Record, Receivable or proceeds of either.

     Section 15.6 Termination or Resignation of Custodian .

     (a) The Agent may, without cause, request that the Custodian be replaced with a successor custodian. Upon receipt of written directions from Required Financial Institutions desiring to remove the Custodian, the Agent shall promptly notify the Custodian that all its rights and obligations under this Agreement are terminated and the RPA Seller, with the consent of the Required Financial Institutions, shall immediately appoint the successor custodian as Custodian.

     (b) On and after the Closing Date, the Custodian may at any time resign and terminate its obligations under this Agreement upon at least 60 days prior written notice to the Agent, the Servicer and the RPA Seller. Such resignation shall not be effective until a successor Custodian, acceptable to the Agent and the Investor Agents, shall have assumed the duties of Custodian hereunder. Promptly after receipt of notice of the Custodian's resignation, the Agent shall appoint by written instrument, a successor Custodian. If the Agent fails to appoint a successor Custodian within 60 days of such notice of resignation, the Custodian may petition a court of competent jurisdiction to appoint a successor Custodian.

     (c) Upon  receipt of such notice of its  termination  pursuant to paragraph
(a) above or its resignation pursuant to paragraph (b) above, the Custodian will take such actions as are necessary to best facilitate the transition of the performance of the Custodian's activities to the successor Custodian, and the

RPA Seller and the Custodian shall assist the successor custodian to assume and perform the duties of the Custodian hereunder (including the immediate delivery of all Receivable Documents to the successor custodian).

     Section 15.7 Rights of Custodian.

     (a) The Custodian may rely on and shall be protected in acting upon any certificate, instrument, opinion, notice, letter, telegram or other documents delivered to it and which in good faith it reasonably believes to be genuine and which has been signed by the proper party or parties. The Custodian may rely conclusively on and shall be protected in acting upon the written instructions of any designated officer of the Agent or the Servicer.

     (b) Each of the RPA Seller (solely to the extent that Monthly Available Funds are paid to the RPA Seller pursuant to Section 2.2 or Amortization Period Available Funds are paid to the RPA Seller pursuant to Section 2.3) and the Servicer shall hold the Custodian harmless from and against all liabilities, damages, losses, fees (including reasonable attorney's fees) and costs and expenses incurred by the Custodian as a result of any legal proceedings or in defending against any action or claim relating to the performance of its duties hereunder, unless such liabilities, damages, losses, fees, costs and expenses shall arise from the Custodian's negligence or willful misconduct. The Custodian's rights to indemnification shall survive the termination of this Agreement.


                                   ARTICLE XVI
                                  MISCELLANEOUS

     Section 16.1 Waivers and Amendments.

     (a) No failure or delay on the part of the Agent, any Investor Agent or any Purchaser in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy. The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or remedies provided by law. Any waiver of this Agreement shall be effective only in the specific instance and for the specific purpose for which given.

     (b) No provision of this Agreement may be amended, supplemented, modified or waived except in writing in accordance with the provisions of this Section 16.1(b). The Servicer, the RPA Seller, the Investor Agents and the Agent, at the direction of the Required Financial Institutions, may enter into written modifications or waivers of any provisions of this Agreement, provided, however, that no such modification or waiver shall:

     (i) without the consent of each affected Purchaser, (A) extend the Liquidity Termination Date or the date of any payment or deposit of Collections by the RPA Seller or the Servicer, (B) reduce the rate or extend the time of payment of Yield (or any component thereof), (C) reduce any fee payable to the Agent or Investor Agent for the benefit of the Purchasers, (D) except pursuant to Article XIII hereof, change the amount of the Capital of any Purchaser, any Financial Institution's Pro Rata Share (except pursuant to a Liquidity Agreement) or any Financial Institution's Commitment, (E) amend, modify or waive any provision of the definition of Required Financial Institutions or this
Section 16.1(b), (F) consent to or permit the assignment or transfer by the RPA Seller of any of its rights and obligations under this Agreement, (G) change the definition of "Eligible Receivable", "Aggregate Reserves", "Reserve Fund Required Amount", "Hedge Event", "Hedge Accumulation Period", "Net Excess Spread Percentage", "Three-Month Average Delinquency Ratio", "Three-Month Consolidated Delinquency Ratio", "Three-Month Average Default Ratio", "Three-Month Average Consolidated Default Ratio", "Three-Month Average Charge-Off Ratio", and "Three-Month Consolidated Charge-Off Ratio" or (H) amend or modify any defined term (or any defined term used directly or indirectly in such defined term) used in clauses (A) through (G) above in a manner that would circumvent the intention of the restrictions set forth in such clauses; or

     (ii) without the written consent of the then Agent, amend, modify or waive any provision of this Agreement if the effect thereof is to affect the rights or duties of such Agent.

Notwithstanding the foregoing, (i) the Agent and any Investor Agent may, with the consent of the RPA Seller and the Servicer, amend this Agreement solely to add additional Persons as Financial Institutions for such Investor Agent's Group hereunder and (ii) the Agent, the Required Financial Institutions and the Conduits may enter into amendments to modify any of the terms or provisions of
Article XII, Article XIII, Section 16.13 or any other provision of this Agreement without the consent of the RPA Seller and the Servicer, provided that such amendment has no negative impact upon such Person. Any modification or waiver made in accordance with this Section 16.1 shall apply to each of the Purchasers equally and shall be binding upon the RPA Seller, the Purchasers, the Investor Agents and the Agent.

     Section 16.2 Notices. Except as provided below, all communications and notices provided for hereunder shall be in writing (including bank wire, telecopy or electronic facsimile transmission or similar writing) and shall be given to the other parties hereto at their respective addresses or telecopy numbers set forth on the signature pages hereof or at such other address or telecopy number as such Person may hereafter specify for the purpose of notice to each of the other parties hereto. Each such notice or other communication shall be effective (i) if given by telecopy, upon the receipt thereof, (ii) if given by mail, at the time such communication is received via first class mail or (iii) if given by any other means, when received at the address specified in this Section 16.2. The RPA Seller hereby authorizes each Investor Agent to effect purchases and Tranche Period and Discount Rate selections based on telephonic notices made by any Person whom the Agent or such Investor Agent in good faith believes to be acting on behalf of the RPA Seller. The RPA Seller agrees to deliver promptly to the Agent and each Investor Agent a written confirmation of each telephonic notice signed by an authorized officer of the RPA Seller; however, the absence of such confirmation shall not affect the validity of such notice. If the written confirmation differs from the action taken by the Agent or such Investor Agent, the records of the Agent and such Investor Agent shall govern absent manifest error.

     Section 16.3 Ratable Payments. If any Purchaser, whether by setoff or otherwise, has payment made to it with respect to any portion of the Aggregate Unpaids owing to such Purchaser (other than payments received pursuant to Section 11.2 or 11.3) in a greater proportion than that received by any other Purchaser entitled to receive a ratable share of such Aggregate Unpaids, such Purchaser agrees, promptly upon demand, to purchase for cash without recourse or warranty a portion of such Aggregate Unpaids held by the other Purchasers so that after such purchase each Purchaser will hold its ratable proportion of such Aggregate Unpaids; provided that if all or any portion of such excess amount is thereafter recovered from such Conduit or Financial Institution, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

     Section 16.4 Protection of Ownership Interests of the Purchasers.

     (a) The RPA Seller agrees that from time to time, at its expense, it will promptly execute and deliver all instruments and documents, and take all actions, that may be necessary or desirable, or that the Agent or any Investor Agent may reasonably request, to perfect, preserve, maintain, protect or more fully evidence the Purchaser Interests, or to enable the Agent, any Investor Agent or the Purchasers to exercise and enforce their rights and remedies hereunder. At any time after the occurrence or during the continuation of an Amortization Event, the Agent may, or the Agent may, direct the RPA Seller or Servicer to, notify the Obligors of Receivables, at the RPA Seller's expense, that the Agent is acting on behalf of the ownership interests of the Purchasers under this Agreement and may also direct that payments of all amounts due or that become due under any or all Receivables be made directly to the Agent or its designee. The RPA Seller or the Servicer (as applicable) shall, at any Purchaser's request, withhold the identity of such Purchaser (but not of the Agent) in any such notification.

     (b) If any Trendwest Party fails to perform any of its obligations hereunder, the Agent, any Investor Agent or any Purchaser may (but shall not be required to) perform, or cause performance of, such obligation, and the Agent's or such Investor Agent's or such Purchaser's costs and expenses incurred in connection therewith shall be payable by the RPA Seller as provided in Section
11.3. Each Trendwest Party irrevocably authorizes the Agent at any time and from time to time in the sole discretion of the Agent, and appoints the Agent as its attorney-in-fact, to act on behalf of such Trendwest Party (i) to execute on behalf of the RPA Seller as debtor and to file financing statements necessary or desirable in the Agent's sole discretion to perfect and to maintain the perfection and priority of the interest of the Purchasers in the Receivables and
(ii) to file a carbon, photographic or other reproduction of this Agreement or any financing statement with respect to the Receivables as a financing statement in such offices as the Agent in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the interests of the Purchasers in the Receivables. This appointment is coupled with an interest and is irrevocable.

     (c) If, at any time following an Amortization Event, in connection with the sale, liquidation or disposition by the Agent, any Purchaser or any Servicer of any Receivables, Timeshare Interests, or other Related Security, it is necessary to obtain any license or to register or qualify any such Person or any such collateral under any applicable law or regulation, each Trendwest Party shall, at the expense of such Trendwest Party, take all actions that may be necessary or desirable, or that the Agent may reasonably request, to assist in any such licensing, registration or qualification, and the Trendwest Parties shall reimburse such Agent or Investor Agent, each Purchaser and any such Servicer (other than Trendwest or any Affiliate thereof) for any fees, costs or expenses incurred thereby.

     (d) Each Investor Agent and each Purchaser (i) acknowledges that the Agent is and will be the "secured party of record" (as defined in the applicable UCC) for purposes of any Financing Statement filed with respect to the Receivables, Related Security and Collections, and (ii) authorizes the Agent to execute,deliver or consent to (x) any Financing Statements or other documentation necessary to perfect, amend or release or terminate such security interests, (y) any Request for Release pursuant to Section 2.10 and (z) any other release provided for in the Agreement with respect to the Receivables.

     Section 16.5 Confidentiality.

     (a) Each Trendwest Party and each Purchaser shall maintain and shall cause each of its employees and officers to maintain the confidentiality of this Agreement and the other confidential proprietary information with respect to the Agent, the Investor Agents and Conduits and their respective businesses obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein, except that such Trendwest Party and such Purchaser and its officers and employees may disclose such information to such Trendwest Party's and such Purchaser's external accountants and attorneys and as required by any applicable law or order of any judicial or administrative proceeding.

     (b) Anything herein to the contrary notwithstanding, each Trendwest Party and the Subservicer hereby consent to the disclosure of any nonpublic information with respect to it (i) to the Agent, the Investor Agents, the Financial Institutions or a Conduit by each other, (ii) by the Agent, the Investor Agents or the Purchasers to any prospective or actual assignee or participant of any of them or to any prospective successor Servicer, or (iii) by the Agent or any Investor Agent or any Conduit to any rating agency, Commercial Paper dealer or provider of a surety, guaranty or credit or liquidity enhancement to the Conduits or any entity organized for the purpose of purchasing, or making loans secured by, financial assets for which Bank One or Fleet acts as the administrative agent and to any officers, directors, employees, outside accountants and attorneys of any of the foregoing. In addition, the Purchasers, the Investor Agents and the Agent may disclose any such nonpublic information pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law).

     Section 16.6 Bankruptcy Petition. The RPA Seller, the Servicer, the Agent, each Investor Agent, each Conduit, the Custodian and each Financial Institution hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding senior Indebtedness of any Conduit, it will not institute against, or join any other Person in instituting against, any other Conduit any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States. The provisions of this Section 16.6 shall survive the termination of this Agreement.

     Section 16.7 Limitation of Liability. Except with respect to any claim arising out of the willful misconduct or gross negligence of any Conduit, the Agent, any Investor Agent or any Financial Institution, no claim may be made by any Trendwest Party or any other Person against any Conduit, the Agent, any Investor Agent or any Financial Institution or their respective Affiliates, directors, officers, employees, attorneys or agents for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and each Trendwest Party hereby waives, releases, and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

     Section 16.8 CHOICE OF LAW. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

     Section  16.9  CONSENT  TO   JURISDICTION.   EACH  TRENDWEST  PARTY  HEREBY
IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO, ILLINOIS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SUCH PERSON PURSUANT TO THIS AGREEMENT AND EACH OF TRENDWEST PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM.

NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE AGENT OR ANY PURCHASER TO BRING PROCEEDINGS AGAINST ANY TRENDWEST PARTY IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY ORIGINATING PARTY AGAINST THE AGENT OR ANY PURCHASER OR ANY AFFILIATE OF THE AGENT OR A PURCHASER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SUCH ORIGINATING PARTY PURSUANT TO THIS AGREEMENT SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS.

     Section 16.10 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT, ANY DOCUMENT EXECUTED BY THE SELLER PURSUANT TO THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

     Section 16.11 Integration; Binding Effect; Survival of Terms.

     (a) This Agreement amends and restates in its entirety the Previous Purchase Agreement. Reference to this specific Agreement need not be made in any agreement, document, instrument, letter, certificate, the Previous Purchase Agreement itself, or any communication issued or made pursuant to or with respect to the Previous Purchase Agreement, any reference to the Previous Purchase Agreement being sufficient to refer to the Previous Purchase Agreement as amended and restated hereby. This Agreement, each Collection Account Agreement, each Liquidity Agreement and each Fee Letter contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

     (b) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including any Paying Agent in bankruptcy). This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms and shall remain in full force and effect until terminated in accordance with its terms; provided, however, that the rights and remedies with respect to (i) any breach of any representation and warranty made by any Trendwest Party or Subservicer pursuant to Article V, (ii) the indemnification and payment provisions of Article XI, and Sections 16.3 and 16.4 shall be continuing and shall survive any termination of this Agreement.

     Section 16.12 Counterparts; Severability; Section References. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Unless otherwise expressly indicated, all references herein to "Article," "Section," "Schedule" or "Exhibit" shall mean articles and sections of, and schedules and exhibits to, this Agreement.

     Section 16.13 Bank Roles.

     (a) Each of the Financial Institutions in the Bank One Group acknowledges that Bank One acts, or may in the future act, (i) as administrative agent for Conduits in the Bank One Group, (ii) as issuing and paying agent for the Commercial Paper of certain Conduits, (iii) as Paying Agent, (iv) to provide credit or liquidity enhancement for the timely payment for the Commercial Paper of certain Conduits and (v) to provide other services from time to time for Conduits in the Bank One Group (collectively, the "Bank One Roles"). Without limiting the generality of this Section 16.13, each Financial Institution in the Bank One Group hereby acknowledges and consents to any and all Bank One Roles and agrees that in connection with any Bank One Role, Bank One may take, or refrain from taking, any action that it, in its discretion, deems appropriate, including in its role as administrative agent for the Investor Agents and Purchasers, and the giving of notice to the Agent of a mandatory purchase pursuant to a Liquidity Agreement.

     (b) Each of the Financial Institutions in the Fleet Group acknowledges that Fleet acts, or may in the future act, (i) as issuing and paying agent for the Commercial Paper of certain Conduits, (ii) to provide credit or liquidity enhancement for the timely payment for the Commercial Paper of certain Conduits and (iii) to provide other services from time to time for Conduits in the Fleet Group (collectively, the "Fleet Roles"). Without limiting the generality of this
Section 16.13, each Financial Institution in the Fleet Group hereby acknowledges and consents to any and all Fleet Roles and agrees that in connection with any Fleet Role, Fleet may take, or refrain from taking, any action that it, in its discretion, deems appropriate.

     (c) Each of the Financial Institutions in the Fleet Group acknowledges that FSI acts, or in the future may act as administrative agent for Conduits in the Fleet Group. Without limiting the generality of this Section 16.13, each Financial Institution in the Fleet Group hereby acknowledges and consents to this role of FSI and agrees that in connection with this role, FSI may take, or refrain from taking, any action that it in its discretion, deems appropriate, including acting as administrative agent for the Purchasers and the giving of notice to the Agent of a mandatory purchase pursuant to a Liquidity Agreement.

     Section 16.14 Characterization.

     (a) It is the intention of the parties hereto that each purchase hereunder shall constitute and be treated as an absolute and irrevocable sale, which purchase shall provide the applicable Purchaser with the full benefits of ownership of the applicable Purchaser Interest. Except as specifically provided in this Agreement, each sale of a Purchaser Interest hereunder is made without recourse to the RPA Seller; provided, however, that (i) the RPA Seller shall be liable to each Purchaser, the Investor Agent and the Agent for all representations, warranties and covenants made by the RPA Seller pursuant to the terms of this Agreement, and (ii) such sale does not constitute and is not intended to result in an assumption by any Purchaser, the Investor Agent or the Agent or any assignee thereof of any obligation of the RPA Seller or any Originator or any other person arising in connection with the Receivables, the Related Security, or the related Contracts, or any other obligations of the RPA Seller or any Originator.

     (b) If the conveyance by the RPA Seller to the Investor Agents for the benefit of the Purchasers of interests in Receivables hereunder shall be characterized as a secured loan and not a sale, it is the intention of the parties hereto that this Agreement shall constitute a security agreement under applicable law. In furtherance of the foregoing, the RPA Seller hereby grants to the Agent for the ratable benefit of the Purchasers a valid and perfected security interest in all of the RPA Seller's right, title and interest in, to and under the Receivables, the Collections, each Collection Account, all Related Security, all other rights and payments relating to the Receivables, and all proceeds of any thereof prior to all other liens on and security interests therein to secure the prompt and complete payment of the Aggregate Unpaids. After an Amortization Event, the Agent, the Investor Agents and the Purchasers shall have, in addition to the rights and remedies that they may have under this Agreement, all other rights and remedies provided to a secured creditor after default under the UCC and other applicable law, which rights and remedies shall be cumulative.

     Section 16.15 Nonrecourse Nature of Transactions. Each of the parties hereto hereby acknowledges and agrees that all transactions with the Conduits hereunder shall be without recourse of any kind to such Conduit. Each Conduit shall have no obligation to pay any amounts owing hereunder unless and until such Conduit has received such amounts pursuant to the Agreement. In addition, each party agrees that each Conduit shall have no obligation to pay any party, any amounts constituting fees, a reimbursement for expenses of indemnities, (collectively, "Expense Claims") and such Expense Claims shall not constitute a claim against such Conduit (as defined in Section 101 of Title 11 of the United States Bankruptcy Code), unless or until such Conduit has received amounts sufficient to pay such Expense Claims pursuant to the Agreement or the Liquidity Agreement and such amounts are not required to pay the Commercial Paper issued on behalf of such Conduit. This provision shall survive termination of the Agreement.

                            [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date hereof.

                       TW HOLDINGS III, INC., as RPA Seller


                       By:__________________________________
                       Name:
                       Title:

                       Address:          9805 Willows Road
                                         Redmond, WA 98052

                       TRENDWEST RESORTS INC., as Servicer, an Originator and RSA Seller


                       By:__________________________________
                       Name:
                       Title:

                       Address:          9805 Willows Road
                                         Redmond, WA 98052

                       JUPITER SECURITIZATION  CORPORATION, as a
                       Conduit


                       By:__________________________________
                                Authorized Signatory

                       Address:          c/o Bank One, NA (Main Office Chicago),
                                             as Agent
                                         Asset Backed Finance
                                         Suite 0079, 1-19
                                         1 Bank One Plaza
                                         Chicago, Illinois  60670-0019
                       Fax:              (312) 732-1844

                       BANK ONE, NA (MAIN OFFICE CHICAGO), as a
                       Financial Institution, an Investor Agent and as Agent


                       By:__________________________________
                       Name:
                       Title:

                       Address:      Bank One, NA (Main Office Chicago)
                                     Asset Backed Finance
                                     Suite 0596, 1-21
                                     1 Bank One Plaza
                                     Chicago, Illinois  60670-0596
                       Fax:          (312) 732-4487

                       BANK ONE TRUST COMPANY, NA, as Paying Agent


                       By:__________________________________
                       Name:
                       Title:

                       Address:      Bank One Trust Company, NA
                                     Attn: Darlington Cummings
                                     235 West Schrock Road
                                     Westerville, OH  43081
                       Fax:          (602) 221-1711

                        WELLS FARGO BANK MINNESOTA, NATIONAL
                        ASSOCIATION, as Custodian


                        By:__________________________________
                        Name:
                        Title:

                        Address:      Sixth Street and Marquette
                                      MAC N9311-161
                                      Minneapolis, Minnesota 55479
                                      Attn: Corporate Trust Services,
                                       Asset Backed Administration
                        Fax:          (612) 667-3464

                        BLUE KEEL FUNDING, LLC, as a Conduit


                        By:__________________________________
                        Name:
                        Title:

                        Address: c/o Global Securitization Services, LLC 114 West 47th Street, Suite 1715
                                      New York, New York 10036
                        Fax:

                        FLEET NATIONAL BANK, as a Financial Institution and an
                          Investor Agent


                        By:__________________________________
                        Name:
                        Title:

                        Address:      115 Perimeter Center Place NE
                                      Atlanta, Georgia 30346
                                      Attn:  Andrew Stickney
                        Fax:          (770) 390-8434
                        Phone:        (770) 390-6529

                         FLEET SECURITIES, INC., as an Investor Agent


                         By:__________________________________
                         Name:
                         Title:

                         Address:      100 Federal Street
                                       Boston, MA 02110
                                       Attn:  David Ruote
                         Fax:          (617) 434-1533
                         Phone:        (617) 434-4016

                                    EXHIBIT I

                                   DEFINITIONS

     As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

     "Acceptable Title Policy" means, with respect to a Fractional Interest, a title insurance policy (i) issued by a title insurance company qualified to write such title insurance policy in the relevant jurisdiction; (ii) insuring that the Mortgage in respect thereof is a valid first mortgage lien on such Fractional Interest, subject only to Permitted Liens; (iii) in full force and effect; (iv) freely assignable; (v) which will inure to the benefit of the Agent as mortgagee of record; (vi) in respect of which no prior mortgagee has done, by act or omission, anything which would impair the coverage of any such title insurance policy; (vii) is on an ALTA 1992 form (or the equivalent in the Applicable Jurisdiction, omitting or waiving any arbitration requirement and the "creditor's rights" exclusion) with an effective date as of the date of the recording of the Mortgage; and (viii) containing endorsements (A) insuring that no building restriction, easement, covenant or other similar exception to title disclosed on such title insurance policy has been violated and that any violation thereof would not create or result in any reversion, reverter or forfeiture of title, (B) with respect to zoning in the form typically issued in the Applicable Jurisdiction (unless other evidence of compliance with zoning requirements has been provided to the satisfaction of the Agent); (C) insuring over any environmental super lien or similar lien upon all or any portion of the related FI Resort and (D) insuring over violation of usury laws.

     "Accrual Period" means each calendar month, provided that the initial Accrual Period hereunder means the period from (and including) the date of the initial purchase hereunder to (and including) the last day of the calendar month thereafter.

     "Accrued Balance" means, with respect to a Receivable as of any date of determination, the Outstanding Balance of such Receivable plus the amount of any accrued and unpaid interest on such Receivable on such date.

     "Acquisition Agreement" means the Acquisition Agreement, dated as of May 4, 2001, by and among Eagle Crest, Eagle Crest Vacation Club, Running Y Resort, TWRI and WorldMark.

     "Adverse Claim" means a lien, security interest, charge or encumbrance, or other right or claim in, of or on any Person's assets or real or personal properties in favor of any other Person, other than the rights created under the Transaction Documents.

     "Affected Financial Institution" has the meaning specified in Section 13.1(c).

     "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person or any

                                    Exh. I-1

Subsidiary of such Person. A Person shall be deemed to control another Person if the controlling Person owns 10.0% or more of any class of voting securities of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise.

     "Aged Receivable" means, at the end of any Accrual Period, an Eligible Receivable which was assigned from the RSA Seller to the RPA Seller pursuant to the Sale Agreement on an RSA Purchase Date which occurred 24 months or more prior to the end of such Accrual Period. In the case of an Upgrade Receivable, such 24 months shall be measured from the RSA Purchase Date upon which the related Pre-Upgrade Receivable was assigned from the RPA to the RPA Seller.

     "Agent" has the meaning set forth in the preamble to this Agreement.

     "Aggregate Capital" means, at any time, an amount equal to the sum of the Capital of each Purchaser Interest at such time.

     "Aggregate Reserves" means the sum of Aggregate Reserves (Legacy Eagle Crest Receivables) and Aggregate Reserves (Basic Receivables).

     "Aggregate Reserves (Legacy Eagle Crest Receivables)" means, at any time, an amount equal to 23% of the Net Receivables Balance (Legacy Eagle Crest Receivables) as of the close of business of the Servicer on such date.

     "Aggregate Reserves (Basic Receivables)" means, on any date, an amount equal to the product of (i) the Basic Receivables Operative Enhancement Factor multiplied by (ii) the Net Receivables Balance (Basic Receivables) as of the close of business of the Servicer on such date.

     "Aggregate Unpaids" means, at any time, an amount equal to the sum of all accrued and unpaid fees under the Fee Letters, all CP Costs, Yield, Aggregate Capital and all other unpaid Obligations (whether due or accrued) at such time.

     "Agreement" means this Receivables Purchase Agreement, as it may be amended or modified and in effect from time to time.

     "Allocated Commercial Paper" means Commercial Paper issued by or on behalf of a Conduit which is allocated to the Purchaser Interests of such Conduit.

     "Amortization Date" means the earlier to occur of (i) the Business Day specified in a written notice from the Agent delivered pursuant to Section 10.2 following the occurrence of any Amortization Event, and (ii) the date which is 30 Business Days after the Agent's receipt of written notice from the RPA Seller that it wishes to terminate the facility evidenced by this Agreement.

     "Amortization Event" has the meaning specified in Section 10.1.

                                    Exh. I-2

     "Amortization Period Available Funds" shall mean, on any Settlement Date on or following the Amortization Date, the aggregate of (i) the Monthly Available Funds for such Settlement Date, (ii) all amounts on deposit in the Reserve Account and (iii) if so determined by the Agent pursuant to Section 9.1(c), all amounts then on deposit in the Hedge Account.

     "Applicable Declaration" means, with respect to a Resort, the declaration of condominium, declaration of covenants, conditions, and restrictions, master deed, or similar document, together with any amendments or restatements thereof, that establishes the underlying form of ownership of such Resort and, if required by applicable law, that is recorded in the appropriate public records of the Applicable Jurisdiction.

     "Applicable Jurisdiction" means, with respect to a Resort or a Unit, the state, county, municipality, and/or other governmental jurisdiction (including a foreign jurisdiction if applicable) in which such Resort or Unit is located.

     "Applicable Timeshare Documents" means all Applicable Declarations and other documents and instruments relating to a Resort and Unit, Common Elements, if any, Common Furnishings, if any, including, but not limited to, the project documents, registrations and other approvals, business licenses, Contracts, homeowners association agreements, and corporate documents and other documents to the extent used in the marketing, sale, and financing of such Timeshare Interests. Each Applicable Timeshare Document shall be in form and content acceptable to the Agent. Promptly upon the request of the Agent or any Investor Agent, the Servicer shall deliver to the Agent or such Investor Agent true, correct, and complete copies of all Applicable Timeshare Documents and any material amendments thereto.

     "Assignment Agreement" has the meaning set forth in Section 13.1(b).

     "Authorized Officer" shall mean, with respect to any Trendwest Party, its respective corporate controller, chief financial officer or any other designated officer acceptable to the Agent.

     "Automatic Debit Collection" means the payment under a Contract by an Obligor by means of automatic electronic funds transfer from the Obligor's bank account to the Clearing Account.

     "Bank One" means Bank One, NA (Main Office Chicago), in its individual capacity, and its successors.

     "Bank One Group" means the Group for which Bank One or its successor serves as Investor Agent.

     "Basic Receivables" means all Receivables other than Legacy Eagle Crest Receivables.


                                    Exh. I-3

     "Basic Receivables Operative Enhancement" means, on any date, the greater of (A) 10% and (B) the Credit Enhancement Factor then in effect minus 2%

     "Big 5 Accounting Firm" means any of the independent public accounting firms of Arthur Andersen, Deloitte & Touche, Ernst & Young, KPMG LLP, PriceWaterhouseCoopers, or their successors.

     "Blue Keel " has the meaning set forth in the preamble to this Agreement.

     "Broken Funding Costs" means for any Purchaser Interest which (X) (i) has its Capital reduced or terminated without compliance with the notice requirements hereunder, (ii) has its Capital reduced or terminated in connection with a release pursuant to Section 2.10(c)(i) (other than a release occurring on a Settlement Date) or (iii) is assigned pursuant to a Liquidity Agreement or terminated prior to the date it was originally scheduled, the excess, if any, of
(A) the CP Costs or Yield (as applicable) that would have accrued during the remainder of the tranche periods for Commercial Paper determined by the applicable Investor Agent to relate to such Purchaser Interest subsequent to the date of such reduction or termination on the Capital of such Purchaser Interest if such reduction or termination had not occurred, over (B) the sum of (x) to the extent all or a portion of such Capital is allocated to another Purchaser Interest, CP Costs or Yield (as applicable) actually accrued during such periods on such Capital for the new Purchaser Interest, and (y) to the extent such Capital is not allocated to another Purchaser Interest, the income, if any, actually received during such period by the holder of such Purchaser Interest from investing the portion of such Capital not so allocated; or (Y) does not become subject to reduction following the delivery of a Monthly Report describing a reduction (as provided in Section 1.3), the amount of CP Costs or Yield, swap costs or other interest or hedging expense that accrues for Commercial Paper or other funding sources determined by the applicable Investor Agent to relate to such Purchaser Interest subsequent to the date such reduction was designated to occur pursuant to such Monthly Report on the Capital of such Receivable Interest. In the event that the amount referred to in clause (X) (B) exceeds the amount referred to in clause (X) (A), the relevant Purchaser or Purchasers agree to pay to the RPA Seller the amount of such excess. All Broken Funding Costs shall be due and payable hereunder upon demand.

     "Business Day" means any day on which banks are not authorized or required to close in New York, New York or Chicago, Illinois and The Depository Trust Company of New York is open for business and, if the applicable Business Day relates to any computation or payment to be made with respect to the LIBO Rate, any day on which dealings in dollar deposits are carried on in the London interbank market.

     "Capital" of any Purchaser Interest means, at any time, (A) the Purchase Price of such Purchaser Interest, minus (B) the sum of the aggregate amount of Collections and other payments received by the Agent which in each case are applied to reduce such Capital in accordance with the terms and conditions of this Agreement; provided that such Capital shall be restored (in accordance with Section 2.5) in the amount of any Collections or other payments so received and applied if at any time the distribution of such Collections or payments are rescinded, returned or refunded for any

                                    Exh. I-4
reason.

     "Capitalization Ratio" means the ratio of (a) Consolidated  Indebtedness to
(b) Consolidated Net Worth.

     "Carrying and Servicing  Costs" means,  for any Accrual Period,  the sum of
(i) all CP Costs for such Accrual Period, (ii) all Yield allocable to such Accrual Period, (iii) all fees set forth in the Fee Letters which are allocable to such Accrual Period and (iv) the servicing fees and expenses payable to the Servicer for such Accrual Period pursuant to Section 8.6 of this Agreement or otherwise.

     "Change of Control" means the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 20% or more of the outstanding shares of voting stock of any Trendwest Party or any Originator.

     "Charge-Off Factor" means, with respect to any Accrual Period, a fraction of which the numerator is 365 and the denominator is the number of days in such Accrual Period.

     "Charge-Off Ratio" means, with respect to any Accrual Period, a fraction, expressed as a percentage on a per annum basis, the numerator of which is the product of (x) the Charge-off Factor for such Accrual Period, and (y) the Outstanding Balance of all Receivables that became Charged-Off Receivables during such Accrual Period (but excluding the Outstanding Balance of all Charged-off Receivables that were repurchased by any Originator pursuant to
Section 1.5 on the Settlement Date related to such Accrual Period) and the denominator of which is the average Outstanding Balance of all Receivables for such Accrual Period (but excluding any such repurchased Receivables).

     "Charged-Off Receivable" means a Receivable: (i) as to which the Obligor thereof has taken any action, or suffered any event to occur, of the type described in Section 10.1(d) (as if references to Trendwest Party therein refer to such Obligor); (ii) as to which the Obligor thereof, if a natural person, is deceased; (iii) which, consistent with the Credit and Collection Policy, would be written off TWRI's books as uncollectible; (iv) which has been identified by the RPA Seller as uncollectible; or (v) as to which any payment, or part thereof, remains unpaid for 179 days or more from the original due date for such payment.

     "Charged-Off Serviced Receivable" means a Serviced Receivable: (i) as to which the Obligor thereof has taken any action, or suffered any event to occur, to that of the type described in Section 10.1(d) or a similar event (as if references to Trendwest Party therein refer to such Obligor); (ii) as to which the Obligor thereof, if a natural person, is deceased, (iii) which, consistent with the Credit and Collection Policy, would be written off an Originator's books as uncollectible, (iv) which has been identified by the RPA Seller as uncollectible or (v) as to which any payment, or part thereof, remains unpaid for 179 days or more from the original due date for such payment.

                                    Exh. I-5

     "Clearing Account" has the meaning set forth in Section 8.2(b).

     "Clearing  Account  Agent"  shall  have the  meaning  set forth in  Section
8.2(b).

     "Clearing Account Bank" shall have the meaning set forth in Section 8.2(b).

     "Collection Account" has the meaning set forth in Section 2.9(a).

     "Collections" means, with respect to any Receivable, all cash collections and other cash proceeds in respect of such Receivable, including all yield, finance charges or other related amounts accruing in respect thereof, all proceeds of repurchases pursuant to Section 1.5 of this Agreement, all payments made by or on behalf of the RPA Seller in respect of Deemed Collections and all cash proceeds of Related Security with respect to such Receivable.

     "Commercial Paper" means promissory notes of a Conduit issued by or on behalf of a Conduit in the commercial paper market.

     "Commitment" means, for each Financial Institution, the commitment of such Financial Institution to purchase its Pro Rata Share of Purchaser Interests from
(i) the RPA Seller and (ii) the Conduits in its Group (the Capital associated with such Pro Rata Share of such Purchaser Interests not to exceed, in the aggregate, the product of (x) the result of 100.0 divided by 102.0 and (y) of the amount set forth opposite such Financial Institution's name on Schedule A to this Agreement, as such amount may be modified in accordance with the terms hereof).

     "Common Elements" means the common areas and facilities, as defined or provided for in the Applicable Declaration or other Applicable Timeshare Documents, including, without limitation, the land and all improvements thereto except for the Units that have been dedicated to a timeshare regime or comparable form of ownership, as well as any limited common elements, as those terms are defined and used in the Applicable Declaration.

     "Common Furnishings" means all furniture, furnishings, fixtures, appliances, carpeting, and equipment located in a Unit or elsewhere within a the Resorts and Units and available for use by Obligors in accordance with the terms and conditions of the Applicable Timeshare Documents.

     "Concord" means Concord Servicing Corporation, an Arizona corporation.

     "Concord  Account" means the account  described as the "Concord Account" on
Exhibit XII to the Agreement.

     "Concord Servicing Agreement" means the time period during which Concord is acting as Subservicer for the Legacy Eagle Crest Receivables.


                                    Exh. I-6

     "Concord's Collection Policy" means Concord's collection policies and practices relating to Contracts and Receivables (including Legacy Eagle Crest Receivables) existing on the date hereof and summarized in Exhibit XII to the Sale Agreement, as modified from time to time in accordance with the Agreement.

     "Conduit" means each of (i) Jupiter, (ii) Blue Keel and (iii) each other issuer of asset-backed commercial paper that, at the consent of the RPA Seller or TWRI, becomes the owner by assignment or otherwise of a Purchaser Interest and, to the extent of the undivided interests so purchased, shall include any participants.

     "Consolidated Charge-Off Ratio" means, for any Accrual Period, a fraction, expressed as a percentage on a per annum basis, the numerator of which is the product of (x) the Charge-off Factor for such Accrual Period, and (y) the Outstanding Balance of all Serviced Receivables that became Charged-Off Receivables during such Accrual Period and the denominator of which is the average Outstanding Balance of all Serviced Receivables for each day in such Accrual Period.

     "Consolidated Default Ratio" means, at any time, a percentage equal to (i) the aggregate Outstanding Balance of all Serviced Receivables that were Defaulted Serviced Receivables at such time divided by (ii) the aggregate Outstanding Balance of all Serviced Receivables at such time.

     "Consolidated  Delinquency Ratio" means, at any time, a percentage equal to
(i) the aggregate Outstanding Balance of all Serviced Receivables that were Delinquent Serviced Receivables at such time divided by (ii) the aggregate Outstanding Balance of all Serviced Receivables at such time.

     "Consolidated Indebtedness" means the consolidated Indebtedness of TWRI and its consolidated Subsidiaries.

     "Consolidated Net Worth" means the consolidated shareholders' equity of TWRI and its consolidated Subsidiaries.

     "Contingent Obligation" of a Person means any agreement, undertaking or arrangement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes or is contingently liable upon, the obligation or liability of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person, or otherwise assures any creditor of such other Person against loss, including any comfort letter, operating agreement, take-or-pay contract or application for a letter of credit.

     "Contract" means (in the case of a Fractional Interest Receivable) a Mortgage Note or (in the case of Receivables other than Fractional Interest Receivables) an Installment Sale Contract and (in either case) and any and all other instruments, agreements, invoices, or other

                                    Exh. I-7
writings pursuant to which Indebtedness of an Obligor to any Originator arises or which evidences such Indebtedness.

     "CP Costs" means:

     (a) with respect to Jupiter, for each day the sum of (i) discount accrued on Pooled Commercial Paper issued by Jupiter on such day, plus (ii) any and all accrued commissions in respect of placement agents and Commercial Paper dealers, and issuing and paying agent fees incurred, in respect of such Pooled Commercial Paper for such day, plus (iii) other costs associated with funding small or odd-lot amounts with respect to all receivable purchase facilities which are funded by such Pooled Commercial Paper for such day, minus (iv) any accrual of income net of expenses received on such day from investment of collections received under all receivable purchase facilities funded substantially with such Pooled Commercial Paper, minus (v) any payment received on such day net of expenses in respect of Broken Funding Costs related to the prepayment of any Receivables Interest of Jupiter pursuant to the terms of any receivable purchase facilities funded substantially with Pooled Commercial Paper issued by Jupiter, plus (vi) upon the occurrence and during the continuation of an Amortization Event or an Excess Aged Receivables Event, an amount equal to the daily equivalent of 2.0% per annum of total outstanding Capital of Purchaser Interests of Jupiter. In addition to the foregoing costs, if the RPA Seller shall request any Incremental Purchase during any period of time determined by Jupiter's Investor Agent in its sole discretion to result in incrementally higher CP Costs applicable to such Incremental Purchase, the Capital associated with any such Incremental Purchase shall, during such period, be deemed to be funded by Jupiter in a special pool (which may include capital associated with other receivable purchase facilities) for purposes of determining such additional CP Costs applicable only to such special pool and charged each day during such period against such Capital; and

     (b) with respect to Blue Keel, for any Accrual Period (or portion thereof), the discount which may be paid or payable by Blue Keel from time to time as (i) interest on or otherwise (by means of hedge agreements or otherwise) in respect of Allocated Commercial Paper during such Accrual Period as determined by or on behalf of Blue Keel, and (ii) interest on such interest since the last Settlement Date, as determined by or on behalf of Blue Keel, which discount shall reflect and give affect to the commissions of placement agents and dealers in respect of such Allocated Commercial Paper and to net payments owed or received by Blue Keel under any hedge agreements entered into by or on behalf of Blue Keel in connection with such Allocated Commercial paper; and

     (c) with respect to any other issuer of asset-backed commercial paper which becomes a Conduit hereunder, the amount specified in the agreement by which such asset-backed commercial paper issuer becomes a party hereunder.

     "Credit Agreement" means that certain Credit Agreement dated as of August 14, 2000, among TWRI, Trendwest South Pacific Party, Ltd., Key Bank National Association, Bank One, N.A., Fleet and other financial institutions party thereto, as it may be amended from time to time and any replacements thereof.

                                    Exh. I-8

     "Credit and Collection Policy" means TWRI's credit and collection policies and practices relating to Contract and Receivables and related contracts existing on the date hereof and summarized in Exhibit VIII hereto, as modified from time to time in accordance with this Agreement.

     "Credit Enhancement Factor" means a percentage based on the levels of aggregate reserves utilized in the most recently completed offering of rated, intermediate term asset-backed securities backed by receivables originated primarily by TWRI (the "Most Recent Offering"), as reasonably determined by the Agent. The new Credit Enhancement Factor shall go into effect on the Settlement Date immediately following the closing date of the Most Recent Offering. The Credit Enhancement Factor shall be determined using the following formula:

     BBB Enhancement Level + 1% + (A Enhancement Level - BBB Enhancement Level) 2 where:

     A Enhancement Level = the percentage of aggregate reserves required to achieve a "A" credit rating (or its equivalent) from each nationally recognized rating agency rating the Most Recent Offering.

     BBB Enhancement Level = the percentage of aggregate reserves required to achieve a "BBB" credit rating (or its equivalent) from each nationally recognized rating agency rating the Most Recent Offering.

     "Custodian"  means at any time  the  Person  then  authorized  pursuant  to
Article XV to act as custodian and bailee with respect to the Receivable Documents.

     "Deemed Collections" means the aggregate of all amounts the RPA Seller shall have been deemed to have received as a Collection of a Receivable. Unless a Receivable has been repurchased pursuant to Section 1.5 or such Receivable has been the subject of an Upgrade which complies with Section 1.6 of this Agreement, the RPA Seller shall be deemed to have received a Collection in full of a Receivable if at any time (i) the Outstanding Balance of any such Receivable is either (x) reduced as a result of any defective or rejected goods or services (including an Obligor's inability to exercise the Obligor's rights to use Resorts and Units), any discount or any adjustment or otherwise by the RPA Seller (other than cash Collections on account of the Receivables) or (y) reduced or canceled as a result of a setoff in respect of any claim by any Person (whether such claim arises out of the same or a related transaction or an unrelated transaction) or (ii) any of the representations or warranties in
Article V are no longer true with respect to any Receivable. The RPA Seller shall be deemed to have received such Collection contemporaneously with the occurrence of such event.

     "Default Fee" means with respect to any amount due and payable by the RPA Seller

                                    Exh. I-9
in respect of any Aggregate Unpaids, an amount equal to the greater of (i) $1000 and (ii) interest on any such unpaid Aggregate Unpaids at a rate per annum equal to 2.0% above the Prime Rate.

     "Defaulted Receivable" means a Receivable on which payment of all or part of the amount due remains unpaid for more than 90 and less than 179 days but which is not a Charged-Off Receivable.

     "Defaulted Serviced Receivable" means, a Serviced Receivable on which payment of all or part of the amount due remains unpaid for more than 90 and less than 179 days but which is not a Charged-Off Serviced Receivable.

     "Default Ratio" means, at any time, a percentage equal to (i) the aggregate Outstanding Balance of all Receivables that were Defaulted Receivables at such time divided by (ii) the aggregate Outstanding Balance of all Receivables at such time.

     "Delinquency  Ratio"  means,  at any time,  a  percentage  equal to (i) the aggregate Outstanding Balance of all Receivables that were Delinquent Receivables at such time divided by (ii) the aggregate Outstanding Balance of all Receivables at such time.

     "Delinquent Receivable" means a Receivable as to which any payment, or part thereof, remains unpaid for 31 days or more from the original due date for such payment but which is not a Charged-Off Receivable.

     "Delinquent Serviced Receivable" means a Serviced Receivable as to which any payment, or part thereof, remains unpaid for 31 or more days or more from the original due date for such payment but which is not a Charged-Off Serviced Receivable.

     "Designated Accounts" shall have the meaning set forth in Section 2.8 of this Agreement.

     "Determination Date" means, with respect to an Accrual Period, the 10th day of the month following such Accrual Period, or if such day is not a Business Day then the next succeeding Business Day.

     "Diluted Receivable" shall mean any Receivable in respect of which one or more of the events specified in clause (i) or clause (ii) of the definition of "Deemed Collections" shall have occurred.


                                    Exh. I-10

     "Discount Rate" means the LIBO Rate or the Prime Rate, as applicable, with respect to each Purchaser Interest held by a Financial Institution, except that upon the occurrence and during the continuation of an Amortization Event or an Excess Aged Receivables Event, Discount Rate shall mean the Prime Rate plus 2.0%.

     "Draft Schedule of Receivables" has the meaning set forth in Section 1.1 of the Sale Agreement.

     "Eagle Crest" means Eagle Crest, Inc., an Oregon corporation.

     "Eagle Crest Acquisition" means the transaction contemplated by and consummated pursuant to the Acquisition Agreement.

     "Eagle Crest Vacation Club" means Eagle Crest Vacation Club, Inc., an Oregon not- for-profit corporation.

     "Effective Date" has the meaning set forth in Section 1.7 of this Agreement.

     "Eligible Investment" shall mean, at any time, any one or more of the following types of investments, each of which shall mature on or prior to the next succeeding Settlement Date:

     (i) direct marketable obligations of the United States having a maturity of not more than 30 days from the date of acquisition;

     (ii) marketable obligations directly and fully guaranteed by the United States as to the full and timely payment of principal and interest having a maturity of not more than 30 days from the date of acquisition;

     (iii) bankers' acceptances and certificates of deposit denominated in U.S. Dollars in each case having a maturity of not more than 30 days from the date of acquisition, and issued by any bank with capital, surplus and undivided profits aggregating at least $100,000,000, the short-term unsecured securities of which are rated at least A-1 by S&P and P-1 by Moody's;

     (iv) commercial paper having a maturity of not more than 30 days and which is rated at least A-1 by S&P and P-1 by Moody's;

     (v) freely redeemable shares in no-load money market funds which invest solely in obligations, bankers' acceptances, certificates of deposit and commercial paper of the types described in clauses (i) through (iv), without regard to the limitations as to the maturity of such obligations, bankers' acceptances, certificates of deposit or commercial paper set forth in such clauses, rated at least AAAm by S&P and Aaa by Moody's; and


                                    Exh. I-11

     (vi) any money market fund so long as it shall be rated by each of S&P and Moody's as either AAAm, Aaa, as an eligible investment for AAA/Aaa rate transactions, or in the highest short-term rating assigned by S&P or Moody's.

     "Eligible Receivable" means, at any time, an Originated Receivable:

     (i) the Obligor of which (a) if a natural person, is a resident of the United States or any Canadian province other than Quebec, (b) if a corporation or other business organization, is organized under the laws of the United States or any Canadian province other than Quebec or any political subdivision thereof and has its chief executive office in the United States or any Canadian province other than Quebec; (c) is not an Affiliate of any of the parties hereto; and (d) is not a government or a governmental subdivision or agency,

     (ii) the Obligor of which is not the Obligor of any Delinquent Receivable, Defaulted Receivable or Charged-Off Receivable,

     (iii) which is not more than 30 days past due and which has never been more than 30 days past due,

     (iv) each payment (notwithstanding any payments made by the Obligor at the time of entering into a Contract) under which by its terms is due and payable within no more than 45 days of the original billing date therefor,

     (v) which has not had its payment terms extended (other than in the case of an Upgrade Contract),

     (vi) the remaining term of which is not greater than 120 months,

     (vii) on which the Obligor has made at least one payment (other than in the case of an Upgrade Contract),

     (viii) which is an "account," "chattel paper," "instrument," "general intangible" or "payment intangible" within the meaning of the UCC of all Applicable Jurisdictions,

     (ix) which is denominated and payable only in United States dollars in the United States,

     (x) which arises under a Contract which is in substantially the form of one of the form contracts set forth on Exhibit IX hereto or which has been otherwise approved by the Agent in writing, which, together with such Receivable, is in full force and effect and constitutes the legal, valid and binding obligation of the related Obligor enforceable against such Obligor in accordance with its terms subject to no offset, counterclaim or other defense,


                                    Exh. I-12

     (xi) which arises under a Contract which (A) does not require the Obligor under such Contract to consent to the transfer, sale or assignment of the rights and duties of the RPA Seller under such Contract and (B) does not contain a confidentiality provision that purports to restrict the ability of any Purchaser to exercise its rights under this Agreement, including its right to review the Contract,

     (xii) which arises under a Contract that contains an obligation to pay a specified sum of money,

     (xiii) which, together with the Contract related thereto, does not contravene any law, rule or regulation applicable thereto (including any law, rule and regulation relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no part of the Contract related thereto is in violation of any such law, rule or regulation,

     (xiv) which satisfies all applicable requirements of the Credit and Collection Policy,

     (xv) which was generated in the ordinary course of business of the Originator thereof,

     (xvi) which arises solely from the purchase of Timeshare Interests by an Obligor or from an Upgrade by an Obligor,

     (xvii) as to which the Agent has not notified the RPA Seller that the Agent has determined that such Receivable or class of Receivables is not acceptable as an Eligible Receivable, including because such Receivable arises under a Contract that is not acceptable to the Agent,

     (xviii) as to which, if such Receivable has been listed on a Schedule of Exceptions delivered by the Custodian pursuant to Section 15.1(d) of this Agreement, the Agent has consented in writing to the treatment of such Receivable as an Eligible Receivable,

     (xix) the Receivables File for which, as of the RSA Purchase Date, includes all related Receivable Documents, other than Unrecorded Documents,

     (xx) which, if such Receivable is a Fractional Interest Receivable, does not constitute an Undocumented Receivable as of the related Undocumented Receivables Date,

     (xxi) with respect to such Receivable, there exists a Receivable File and a copy of such Receivable File is in the possession of Custodian, and

     (xxii) is not a Non-TWRI Receivable unless the Agent and each Investor Agent has

                                    Exh. I-13
consented in writing to the inclusion of such non-TWRI Receivable.

Notwithstanding the foregoing, the Legacy Eagle Crest Receivables shall not constitute Eligible Receivables until such time as the Agent has delivered written notice to the Seller that (x) it has received and reviewed UCC lien searches conducted in the States of Washington and Oregon against the RTA Sellers and (y) such results are satisfactory in all respects to the Agent.

     "Environmental Claims" means all claims, however asserted, by any governmental authority or other Person alleging potential liability or responsibility for violation of any Environmental Law, or for release or injury to the environment.

     "Environmental Laws" means all federal, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any governmental authorities, in each case relating to environmental, health, safety and land use matters.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

     An "Excess Aged Receivables Event" will occur on any date if (i) the Aggregate Capital on such date exceeds (ii) the result of the Fresh Receivables Balance on such date minus the Aggregate Reserves on such date.

     "Excess Concentration Balances" means the sum of Excess Concentration Balance (Canadian Obligors), Excess Concentration Balance (Non-TWRI Receivables) and Excess Concentration Balance (Legacy Eagle Crest Receivables).

     "Excess Concentration Balance (Canadian Obligors)" means, at any time, the amount (if any) by which the aggregate Outstanding Balance of the Eligible Receivables of all Obligors which are (i) natural persons resident in Canada or
(ii) business organizations organized under the laws of Canada or any jurisdiction therein or which have their chief executive office in Canada or any jurisdiction therein exceeds 10.0% of the aggregate Outstanding Balance of Eligible Receivables.

     "Excess Concentration Balance (Extended Term Receivables)" means the amount (if any) by which (a) the aggregate Outstanding Balance of the Eligible Receivables that are Extended Term Receivables exceeds (b) 10.0% of the aggregate Outstanding Balance of Eligible Receivables.

     "Excess Concentration Balance (Legacy Eagle Crest Receivables)" means (i) from the date of this Agreement until February 28, 2002, the amount (if any) by which (a) the aggregate Outstanding Balance of the Eligible Receivables that are Legacy Eagle Crest Receivables exceeds (b) 25.0% of the aggregate Outstanding Balance of Eligible Receivables and (ii) on and after March 1, 2002, the amount (if any) by which (a) the Aggregate Outstanding Balance of the Eligible Receivables that are Legacy Eagle Crest Receivables exceeds (b) 10.0% of the aggregate Outstanding

                                    Exh. I-14

Balance of Eligible Receivables.

     "Excess Concentration Balance (Non-TWRI Receivables)" means, at any time, the amount (if any) by which (a) the aggregate Outstanding Balance of the Eligible Receivables that are Non-TWRI Receivables exceeds (b) 10.0% of the aggregate Outstanding Balance of Eligible Receivables.

     "Expense Claims" has the meaning set forth in Section 16.15.

     "Extended Term Receivable" means any Receivable, the remaining term of which is greater than 84 months but not greater than 120 months.

     "Facility Termination Date" means the earliest of (i) the occurrence of an Amortization Event, (ii) 30 Business Days after the receipt of written notification from the RPA Seller to the Agent of the RPA Seller's intention to terminate the Liquidity Facility, and (iii) the Liquidity Termination Date.

     "Federal Funds Effective Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period equal to (a) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the preceding Business Day) by the Federal Reserve Bank of New York in the Composite Closing Quotations for U.S. Government Securities; or (b) if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10:30 a.m. (Chicago time) for such day on such transactions received by the Reference Bank from three federal funds brokers of recognized standing selected by it.

     "Fee Letters" means (i) the letter agreement dated as of the date hereof among the RPA Seller, TWRI and Bank One, (ii) the letter agreement dated as of the date hereof among the RPA Seller, TWRI and Fleet, and (iii) any fee letter between the RPA Seller, TWRI and any Financial Institution or Investor Agent that shall become a party hereunder pursuant to Section 13.1, as such may be amended or modified and in effect from time to time.

     "FI Assignment Document (First Step)" means, with respect to a Fractional Interest Receivable, an absolute and unconditional assignment in the form attached hereto as Exhibit XV relating to the sale, assignment, transfer and conveyance of such Fractional Interest Receivable from the RSA Seller to the RPA Seller.

     "FI Assignment Document (Second Step)" means, with respect to a Fractional Interest Receivable, an absolute and unconditional assignment in the form of the attached Exhibit XVI relating to the sale, assignment, transfer and conveyance of such Fractional Interest Receivable from the RPA Seller to Investor Agents on behalf of the Purchasers in each Investor Agent's applicable Group.

                                    Exh. I-15

     "FI Assignment Documents" means, with respect to a Fractional Interest Receivable, the related FI Assignment Document (First Step) and the related FI Assignment Document (Second Step).

     "FI Resort" means the Depoe Bay resort located in Depoe Bay, Oregon and each other property from time to time designated hereafter by TWRI to the Agent as an FI Resort.

     "FI Unit" means a Unit at an FI Resort that has been designated in the Applicable Declaration as reserved for Fractional Interest usage.

     "Finance  Charge  Receivable"  means a  Receivable  in  respect  of Finance
Charges.

     "Finance Charges" means, with respect to a Contract, any finance, interest, late payment charges or similar charges owing by an Obligor to an Originator pursuant to such Contract or any service fees owed to an Originator related to such Contract. Finance Charges do not include WorldMark membership dues owed by Obligors.

     "Financial   Institutions"  means  Bank  One,  Fleet,  and  any  Purchasing
Financial  Institution  that shall become a party to this Agreement  pursuant to
Section 13.1.

     "Financing   Statement"  means  a  UCC  financing   statement,   amendment,
continuation statement, release, termination or other filing under the UCC.

     "Fleet" means Fleet National Bank, a national banking association.

     "Fleet Group" means the Group for which FSI or its successor serves as Investor Agent.

     "Fractional Interest" means an undivided fee simple timeshare interest in a particular FI Resort or FI Unit, as a tenant in common with other owners of undivided interests in such FI Resort or FI Unit, together with all rights, benefits, privileges, and interests appurtenant thereto, including but not limited to the right to use and occupy an FI Unit within a development and the Common Elements and Common Furnishings, if any, appurtenant to such FI Unit or the development during a reserved or assigned use period, all as more specifically described in the Applicable Declaration or other Applicable Timeshare Documents.

     "Fractional Interest Receivable" means a Receivable arising out of the purchase by an Obligor of a Fractional Interest.

     "Fresh  Receivables   Balance"  means,  at  any  time,  (i)  the  aggregate
Outstanding Balance of all Eligible Receivables at such time reduced by (ii) the Outstanding Balance of all Aged Receivables at such time.


                                    Exh. I-16

     "FSI" has the meaning set forth in the preamble to the Agreement.

     "Funding Agreement" means this Agreement and any agreement or instrument executed by any Funding Source with or for the benefit of Conduit.

     "Funding Source" means (i) any Financial Institution or (ii) any insurance company, bank or other funding entity providing liquidity, credit enhancement or back-up purchase support or facilities to Conduit.

     "GAAP" means generally accepted accounting principles as in effect from time to time in the United States, consistently applied.

     "Gross Excess Spread" means, for any Accrual Period, the total Collections in respect of Finance Charge Receivables for such Accrual Period, minus the Carrying and Servicing Costs for such Accrual Period.

     "Gross Excess Spread Percentage" means, for any Accrual Period, the percentage equivalent of a fraction, the numerator of which is the product of twelve and the Gross Excess Spread for such Accrual Period, and the denominator of which is the average daily Outstanding Balance of all Receivables during such Accrual Period.

     "Group" means, for each group of Purchasers, the group consisting of one or more Conduits, related Financial Institutions an Investor Agents and their respective assigns and participants. On the Effective Date, (i) Jupiter, its Investor Agent and its related Financial Institutions are one Group, and (ii) Blue Keel, its Investor Agent and its related Financial Institutions are another Group.

     "Group Limit" means with respect to a Group, the product of (x) the result of 100 divided by 102 and (y) the aggregate Commitments set forth with respect to such Group's related Financial Institutions on Schedule A.

     "Hedge Account" shall have the meaning set forth in Section 2.8(b) of this Agreement.

     "Hedge Accumulation Period" has the meaning set forth in Section 9.2(a) of this Agreement.

     "Hedge Event" shall have the meaning set forth in Section 9.1 of this Agreement.

     "Hedge Event Cure Date" means the first Settlement Date following the occurrence of a Hedge Event which is both (x) the third consecutive Settlement Date on which no Hedge Event has been in existence and (y) a date on which no Amortization Event or Potential Amortization Event is then in existence.

                                    Exh. I-17

     "Hedge Receipts" shall mean, with respect to any Settlement Date, the aggregate amount of payments received by the Agent or in the Collection Account from the counterparty under any Purchased Hedge since the preceding Settlement Date.

     "Hedging Costs" shall mean all costs incurred in the acquisition of a Purchased Hedge pursuant to Section 9.2 of this Agreement and, if such Purchased Hedge requires the RPA Seller, the Servicer, the Agent or any Purchaser to make subsequent periodic or lump sum payments, any such payments.

     "Incremental Purchase" means the initial purchase of a Purchaser Interest and any subsequent purchase of one or more Purchaser Interests which increases the total outstanding Capital hereunder.

     "Indebtedness" of a Person means such Person's (i) obligations for borrowed money, (ii) obligations representing the deferred purchase price of property or services (other than accounts payable arising in the ordinary course of such Person's business payable on terms customary in the trade), (iii) obligations, whether or not assumed, secured by liens or payable out of the proceeds or production from property now or hereafter owned or acquired by such Person, (iv) obligations which are evidenced by notes, acceptances, or other instruments, (v) capitalized lease obligations, (vi) net liabilities under interest rate swap, exchange or cap agreements, (vii) Contingent Obligations and (viii) liabilities in respect of unfunded vested benefits under plans covered by Title IV of ERISA.

     "Indemnified Amounts" has the meaning set forth in Section 11.1.

     "Indemnified Party" has the meaning set forth in Section 11.1.

     "Independent Director" shall mean a member of the Board of Directors of the RPA Seller who is not at such time, and has not been at any time during the preceding five (5) years, (A) a director, officer, employee or affiliate of RPA Seller, any Originator, or any of their respective Subsidiaries or Affiliates, except as (i) an Independent Officer of the RPA Seller or (ii) an independent director or independent officer of any "special purpose entity" formed by any Originator and its Affiliates, or (B) the beneficial owner (at the time of such individual's appointment as an Independent Director or at any time thereafter while serving as an Independent Director) of any of the outstanding common shares of the RPA Seller, any Originator, or any of their respective Subsidiaries or Affiliates, having general voting rights nor is a sibling, parent, child or spouse of the foregoing.

     "Independent Officer" shall mean an executive officer of the RPA Seller who is not at such time, and has not been at any time during the preceding five (5) years, (A) a director, officer, employee or affiliate of the RPA Seller, any Originator, or any of their respective Subsidiaries or Affiliates, except as (i) an Independent Director of the RPA Seller or (ii) an independent director or independent officer of any "special purpose entity" formed by any Originator and its Affiliates, or (B) the beneficial owner (at the time of such individual's appointment as an Independent Officer or

                                    Exh. I-18
at any time thereafter while serving as an Independent Officer) of any of the outstanding common shares of the RPA Seller, any Originator, or any of their respective Subsidiaries or Affiliates, having general voting rights, nor is a sibling, parent, child or spouse of the foregoing.

     "Installment Sale Contract" shall mean (i) a vacation owner agreement executed by TWRI, WorldMark and an Obligor, (ii) a vacation owner agreement executed by Eagle Crest, Eagle Crest Vacation Club and an Obligor, or (iii) a vacation owner agreement executed by Running Y Resort, Eagle Crest Vacation Club and an Obligor.

     "Interest Coverage Ratio" means, as of the close of each fiscal quarter of TWRI, the ratio of (a) the consolidated net income of TWRI and its consolidated Subsidiaries, determined in accordance with GAAP but without deducting expenses for interest, taxes on income, depreciation, or amortization, for such fiscal quarter and the preceding three consecutive fiscal quarters of the Servicer to
(b) the consolidated interest expense of TWRI and its consolidated Subsidiaries for such period.

     "Investor Agent" means (a) with respect to Jupiter and its related Financial Institutions, Bank One or any successor investor agent designated by such parties, (b) with respect to Blue Keel and its related Financial Institutions, FSI or any successor investor agent designated by such parties and
(c) with respect to any other Group whose related Purchasers become parties to this Agreement, the Person identified as such in the agreement by which such Purchasers became parties to this Agreement.

     "Jupiter" has the meaning set forth in the preamble to this Agreement.

     "Legacy Eagle Crest Receivables" shall mean, as of any time, all right to use timeshare receivables which (i) were originated by Eagle Crest or Running Y Resort on or before May 4, 2001, other than receivables that have been paid in full or charged off, and (ii) are listed on the Schedule of Legacy Eagle Crest Receivables delivered to the Agent and the Investor Agents on or before the Effective Date.

     "LIBO Rate" means the rate per annum equal to the sum of (i) (a) the rate at which deposits in U.S. Dollars appears on the Telerate Service page 3750 at approximately 11:00 a.m. (London time) two Business Days prior to the first day of the relevant Tranche Period, such deposits being in the approximate amount of the Capital of the Purchaser Interest to be funded or maintained, divided by (b) one minus the maximum aggregate reserve requirement (including all basic, supplemental, marginal or other reserves) which is imposed against the Reference Bank in respect of Eurocurrency liabilities, as defined in Regulation D of the Board of Governors of the Federal Reserve System as in effect from time to time (expressed as a decimal), applicable to such Tranche Period plus (ii) 1.0% per annum. The LIBO Rate shall be rounded, if necessary, to the next higher 1/16 of 1.0%.

     "Liquidity Agreement" means the liquidity agreement, secondary market agreement,

                                    Exh. I-19
asset purchase agreement or other similar agreement between a Conduit and a financial institution evidencing the obligation of such financial institution to provide liquidity support to such Conduit in connection with the issuance by or on behalf of such Conduit of Commercial Paper.

     "Liquidity Termination Date" means September 26, 2002.

     "Master Schedule of Receivables" shall mean a composite schedule of all Receivables conveyed from the RSA Seller to the RPA Seller pursuant to the Sale Agreement, excluding any Receivables (i) subsequently repurchased or substituted for, (ii) which were the subject of Upgrade Contracts, or (iii) the Outstanding Balance on which has been reduced to zero.

     "Material Adverse Effect" means a material adverse effect on (i) the financial condition or operations of any Trendwest Party and its Subsidiaries,
(ii) the ability of any Trendwest Party to perform its obligations under this Agreement, (iii) the legality, validity or enforceability of this Agreement or any other Transaction Document, (iv) the Agent's, any Investor Agent's or any Purchaser's interest in the Receivables generally or in any significant portion of the Receivables, the Related Security or the Collections with respect thereto, or (v) the collectibility of the Receivables generally or of any material portion of the Receivables.

     "Monthly Available Funds" shall mean, on any Settlement Date, the aggregate of (i) the aggregate Collections received with respect to Receivables during the related Accrual Period, (ii) all Deemed Collections with respect to such Accrual Period (to the extent actually deposited in the Collection Account by or on behalf of the RPA Seller on or prior to such Settlement Date) and any unpaid Deemed Collections with respect to any earlier Accrual Period (to the extent actually deposited in the Collection Account by or on behalf of the RPA Seller since the preceding Settlement Date), (iii) all amounts deposited in the Collection Account pursuant to Section 1.5 in respect of the conveyance by Agent to the RPA Seller of Charged-Off Receivables on such Settlement Date, (iv) all investment earnings on funds in the Designated Accounts, including in any subaccount thereof, (v) Hedge Receipts for such Settlement Date and (vi) all amounts transferred to the Collection Account and treated as Monthly Available Funds pursuant to Section 9.2 or Section 9.4.

     "Monthly Report" means a report, in substantially the form of Exhibit IX hereto (appropriately completed), furnished by the Servicer to the Agent, the Investor Agents and the Paying Agent pursuant to Section 8.5. In addition to such other information as may be included therein, each Monthly Report shall set forth the information specified in Section 1.2(c) of the Sale Agreement and the amounts to be distributed pursuant to each clause of Section 2.2(a) or Section 2.3, as applicable.

     "Monthly Report Date" means the date specified in Section 8.5(a) on which the Servicer will forward to the Agent, the Investor Agents and the Paying Agent the Monthly Report.

     "Monthly Shortfall" has the meaning specified in Section 2.2(b).

                                    Exh. I-20

     "Moody's" means Moody's Investors Service, Inc.

     "Mortgage" means a properly recorded or registered mortgage, deed of trust, or other security instrument customary in the timeshare industry in the Applicable Jurisdiction that creates a valid and enforceable first priority lien against the Fractional Interest identified therein in accordance with all applicable laws and secures the payment of all principal, interest, and other amounts owed by an Obligor.

     "Mortgage Note" means the promissory note or other instrument or agreement executed by an Obligor that evidences the indebtedness of such Obligor incurred in connection with the purchase of a Fractional Interest.

     "Net Excess Spread" means, for any Accrual Period, the total Collections in respect of Finance Charge Receivables for such Accrual Period, minus the sum of
(i) the Carrying and Servicing Costs for such Accrual Period, and (ii) the Accrued Balance of all Receivables which became Charged-Off Receivables during such Accrual Period (determined for each such Receivable immediately prior to the time such Receivable became a Charged-Off Receivable).

     "Net Excess Spread Percentage" means, for any Accrual Period, the percentage equivalent of a fraction, the numerator of which is the product of twelve and the Net Excess Spread for such Accrual Period, and the denominator of which is the average daily Outstanding Balance of all Receivables during such Accrual Period.

     "Net Receivables Balance" means the sum of Net Receivables Balance (Legacy Eagle Crest Receivables) and Net Receivables Balance (Basic Receivables) reduced by Excess Concentration Balances.

     "Net Receivables Balance (Basic Receivables)" means, at any time, the aggregate Outstanding Balance of all Eligible Receivables that are Basic Receivables at such time reduced by the Outstanding Balance of all Aged Receivables that are Basic Receivables.

     "Net Receivables Balance (Legacy Eagle Crest Receivables)" means, at any time, the aggregate Outstanding Balance of all Eligible Receivables that are Legacy Eagle Crest Receivables reduced by the Outstanding Balance of all Aged Receivables that are Legacy Eagle Crest Receivables.

     "Non-Renewing Financial Institution" has the meaning set forth in Section 2.12.

     "Non-TWRI Receivables" shall mean, as of any time, all Vacation Credit receivables originated or marketed by Eagle Crest or Running Y Resort (other than Legacy Eagle Crest Receivables) and serviced, administered and collected by TWRI, other than receivables that have been charged-off or paid in full.

                                    Exh. I-21

     "Obligations" shall have the meaning set forth in Section 2.1.

     "Obligor" means any Person obligated to make payments pursuant to a Contract.

     "Originated Receivable" means the Indebtedness and other obligations owed by an Obligor to an Originator (without giving effect to any transfer or conveyance under the Sale Agreement or the Transfer Agreement) or the RPA Seller (after giving effect to the transfers under the Sale Agreement or the Transfer Agreement) whether constituting an account, chattel paper, instrument, payment intangible or general intangible, arising under a contract and includes the obligation to pay any Finance Charges with respect thereto. Indebtedness and other rights and obligations arising from any one transaction, including Indebtedness and other rights and obligations represented by an individual invoice, shall constitute an Originated Receivable separate from an Originated Receivable consisting of the Indebtedness and other rights and obligations arising from any other transaction.

     "Originator" means each of (i) TWRI in its capacity as the RSA Seller under the Sale Agreement and (ii) each of Eagle Crest and Running Y Resort in its capacity as an RTA Seller under the Transfer Agreement.

     "Other Sellers" has the meaning set forth in Section 11.4.

     "Outstanding Balance" of any Receivable at any time means the then outstanding principal balance thereof.

     "Paying Agent" has the meaning set forth in the preamble to this Agreement.

     "Permitted Liens" means, with respect to a Fractional Interest, those ordinary and customary Adverse Claims which do not materially interfere with the value or current use of such Fractional Interest.

     "Person" means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof or other entity.

     "Pooled Commercial Paper" means Commercial Paper notes of a Conduit subject to any particular pooling arrangement by a Conduit, but excluding Commercial Paper issued by Conduit for a tenor and in an amount specifically requested by any Person in connection with any agreement effected by a Conduit.

     "Potential Amortization Event" means an event which, with the passage of time or the giving of notice, or both, would constitute an Amortization Event.

     "Pre-Upgrade Receivable" has the meaning set forth in Section 1.6 of this Agreement.

                                    Exh. I-22

     "Previous Purchase Agreement" has the meaning set forth in the recitals to this Agreement.

     "Prime Rate" means a rate per annum equal to the prime rate of interest announced from time to time by Bank One or its parent (which is not necessarily the lowest rate charged to any customer), changing when and as said prime rate changes.

     "Pro Rata Share" means, for each Financial Institution in a Group, the Commitment of such Financial Institution divided by the applicable Group Limit, adjusted as necessary to give effect to the application of the terms of Section 2.12.

     "Purchase Limit" means the sum of all Group Limits.

     "Purchase Notice" has the meaning set forth in Section 1.2.

     "Purchase Price" means, with respect to any Incremental Purchase of a Purchaser Interest, the amount paid to the RPA Seller for such Purchaser Interest which shall not exceed the least of (i) the amount requested by the RPA Seller in the applicable Purchase Notice, (ii) the excess, if any, of the Purchase Limit over the Aggregate Capital immediately prior to such proposed Incremental Purchase and (iii) the excess, if any, of the Outstanding Balance of Eligible Receivables (less the Aggregate Reserves) on the applicable purchase date over the aggregate outstanding amount of Capital determined as of the date of the most recent Monthly Report, adjusted on a pro forma basis to give effect to such proposed Incremental Purchase.

     "Purchased Hedge" means any interest rate swap, cap, option, hedge, or other derivative instrument, purchased by or on behalf of the RPA Seller, at the direction of the Agent and acceptable to the Agent, for the primary purpose of reducing the risk to the RPA Seller or to the Purchaser Interests of changes in interest rates.

     "Purchaser" means any Conduit or Financial Institution, as applicable.

     "Purchaser Interest" means, at any time, an undivided percentage ownership interest (computed as set forth below) expressed with a designated amount of Capital, selected pursuant to the terms and conditions hereof in (i) all Receivables arising prior to the time of the most recent computation or recomputation of such undivided interest, (ii) all Related Security with respect to such Receivables, and (iii) all Collections with respect to, and other proceeds of, such Receivables. Each such undivided percentage interest shall equal:

                                    Exh. I-23
where:                                       C
                                    ----------------------
                                          NRB - AR

                  C        =        the Capital of such Purchaser Interest.

                  AR       =        the Aggregate Reserves.

                  NRB      =        the Net Receivables Balance.

Such undivided percentage ownership interest shall be initially computed on its date of purchase. Thereafter, until its Amortization Date, each Purchaser Interest shall be automatically recomputed (or deemed to be recomputed) on each day prior to its Amortization Date. The variable percentage represented by any Purchaser Interest as computed ( or deemed recomputed) as of the close of the business day immediately preceding its Amortization Date shall remain constant at all times after such date.

     "Receipt" has the meaning set forth in Section 15.2 of this Agreement.

     "Receivable" means an Originated Receivable that has been identified for sale to the RPA Seller or sold to the RSA Seller or the RPA Seller, as the context may require, but shall not include any Removed Receivable from and after the date on which such Removed Receivable is repurchased by an Originator hereunder.

     "Receivable  Documents" shall mean with respect to each Receivable and each
Obligor:

     (i)  each  original   Installment   Sale  Contract  or  Mortgage  Note,  as
applicable;

     (ii) a notice of sale and assignment affixed to the Installment Sale Contract or Mortgage Note, as applicable, stating either (a) if such Installment Sale Contract or Mortgage Note was delivered to the Custodian on or before the Effective Date, stating:

     The Receivable described herein has been sold to TW Holdings III, Inc. pursuant to a Sale Agreement dated as of January 7, 2000 between Trendwest Resorts, Inc. and TW Holdings III, Inc. Undivided interests in the Receivable described have further been sold by TW Holdings III, Inc. to Bank One, NA, as Agent, pursuant to a Receivables Purchase Agreement dated as of January 7, 2000 among TW Holdings III, Inc., Trendwest Resorts, Inc., Wells Fargo Bank Minnesota, National Association, Juniper Securitization Corporation, Bank One, NA (Main Office Chicago) and the Purchasers named therein.

     or (b) otherwise, stating:

                                    Exh. I-24

The Receivable described herein has been sold to TW Holdings III, Inc. pursuant to a Receivables Sale Agreement dated as of September 28, 2001 between Trendwest Resorts, Inc. and TW Holdings III, Inc. Undivided interests in the Receivable described have further been sold by TW Holdings III, Inc., pursuant to a Receivables Purchase Agreement dated as of September 28, 2001.

     (iii) to the extent such has been executed by the applicable Originator, an original of each guarantee, assumption, modification or substitution agreement, if any, which relates to the related Receivable (or copy thereof certified by an officer of the applicable Originator to be a true and correct copy);

     (iv) if such Receivable is a Fractional Interest Receivable, each original of the related Mortgage and FI Assignment Documents, the related Acceptable Title Policy and a copy of the related deed; and

     (v) to the extent such are in the possession of the applicable Originator prior to the transfer of the related to the Receivable to the Custodian, copies of all other Receivable Files related to such Receivable.

     "Receivable   Files"  shall  mean  the   documents  and  other  papers  and
computerized records customarily maintained by the Servicer in servicing receivables comparable to the Receivables.

     "Records" means, with respect to any Receivable, all Contracts, other Receivable Documents and other documents, books, records and other information (including computer programs, tapes, disks, punch cards, data processing software and related property and rights) relating to such Receivable, any Related Security therefor and the related Obligor.

     "Reduction Percentage" means, for any Purchaser Interest acquired by the Financial Institutions from Conduit for less than the Capital of such Purchaser Interest, a percentage equal to a fraction the numerator of which is the Conduit Transfer Price Reduction for such Purchaser Interest and the denominator of which is the Capital of such Purchaser Interest.

     "Reference Bank" means Bank One or such other bank as the Agent shall designate with the consent of the RPA Seller.

     "Related Security" means, with respect to any Receivable:

     (a) all security interests, liens and Mortgages, and the property subject thereto from time to time, if any, purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all financing statements and security agreements describing any collateral securing such Receivable,

                                    Exh. I-25

     (b) all guaranties, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the Contract related to such Receivable or otherwise,

     (c) all service contracts and other contracts and agreements associated with such Receivable,

     (d) all Records related to such Receivable,

     (e) all of the RPA Seller's right, title and interest in, to and under the Sale Agreement in respect of such Receivable, and

     (f) all income and proceeds of any of the foregoing.

     "Released Receivable" shall mean any Receivable which (i) is a Defaulted Receivable or a Charged-Off Receivable for which the RPA Seller has paid the consideration specified in Section 1.5, (ii) is a Pre-Upgrade Receivable in respect of which an Upgrade has occurred and the Upgrade Receivable has been assigned in accordance with Section 1.6, (iii) is a Diluted Receivable in respect of which all Deemed Collections have been paid in accordance with
Section 2.11, (iv) is a Charged-off Receivable or a Defaulted Receivable with respect to which the Timeshare Interests have become Repossessed Timeshare Interests and have been repurchased pursuant to Section 1.5(a)(y) or (v) has been paid in full.

     "Removed Receivable" means any Receivable conveyed to the RPA Seller from the RSA Seller pursuant to Section 1.1 of the Sale Agreement but subsequently repurchased or substituted for pursuant to Section 1.5 or otherwise reconveyed from the RPA Seller to the RSA Seller.

     "Repossessed Timeshare Interests" means, with respect to a Charged-off Receivable or a Defaulted Receivable, the related Timeshare Interests which have been repossessed from or returned by the Obligor on such Receivable (whether through foreclosure, repossession, deed in lieu of foreclosure, or other means).

     "Required   Financial   Institutions"   means,   at  any  time,   Financial
Institutions with Commitments in excess of 66-2/3% of the aggregate Commitments.

     "Required Notice Period" means two days.

     "Reserve Account" has the meaning set forth in Section 2.8 of this Agreement.

     "Reserve Fund Required Amount" shall mean, as of any date, an amount equal to 2.0% of the Aggregate Capital outstanding on such date.

                                    Exh. I-26

     "Resort" means an FI Resort or a VC Resort, as applicable.

     "Resorts and Units" means, collectively, FI Resorts, FI Units, VC Resorts and VC Units.

     "Revolving Period Termination Date" means September 26, 2002, or as extended upon written notice from the Agent, on behalf of the Purchasers, to the RPA Seller.

     "RPA Seller" has the meaning set forth in the preamble to this Agreement.

     "RSA Purchase Date" means (i) a date that is a "Purchase Date" under the Sale Agreement and (ii) any date on which the RPA Seller acquires any Upgrade Receivable pursuant to the Sale Agreement.

     "RSA Seller" means TWRI in its capacity as the Seller under the Sale Agreement.

     "RSA Year" means a one-year period, measured from and including January 7, 2000, or the anniversary of such date, as applicable.

     "RTA Purchase Date" means a date that is the "RTA Effective Date" under the Transfer Agreement.

     "RTA Seller" means each of Eagle Crest and Running Y Resort, each in its capacity as transferor under the Transfer Agreement.

     "Running Y Resort" means Running Y Resort, Inc., an Oregon corporation.

     "S&P" means Standard & Poor's Ratings Services.

     "Sale Agreement" means that certain Receivables Sale Agreement, dated as of the date hereof, between the Originator and the RPA Seller.

     "Schedule of Exceptions" has the meaning set forth in Section 15.1(d) of this Agreement.

     "Schedule of Receivables" has the meaning set forth in Section 1.1 of the Sale Agreement.

     "Seller" means each of the RPA Seller, the RTA Seller and the RSA Seller.

     "Serviced Receivables" shall mean, as of any time, all right to use timeshare, Fractional Interests or Vacation Credit receivables originated or serviced by or on behalf of any Originator other than receivables that have been paid in full or charged off and including the

                                    Exh. I-27

Receivables.

     "Servicer"  means at any time the  Person  (which  may be the  Agent)  then
authorized  pursuant  to  Article  VIII  to  service,   administer  and  collect
Receivables.

     "Settlement Date" means (A) the 20th day of each month (or, if such day is not a Business Day, then the next Business Day), and (B) the last day of the relevant Tranche Period in respect of each Purchaser Interest of the Financial Institutions.

     "Settlement Period" means (A) in respect of each Purchaser Interest of Conduit, the immediately preceding Accrual Period, and (B) in respect of each Purchaser Interest of the Financial Institutions, the entire Tranche Period of such Purchaser Interest.

     "Subsidiary" of a Person means (i) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or
(ii) any partnership, association, limited liability company, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a "Subsidiary" shall mean a Subsidiary of TWRI.

     "Subservicer" means Concord or any other Person appointed by TWRI to administer, service and collect the Legacy Eagle Crest Receivables.

     "Successor Servicer Fee" shall mean, at any time, that TWRI or one of its Affiliates is not then active as the Servicer, the fees and other amounts required to provide reasonable compensation to the Servicer in connection with servicing, administering and collecting the Receivables, which fees and other amounts shall have been agreed upon by Agent and such Servicer.

     "Term Offering" has the meaning set forth in Section 2.10(c)(ii)(C).

     "Terminating Conduit" shall have the meaning given to it in Section 2.12.

     "Terminating Financial Institution" has the meaning set forth in Section 2.12.

     "Terminating   Purchaser"  means  a  Terminating   Conduit  or  Terminating
Financial Institution, as applicable.

     "Terminating Tranche" has the meaning set forth in Section 4.3(b).

     "Three-Month Average Consolidated Charge-Off Ratio" means, as at the end of any Accrual Period, the average of the Consolidated Charge-off Ratios for such Accrual Period and each of the two immediately preceding Accrual Periods.

                                    Exh. I-28

     "Three-Month Average Consolidated Delinquency Ratio" means, as at the end of any Accrual Period, the average of the Consolidated Delinquency Ratio for such Accrual Period and each of the two immediately preceding Accrual Periods.

     "Three-Month Average Consolidated Default Ratio" means, as at the end of for any Accrual Period, the average of the Consolidated Default Ratios for such Accrual Period and each of the two immediately preceding Accrual Periods.

     "Three-Month Average Charge-Off Ratio" means, as at the end of any Accrual Period, the average of the Charge-Off Ratios for such Accrual Period and each of the two immediately preceding Accrual Periods.

     "Three-Month Average Delinquency Ratio" means, as at the end of any Accrual Period, the average of the Delinquency Ratio for such Accrual Period and each of the two immediately preceding Accrual Periods.

     "Three-Month Average Default Ratio" means, as at the end of any Accrual Period, the average of the Default Ratios for such Accrual Period and each of the two immediately preceding Accrual Periods.

     "Timeshare   Interests"  means  each  of  Vacation  Credits  or  Fractional
Interests or, with the consent of the Investor Agents, other Vacation Club ownership interests, as applicable.

     "Tranche Period" means, with respect to any Purchaser Interest held by a Financial Institution:

     (a) if Yield for such Purchaser Interest is calculated on the basis of the LIBO Rate, a period of one, two, three or six months, or such other period as may be mutually agreeable to the applicable Investor Agent and the RPA Seller, commencing on a Business Day selected by the RPA Seller or the Agent pursuant to this Agreement. Such Tranche Period shall end on the day in the applicable succeeding calendar month which corresponds numerically to the beginning day of such Tranche Period, provided, however, that if there is no such numerically corresponding day in such succeeding month, such Tranche Period shall end on the last Business Day of such succeeding month; or

     (b) if Yield for such Purchaser Interest is calculated on the basis of the Prime Rate, a period commencing on a Business Day selected by the RPA Seller and agreed to by the applicable Investor Agent, provided no such period shall exceed one month.

If any Tranche Period would end on a day which is not a Business Day, such Tranche Period shall end on the next succeeding Business Day, provided, however, that in the case of Tranche Periods corresponding to the LIBO Rate, if such next succeeding Business Day falls in a new month, such Tranche Period shall end on the immediately preceding Business Day. In the case of any Tranche

                                    Exh. I-29

Period for any Purchaser Interest of which commences before the Amortization Date and would otherwise end on a date occurring after the Amortization Date, such Tranche Period shall end on the Amortization Date. The duration of each Tranche Period which commences after the Amortization Date shall be of such duration as selected by the Agent.

     "Transaction Documents" means, collectively, this Agreement, each Purchase Notice, the Sale Agreement, each Liquidity Agreement, each Collection Account Agreement, each Fee Letter, the Subordinated Note (as defined in the Sale Agreement), the FI Assignment Documents, and all other instruments, documents and agreements executed and delivered in connection herewith.

     "Transfer Agreement" means that certain Receivable Transfer Agreement dated as of the date hereof among Eagle Crest, Running Y Resort and TWRI.

     "Trendwest Parties" has the meaning set forth in the preamble to this Agreement.

     "TWRI" shall have the meaning it is given in the preamble.

     "UCC" means the Uniform Commercial Code as from time to time in effect in the specified jurisdiction.

     "Unit" means an apartment, condominium unit, or other structure that is affixed to real property and designed and available, pursuant to applicable law, for use and occupancy as a vacation residence by one (1) or more individuals, together with all related Common Elements, if any, and Common Furnishings, if any, easements, and other appurtenances thereto.

     "Undocumented Receivable" means any Fractional Interest Receivable as to which all actions and deliveries specified in Section 7.1(j) have not occurred by the related Undocumented Receivable Date.

     "Undocumented Receivable Date" shall mean, with respect to a Fractional Interest Receivable, the date which is 90 days after the date on which such Receivable was originated.

     "Unrecorded   Document"  means,  with  respect  to  a  Fractional  Interest
Receivable on any date, each document described in Section 7.1(n) which has not at such date been recorded or registered in the Applicable Jurisdiction.

     "Upgrade" means the cancellation of an existing Contract (other than a Contract with respect to Fractional Interests) and entry into a new, 84-month Contract by an Obligor, WorldMark and an Originator, pursuant to which the Obligor purchases additional Vacation Credits.

     "Upgrade Contract" means the new Contract entered into by an Obligor, TWRI and WorldMark related to an Upgrade by such Obligor.


                                    Exh. I-30

     "Upgrade Receivable" has the meaning set forth in Section 1.6 of this Agreement.

     "Vacation Club" means each of WorldMark and Eagle Crest Club. References herein to a Vacation Club being "related" to an Originator shall be construed as follows: (i) WorldMark is "related" (a) to TWRI with respect to all Receivables originated by TWRI and (b) to Running Y and Eagle Crest with respect to Receivables originated by Running Y and Eagle Crest on and after the effectiveness of the Eagle Crest Acquisition; and (ii) Eagle Crest Club is
"related" to Eagle Crest and Running Y with respect to all Receivables originated by Eagle Crest or Running Y before the effectiveness of the Eagle Crest Acquisition.

     "VC Resorts" means those properties owned in fee simple by WorldMark or in which WorldMark has a valid leasehold interest, which an Obligor who is a Vacation Credit owner has limited rights to use under the terms of an Installment Sale Contract between an Originator, WorldMark and such Obligor as more fully described in the Applicable Declaration and other Applicable Timeshare Documents. This definition includes all VC Resorts in existence as of the date of this Agreement or which come into existence during the term of this Agreement. To the extent that a particular property has both VC Units and FI Units, it shall constitute a VC Resort to the extent of the VC Units and an FI Resort to the extent of the FI Units.

     "VC Units" means Units that are designated for use by owners of Vacation Credits.

     "Vacation Credits" means ownership interests in WorldMark that entitle the owner to use VC Resorts.

     "WorldMark" means WorldMark, The Club, a California not-for-profit mutual benefit corporation.

     "Yield" means for each respective Tranche Period relating to a Purchaser Interest held by a Financial Institution, an amount equal to the product of the applicable Discount Rate for each Purchaser Interest multiplied by the Capital of such Purchaser Interest for each day elapsed during such Tranche Period, annualized on a 360 day basis.

     All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the UCC in the State of Illinois, and not specifically defined herein, are used herein as defined in such Article 9.

                                    Exh. I-31

                                   EXHIBIT II

                             FORM OF PURCHASE NOTICE

                                     [Date]

Bank One, NA (Main Office Chicago), as Agent for the Purchasers parties and as Investor Agent for the Purchasers in its Group

Suite 0079, 1-21
1 Bank One Plaza
Chicago, Illinois 60670
Attention:   Asset Backed Finance

Fleet Securities, Inc.
         as Investor Agent for the Purchasers in its Group

100 Federal Street
Boston, MA 02110
Attn:  David Ruote

                           Re:   Purchase Notice

Ladies and Gentlemen:

     The undersigned refers to that certain Receivables Purchase Agreement, dated as of September 28, 2001(the "Receivables Purchase Agreement," the terms defined therein being used herein as therein defined), among (a) TW Holdings III, Inc., a Delaware corporation ("RPA Seller"); (b) Trendwest Resorts, Inc., an Oregon corporation, as initial Servicer; (c) Wells Fargo Bank Minnesota, National Association, as Custodian; (d) the Financial Institutions party thereto; (e) Jupiter Securitization Corporation, a Delaware corporation and Blue Keel Funding, LLC, a Delaware limited liability company, as Conduits; (f) Fleet Securities, Inc., as an Investor Agent; (g) Bank One Trust Company, NA, as Paying Agent and (h) Bank One, NA (Main Office Chicago) as Agent and as an Investor Agent, and hereby gives you notice, irrevocably, pursuant to Section
1.2 of the Receivables Purchase Agreement, that the undersigned hereby requests an Incremental Purchase under the Receivables Purchase Agreement, and in that connection sets forth below the information relating to such Incremental Purchase ("Proposed Purchase") as required by Section 1.2 of the Receivables Purchase Agreement:

     (i) The Business Day of the Proposed Purchase is [insert purchase date], which date is at least two (2) Business Days after the date hereof.

     (ii) (A) The requested Purchase Price in respect of the portion of the

                                    Exh. II-1

     Proposed Purchase by Jupiter or its related Financial Institutions is $___________.

     (B) The requested Purchase Price in respect of the portion of the Proposed Purchase by Blue Keel or its related Financial Institution is $________.

     (iii) (A) If a the Proposed Purchase to be funded by the Financial Institutions in Jupiter's Group, the requested Discount Rate is __________ and the requested Tranche Period is __________.

     (B) If the Proposed Purchase is to be funded by the Financial Institutions in Blue Keel's Group, the requested Discount Rate is ___________ and the requested Tranche Period is _____________.

     (iv) Attached hereto is each Schedule of Receivables for any Receivables either being sold under the Sale Agreement on the date of such Incremental Purchase or which were sold under the Sale Agreement since the date of the preceding Incremental Purchase. Each such Schedule of Receivables includes the applicable RSA Purchase Date.

     (v) Payment of the Purchase Price should be made to the following  account:
Bank of America, NA - Seattle, WA ABA No. 125000024 Account No: 68617018 Account
Name: Trendwest Resorts Concentration Account.

     The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Purchase (before and after giving effect to the Proposed Purchase):

     (a) the  representations  and  warranties of the  undersigned  set forth in
Section 5.1 of the Receivables Purchase Agreement are true and correct on and as of the date of such Proposed Purchase as though made on and as of such date;

     (b) the Facility Termination Date shall not have occurred, the aggregate Capital of all Purchaser Interests shall not exceed the Purchase Limit and the aggregate Purchaser Interests shall not exceed 100%; and

     (c) no event has occurred and is continuing, or would result from such Proposed Purchase, that will constitute an Amortization Event, Potential Amortization Event or Excess Aged Receivables Event.

     The undersigned hereby certifies that the following statements will be true on the date

                                    Exh. II-2
of the Proposed Purchase (after giving effect to the Proposed Purchase) (or that, if such statements are not true, then the RPA Seller will not complete the Proposed Purchase):

     (i) all actions and conditions specified in Article XV of the Receivables Purchase Agreement which are to be taken or satisfied on or prior to the date of a Proposed Purchase shall have been fully performed or satisfied; and

     (ii) the amount of funds in the Reserve Account shall equal at least the Reserve Fund Required Amount.

                                    Very truly yours,

                                    TW HOLDINGS III, INC.


                                    By:________________________________
                                    Name:
                                    Title:







                                    Exh. II-3

                                   EXHIBIT III

                    PLACES OF BUSINESS OF THE SELLER PARTIES;
                              LOCATIONS OF RECORDS;
                     FEDERAL EMPLOYER IDENTIFICATION NUMBER

Place of Business:

         TW Holdings III, Inc.
         9805 Willows Road
         Redmond, WA 98052
         (425) 498-2544
         (425) 498-3053 fax

         Trendwest Resorts, Inc.
         9805 Willows Road
         Redmond, WA 98052
         (425) 498-2500
         (425) 498-3053 fax

Location of Records:

         9805 Willows Road
         Redmond, WA 98052
         (425) 498-2500
         (425) 498-3053 fax

Federal Employer Identification Number:

         Trendwest Resorts Inc.:            93-1004403
         TW Holdings III, Inc.:             91-2014178



                                   Exh. III-1

                                   EXHIBIT IV

                            FORM OF SELLER DIRECTION


                             TW Holdings, III, Inc.

                              RPA Seller Direction

Bank One, NA (Main Office Chicago),
         as Agent
Asset Backed Finance
Suite 0079, 1-19
1 Bank One Plaza
Chicago, Illinois  60670-0019


Ladies and Gentlemen:

     Pursuant to the provisions of Section 2.10(c) of the Receivables Purchase Agreement, dated as of September 28, 2001(the "Receivables Purchase Agreement," the terms defined therein being used herein as therein defined), among (a) TW Holdings III, Inc., a Delaware corporation ("RPA Seller"); (b) Trendwest Resorts, Inc., an Oregon corporation, as initial Servicer; (c) Wells Fargo Bank Minnesota, National Association, as Custodian; (d) the Financial Institutions party thereto; (e) Jupiter Securitization Corporation, a Delaware corporation and Blue Keel Funding, LLC, a Delaware limited liability company, as Conduits;
(f) Fleet Securities, Inc., as an Investor Agent; (g) Bank One Trust Company, NA, as Paying Agent and (h) Bank One, NA (Main Office Chicago) as Agent and as an Investor Agent, you are hereby requested to release the Receivables listed on Schedule A hereto in exchange for $_______. The undersigned hereby certifies that (i) the amount set forth in the previous sentence equals the sum of the Outstanding Balances of the Receivables listed in Schedule A plus all accrued and unpaid interest thereon and (ii) in choosing the Receivables to be released, the RPA Seller has not used a selection process that identified any of the Receivables being released as any more desirable than the Receivables retained by the Agent on behalf of the Purchasers.

     IN WITNESS WHEREOF, the undersigned has executed this direction this ___ day of ______________, ___.

                                  TW HOLDINGS III, INC.

                                  By: __________________________
                                        Name:
                                        Title:

                                    Exh. IV-1

                         SCHEDULE A TO SELLER DIRECTION

                             SCHEDULE OF RECEIVABLES










                                    Exh. IV-2

                                    EXHIBIT V

                         FORM OF COMPLIANCE CERTIFICATE

To:  Bank One, NA (Main Office Chicago), as Agent

     This Compliance Certificate is furnished pursuant to that certain Receivables Purchase Agreement, dated as of September 28, 2001(the "Receivables Purchase Agreement," the terms defined therein being used herein as therein defined), among (a) TW Holdings III, Inc., a Delaware corporation ("RPA Seller"); (b) Trendwest Resorts, Inc., an Oregon corporation, as initial
Servicer;  (c) Wells Fargo Bank Minnesota,  National Association,  as Custodian;
(d) the Financial Institutions party thereto; (e) Jupiter Securitization Corporation, a Delaware corporation and Blue Keel Funding, LLC, a Delaware limited liability company, as Conduits; (f) Fleet Securities, Inc., as an Investor Agent; (g) Bank One Trust Company, NA, as paying agent to the extent described herein (the "Paying Agent") and (h) Bank One, NA (Main Office Chicago) as agent for the Purchasers hereunder or any successor agent hereunder (together with its successors and assigns hereunder, the "Agent"), as an Investor Agent and as a Financial Institution, (the "Agreement").

     THE UNDERSIGNED HEREBY CERTIFIES THAT:

     1. I am the duly elected _______________ of the RPA Seller.

     2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the RPA Seller and its Subsidiaries during the accounting period covered by the attached financial statements.

     3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes an Amortization Event, Potential Amortization Event, Hedge Accumulation Event or Excess Aged Receivables Event, as each such term is defined under the Agreement, during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth in paragraph 5 below.

     4. Schedule I attached hereto sets forth financial data and computations evidencing the compliance with certain covenants of the Agreement, all of which data and computations are true, complete and correct.

     5. Exhibit I attached hereto is a copy of the most recent compliance certificate delivered in connection with the Credit Agreement.

     5. Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the RPA Seller has taken, is taking, or proposes to take with respect to each such condition or event:

                                    Exh. V-1

     The foregoing  certifications,  together with the computations set forth in
Schedule I hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this __ day of ____________, __ .

                                 TRENDWEST RESORTS, INC.


                                 By:__________________________________
                                 Name:
                                 Title:





                                    Exh. V-2

                         SCHEDULE I TO COMPLIANCE REPORT


     A. Schedule of Compliance as of __________, ____ with Section ___ of the Agreement. Unless otherwise defined herein, the terms used in this Compliance Certificate have the meanings ascribed thereto in the Agreement.

     This schedule relates to the month ended:______________














                                    Exh. V-3

                                   EXHIBIT VI

                          FORM OF ASSIGNMENT AGREEMENT


                  THIS ASSIGNMENT AGREEMENT is entered into as of the ___ day of ____________, ____, by and between________________________________ ("RPA
   Seller") and _____________________________________________ ("Purchaser").

     PRELIMINARY STATEMENTS

     A. This Assignment Agreement is being executed and delivered in accordance with Section 13(b) of that certain Amended and Restated Receivables Purchase Agreement dated as of September 28, 2001(the "Receivables Purchase Agreement," the terms defined therein being used herein as therein defined), among (a) TW Holdings III, Inc., a Delaware corporation ("RPA Seller"); (b) Trendwest Resorts, Inc., an Oregon corporation, as initial Servicer; (c) Wells Fargo Bank Minnesota, National Association, as Custodian; (d) the Financial Institutions party thereto; (e) Jupiter Securitization Corporation, a Delaware corporation and Blue Keel Funding, LLC, a Delaware limited liability company, as Conduits;
(f) Fleet Securities, Inc., as an Investor Agent; (g) Bank One Trust Company, NA, as Paying Agent and (h) Bank One, NA (Main Office Chicago) as Agent and as an Investor Agent, (as amended, modified or restated from time to time) the "Purchase Agreement"). Capitalized terms used and not otherwise defined herein are used with the meanings set forth or incorporated by reference in the Purchase Agreement.

     B.  The  RPA  Seller  is a  Financial  Institution  party  to the  Purchase
Agreement,   and  the  Purchaser  wishes  to  become  a  Financial   Institution
thereunder; and

     C. The RPA Seller is selling and assigning to the Purchaser an undivided ____________% (the "Transferred Percentage") interest in all of the RPA Seller's rights and obligations under the Purchase Agreement and the Transaction Documents, including the RPA Seller's Commitment and (if applicable) the Capital of the RPA Seller's Purchaser Interests as set forth herein;

     The parties hereto hereby agree as follows:

     1. This sale, transfer and assignment effected by this Assignment Agreement shall become effective (the "Effective Date") two (2) Business Days (or such other date selected by the Agent in its sole discretion) following the date on which a notice substantially in the form of Schedule II to this Assignment Agreement ("Effective Notice") is delivered by the Agent to Conduit, the RPA Seller and the Purchaser. From and after the Effective Date, the Purchaser shall be a Financial Institution party to the Purchase Agreement for all purposes thereof as if the Purchaser were an original party thereto and the Purchaser agrees to be bound by all of the terms and provisions contained therein.



                                    Exh. VI-1

     2. If the RPA Seller has no outstanding Capital under the Purchase Agreement, on the Effective Date, the RPA Seller shall be deemed to have hereby transferred and assigned to the Purchaser, without recourse, representation or warranty (except as provided in paragraph 6 below), and the Purchaser shall be deemed to have hereby irrevocably taken, received and assumed from the RPA Seller, the Transferred Percentage of the RPA Seller's Commitment and all rights and obligations associated therewith under the terms of the Purchase Agreement, including the Transferred Percentage of the RPA Seller's future funding obligations under Section 4.1 of the Purchase Agreement.

     3. If the RPA Seller has any outstanding Capital under the Purchase Agreement, at or before 12:00 noon, local time of the RPA Seller, on the Effective Date the Purchaser shall pay to the RPA Seller, in immediately available funds, an amount equal to the sum of (i) the Transferred Percentage of the outstanding Capital of the RPA Seller's Purchaser Interests (such amount, being hereinafter referred to as the "Purchaser's Capital"); (ii) all accrued but unpaid (whether or not then due) Yield attributable to the Purchaser's Capital; and (iii) accruing but unpaid fees and other costs and expenses payable in respect of the Purchaser's Capital for the period commencing upon each date such unpaid amounts commence accruing, to and including the Effective Date (the "Purchaser's Acquisition Cost");

whereupon, the RPA Seller shall be deemed to have sold, transferred and assigned to the Purchaser, without recourse, representation or warranty (except as provided in paragraph 6 below), and the Purchaser shall be deemed to have hereby irrevocably taken, received and assumed from the RPA Seller, the Transferred Percentage of the RPA Seller's Commitment and the Capital of the RPA Seller's Purchaser Interests (if applicable) and all related rights and obligations under the Purchase Agreement and the Transaction Documents, including the Transferred Percentage of the RPA Seller's future funding obligations under Section 4.1 of the Purchase Agreement.

     4. Concurrently with the execution and delivery hereof, the RPA Seller will provide to the Purchaser copies of all documents requested by the Purchaser which were delivered to such RPA Seller pursuant to the Purchase Agreement.

     5. Each of the parties to this Assignment Agreement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Assignment Agreement.

     6. By executing and delivering this Assignment Agreement, the RPA Seller and the Purchaser confirm to and agree with each other, the Agent and the Financial Institutions as follows: (a) other than the representation and warranty that it has not created any Adverse Claim upon any interest being transferred hereunder, the RPA Seller makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made by any other Person in or in connection with the Purchase Agreement or the Transaction Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Purchaser,

                                    Exh. VI-2
the Purchase Agreement or any other instrument or document furnished pursuant thereto or the perfection, priority, condition, value or sufficiency of any collateral; (b) the RPA Seller makes no representation or warranty and assumes no responsibility with respect to the financial condition of the RPA Seller, any Obligor, or any RPA Seller Affiliate or the performance or observance by the RPA Seller, any Obligor, or any RPA Seller Affiliate of any of their respective obligations under the Transaction Documents or any other instrument or document furnished pursuant thereto or in connection therewith; (c) the Purchaser confirms that it has received a copy of the Transaction Documents, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement; (d) the Purchaser will, independently and without reliance upon the Agent, Conduit, the RPA Seller or any other Financial Institution or Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Purchase Agreement and the Transaction Documents; (e) the Purchaser appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Transaction Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto;
(f) the Purchaser appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Transaction Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (g) the Purchaser agrees that it will perform in accordance with their terms all of the obligations which, by the terms of the Purchase Agreement and the Transaction Documents, are required to be performed by it as a Financial Institution or, when applicable, as a Purchaser.

     7. Each party hereto represents and warrants to and agrees with the Agent that it is aware of and will comply with the provisions of the Purchase Agreement, including Sections 4.1, 14.1 and 16.6 thereof.

     8. Schedule I hereto sets forth the revised Commitment of the RPA Seller and the Commitment of the Purchaser, as well as administrative information with respect to the Purchaser.

     9. THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS.

     10. The Purchaser hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all senior Indebtedness for borrowed money of Conduit, it will not institute against, or join any other Person in instituting against, Conduit any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.


                                    Exh. VI-3

     IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be executed by their respective duly authorized officers of the date hereof.


                  By:  _______________________________

                     Title:   ____________________________



                  By: ________________________________

                     Title: _____________________________










                                    Exh. VI-4

                       SCHEDULE I TO ASSIGNMENT AGREEMENT


                       LIST OF LENDING OFFICES, ADDRESSES
                       FOR NOTICES AND COMMITMENT AMOUNTS


Date: _______________, ____


Transferred Percentage:             ________%



                A-1         A-2            B-1            B-2
                ---         ---            ---            ---
                                           Outstanding
             Commitment      Commitment    Capital        Ratable
RPA Seller   [existing]     [revised]      (if any)       Share
----------   ----------     ---------      --------       -----





               A-1                           B-1            B-2
                                             Outstanding
              Commitment                     Capital        Ratable
Purchaser     [initial]                      (if any)       Share





Address for Notices

Attention:
Phone:
Fax:



                                    Exh. VI-5

                       SCHEDULE II TO ASSIGNMENT AGREEMENT

                                EFFECTIVE NOTICE


TO
         ------------------------
         ------------------------
         ------------------------

TO:
         ------------------------
         ------------------------
         ------------------------

     The undersigned, as Agent under the Receivables Purchase Agreement dated as of September 28, 2001by and among (a) TW Holdings III, Inc., a Delaware corporation ("RPA Seller"); (b) Trendwest Resorts, Inc., an Oregon corporation, as initial Servicer; (c) Wells Fargo Bank Minnesota, National Association, as Custodian; (d) the Financial Institutions party thereto; (e) Jupiter Securitization Corporation, a Delaware corporation and Blue Keel Funding, LLC, a Delaware limited liability company, as Conduits; (f) Fleet Securities, Inc., as an Investor Agent; (g) Bank One Trust Company, NA, as Paying Agent and (h) Bank One, NA (Main Office Chicago) as Agent and as an Investor Agent and as a Financial Institution, hereby acknowledges receipt of executed counterparts of a completed Assignment Agreement dated as of ____________, ____ between __________________, as the RPA Seller, and __________________, as Purchaser.
Terms defined in such Assignment Agreement are used herein as therein defined.

     1. Pursuant to such Assignment Agreement, you are advised that the Effective Date will be ______________, ____.

     2.  Conduit  hereby  consents to the  Assignment  Agreement  as required by
Section 12.1(b) of the Purchase Agreement.

     3. Pursuant to such Assignment Agreement, the Purchaser is required to pay $____________ to the RPA Seller at or before 12:00 noon (local time of the RPA Seller) on the Effective Date in immediately available funds.

                                Very truly yours,

                                 BANK ONE, NA, individually and as Agent


                                 By: _____________________________
                                  Title: _________________________



                                    Exh. VI-6

                                  JUPITER SECURITIZATION
                                   CORPORATION


                                   By: _____________________________
                                       Authorized Signatory















                                    Exh. VI-7

                                   EXHIBIT VII

                          CREDIT AND COLLECTION POLICY










                                   Exh. VII-1

                                  EXHIBIT VIII

                       FORMS OF INSTALLMENT SALE CONTRACTS















                                   Exh. VIII-1

                                   EXHIBIT IX

                             FORM OF MONTHLY REPORT













                                    Exh. IX-1

                                    EXHIBIT X

                           FORM OF REQUEST FOR RELEASE

Wells Fargo Bank Minnesota,
National Association
MAC N 9311-161
Minneapolis, Minnesota 55479
Attn:    Corporate Trust Services,
         Asset Backed Administration

   Re:Receivables Purchase Agreement dated as of September 28, 2001, among (a) TW Holdings III, Inc., a Delaware corporation ("RPA
      Seller"); (b) Trendwest Resorts, Inc., an Oregon corporation, as initial Servicer; (c) Wells Fargo Bank Minnesota, National Association, as Custodian; (d) the Financial Institutions party thereto; (e) Jupiter Securitization Corporation, a Delaware corporation and Blue Keel Funding, LLC, a Delaware limited liability company, as Conduits; (f) Fleet Securities, Inc., as an Investor Agent; (g) Bank One Trust Company, NA, as Paying Agent and (h) Bank One, NA (Main Office
      Chicago) as Agent and as an Investor Agent and as a Financial Institution, (the "RPA")

     Pursuant to Sections 2.10 and 15.3(d) of the above-referenced RPA, in connection with the Receivables indicated on Schedule A hereto, we request the release of the related Receivable Documents [specify documents] for the reason indicated below. Capitalized terms used but not defined herein shall have the meanings given them in "Definitions" attached as Exhibit I to the RPA.

Purchase Number:

Reason for Requesting Release (check all that apply)

___ 1.         Liquidation
___ 2.         Breach of representation and warranty
___ 3.         Missing Receivable Documents
___ 4.         Failure to file financing statements
___ 5.         Cease to be an Eligible Receivable
___ 6.         Paid in Full
___ 7.         Upgrade

                                BANK ONE, NA(Main Office Chicago),


                               By:___________________________
                                  Name:
                                  Title:
Release consented to:
[PURCHASERS]

By:      __________________________
         Name:
         Title:
                                    Exh. X-1

                                   EXHIBIT XI

                                 FORM OF RECEIPT

RECEIPT NO.[Date]

Re: Amended and Restated Receivables Purchase Agreement dated as of September 28, 2001, among (a) TW Holdings III, Inc., a Delaware corporation ("RPA Seller"); (b) Trendwest Resorts, Inc., an Oregon corporation, as initial Servicer; (c) Wells Fargo Bank Minnesota, National Association, as Custodian; (d) the Financial Institutions party thereto; (e) Jupiter Securitization Corporation, a Delaware corporation and Blue Keel Funding, LLC, a Delaware limited liability company, as Conduits; (f) Fleet Securities, Inc., as an Investor Agent; (g) Bank One Trust Company, NA, as Paying Agent and (h) Bank One, NA (Main Office Chicago) as Agent and as an Investor Agent and as a Financial Institution (the "RPA")

Ladies and Gentlemen:

     In accordance with the provisions of Section 15.2 of the above-referenced the RPA, the undersigned, as Custodian, hereby certifies that as to each Receivable described in the Schedule of Receivables, a copy of which is attached hereto, it has reviewed each Receivable Document and has determined that (i) all documents required to be delivered to it pursuant to the RPA are in its possession, and (ii) based on its examination of the foregoing documents, such documents appear regular on their face and relate to the appropriate Receivable and none of the Receivable Documents contains evidence of any claims, liens, security interests or encumbrances (other than the lien of the Agent).

     The Custodian hereby confirms that it is holding each such Receivable Document as agent and bailee of the Agent, as agent for the Purchasers, pursuant to the terms of the RPA. The Custodian hereby confirms it will act in accordance with the standard of care standard provided in the RPA and under no circumstances shall the Custodian (i) deliver possession of any Receivable Document to the RPA Seller or any other Person, or (ii) take any directions with respect to any Receivable Documents from the Borrower or any other Person, without the express written consent of the Agent.

                                     WELLS FARGO BANK MINNESOTA,
                                     NATIONAL ASSOCIATION,
                                     as Custodian


                                     By:      __________________________
                                     Name:
                                     Title:


                                    Exh. XI-1

                              SCHEDULE A TO RECEIPT

                             SCHEDULE OF RECEIVABLES










                                    Exh. XI-2

                                   EXHIBIT XII

                                 ACCOUNT NUMBERS

Account                    Bank Name and Address               Account Number

Clearing Account           Key Bank, National Association      479681015661
                           Mail Code WA31180512
                           P.O. Box 90027
                           Bellevue, Washington 98009-9027

Collection Account         Bank One, NA (Main Office Chicago)  0400045000
                           1 Bank One Plaza
                           Chicago, Illinois  60670-0019

Reserve Account            Bank One, NA (Main Office Chicago)  0400045001
                           1 Bank One Plaza
                           Chicago, Illinois  60670-0019

Hedge Account              Bank One, NA (Main Office Chicago)  0400045002
                           1 Bank One Plaza
                           Chicago, Illinois  60670-0019

Concord Account            _______________________             ___________






                                   Exh. XII-1

                                  EXHIBIT XIII

                           SCHEDULE OF CUSTODIAN FEES

     The following fees are contained in the letter agreement dated December 15, 2000, by and among Wells Fargo Bank Minnesota, National Association, and the Servicer, and are subject to the terms and conditions thereof.

 I.       Acceptance Fee                                                Waived
          Includes document review, account set-up and all initial services; a one-time fee.

 II.      Deposit and Certification of Loan Files                       $1.65
          Per file, includes inventory and review of documents in file and reinstatements of released and rejected files.

 III.     Annual Safekeeping Fee                                        $1.10
          Per file; billed monthly.

 IV.      Final/Trailing Documents                                      $0.50
          Per occurrence; includes filing of documents in the file.

 V.       Release Requests/Rejected Release Requests                    $1.65
          Per occurrence; 48 hour turnaround time, excludes shipping.

 VI.      Inter-filing Fee                                              Waived

              Per file; assumed the receipt of loan files in loan number order.

 VII.     Attorney's Fees                                               At cost

                                   Exh. XIII-1

                                   EXHIBIT XIV

                           FORM(S) OF MORTGAGE NOTE(S)












                                   Exh. XIV-1

                                   EXHIBIT XV

                   FORM OF FI ASSIGNMENT DOCUMENT (FIRST STEP)











                                    Exh. XV-1

                                   EXHIBIT XVI

                  FORM OF FI ASSIGNMENT DOCUMENT (SECOND STEP)

     This FI Assignment Agreement ("Second Step") (this "Assignment") is made and executed as of _________, 2001 by TW Holdings III, Inc., a Delaware corporation ("RPA Seller"), whose address is ________________________, in favor of Bank One, NA (Main Office Chicago), as Agent pursuant to the Purchase Agreement as hereinafter defined ("Purchaser"). Unless defined elsewhere herein, capitalized terms in this Assignment shall have the meanings assigned to such terms in the Agreement.

1.   The RPA Seller and Purchaser  and certain  other parties  entered into that certain Amended and Restated Receivables Purchase Agreement, dated as of September 28, 2001 (as the same may be amended, amended and restated, or supplemental from time to time, being herein called the "Purchase Agreement"), pursuant to which the RPA Seller has agreed to sell, on the terms and conditions set forth in the Agreement, to Purchaser certain Receivables (as defined and further described in the Purchase Agreement). This Assignment is being delivered pursuant to the Agreement.

2.   For value  received in  accordance  with the  Purchase  Agreement,  the RPA
     Seller hereby sells, conveys, assigns, transfers and sets over to Purchaser, to the extent of the Purchaser Interests therein, all of the RPA Seller's right, title and interest in and to (i) the Receivables owned by the RPA Seller on the date hereof, (ii) the Related Security with respect to such Receivables and (iii) all Collections with respect to, and other proceeds of, such Receivables. Such Related Security includes each of the mortgages and deeds of trust identified on Exhibit A attached to this Assignment and incorporated into this Assignment by reference.

3. The execution and delivery of this Assignment shall not subject Purchaser to, or transfer or pass to Purchaser, or in any way affect or modify, the liability of the RPA Seller under all or part of such Receivables assigned under this Assignment, it being understood and agreed that notwithstanding this Assignment or any subsequent assignment, all of the obligations of the RPA Seller to each and every other party under each and every item of the Receivables shall be and remain enforceable by such other party, its successors, and assigns, only against the RPA Seller and its successors and assigns, and that Purchaser has not assumed any of the obligations or duties of the RPA Seller under or with respect to any of the Receivables.

4.   This Assignment is for conveyance, not for security.

5. This Assignment shall be binding on the RPA Seller and its successors and assigns, and shall inure to the benefit of Purchaser and its successors and assigns.

     In witness whereof, the RPA Seller has executed this Assignment on the date first written above.

                                   Exh. XVI-1

TW Holdings III, Inc.


By:
    -------------------------------------------------
Print Name:
            -----------------------------------------
Title:
       ----------------------------------------------


STATE OF ___________________________________)
                                            ) ss
COUNTY OF __________________________________)


     The foregoing instrument was acknowledged before me this ___ day of _________, by ______________________ as _______________ of __________________,
a(n) ______________ corporation, on behalf of the corporation. _____ is personally known to me or has produced ______________________ as identification.




                               -----------------------------------------
                               (Notary Signature)
                               (NOTARY SEAL)

                                -----------------------------------------
                                (Notary Name printed)

                                NOTARY PUBLIC
                                Commission No.______________






                                   Exh. XVI-2

                                    EXHIBIT A

                          Mortgages and Deeds of Trust















                                   Exh. XVI-3

                                   SCHEDULE A

                      COMMITMENTS OF FINANCIAL INSTITUTIONS


Financial Institution                                      Commitment
---------------------------------                          ------------
Bank One, NA (Main Office Chicago)                         $102,000,000
Fleet National Bank                                        $ 76,500,000























                                    Sch. A-1

                                   SCHEDULE B

                     DOCUMENTS TO BE DELIVERED TO THE AGENT
                       ON OR PRIOR TO THE INITIAL PURCHASE

1. Copy of the Resolutions of the Board of Directors of each Trendwest Party certified by its Secretary authorizing such Trendwest Party's execution, delivery and performance of this Agreement and the other documents to be delivered by it hereunder.

2. Articles or Certificate of Incorporation of each Trendwest Party certified by the Secretary of State of its jurisdiction of incorporation on or within thirty (30) days prior to the initial Purchase.

3.   Good  Standing   Certificate   for  each  Trendwest  Party  issued  by  the
     Secretaries of State of California, Oregon and Washington.

4. A certificate of the Secretary of each Trendwest Party certifying (i) the names and signatures of the officers authorized on its behalf to execute this Agreement and any other documents to be delivered by it thereunder and
     (ii) a copy of such Trendwest Party's By-Laws.

5. Time stamped receipt copies of proper financing statements, duly filed under the UCC on or before the date of such initial Purchase in all jurisdictions as may be necessary or, in the opinion of the Agent, desirable, under the UCC of all appropriate jurisdictions or any comparable law in order to perfect the ownership interests contemplated by this Agreement.

6. Delivered simultaneous to the Initial Purchase, executed copies of proper releases and UCC termination statements, ready for filing, if any, necessary to release all security interests and other rights of any Person in the Receivables, Contracts or Related Security previously granted by any Originator.

7. A favorable opinion of legal counsel for the Trendwest Parties reasonably acceptable to the Agent which addresses the following matters and such other matters as the Agent may reasonably request:

     -- Each Trendwest Party is a corporation duly incorporated, validly existing, and in good standing under the laws of its state of incorporation.

     -- Each Trendwest Party has all requisite authority to conduct its business in each jurisdiction where failure to be so qualified would have a material adverse effect on such Trendwest Party's business.

     -- The execution and delivery by each Trendwest Party of this Agreement and each other Transaction Document to which it is a party and its performance

                                    Sch. B-1
          of its obligations thereunder have been duly authorized by all necessary corporate action and proceedings on the part of such Trendwest Party and will not:

          (a) require any action by or in respect of, or filing with, any governmental body, agency or official (other than the filing of UCC financing statements);

          (b) contravene, or constitute a default under, any provision of applicable law or regulation or of its Articles of Incorporation or Bylaws or of any agreement, judgment, injunction, order, decree or other instrument binding upon such Trendwest Party; or

          (c) result in the creation or imposition of any Adverse Claim on assets of such Trendwest Party or any of its Subsidiaries (except as contemplated by this Agreement).

     -- This Agreement and each other Transaction Document to which such Trendwest Party is a Party has been duly executed and delivered by such Trendwest Party and constitutes the legal, valid, and binding obligation of such Trendwest Party, enforceable in accordance with its terms, except to the extent the enforcement thereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and subject also to the availability of equitable remedies if equitable remedies are sought.

     -- The RPA Seller has a valid, perfected and first priority ownership interest in each Receivable in existence as of the date of the Agreement and, if a Purchase is made as of such date, the Agent for the benefit of the Purchasers shall acquire a first perfected priority ownership interest in each Receivable, the related Collections and the Related Security.

     -- To the best of the opinion giver's knowledge, there is no action, suit or other proceeding against any Trendwest Party or any Affiliate of any Trendwest Party, which would materially adversely affect the business or financial condition of such Trendwest Party and its Affiliates taken as a whole or which would materially adversely affect the ability of the RPA Seller to perform its obligations under this Agreement.

     -- None of the Trendwest Parties is an "investment company" registered or required to be registered under the Investment Company Act of 1940.

                                    Sch. B-2

8. If requested by Conduit or the Agent, a favorable opinion of legal counsel for each Financial Institution, reasonably acceptable to the Agent which addresses the following matters:

     -- This Agreement has been duly authorized by all necessary corporate action of the Financial Institution.

     -- This Agreement has been duly executed and delivered by the Financial Institution and, assuming due authorization, execution and delivery by each of the other parties thereto, constitutes a legal, valid and binding obligation of the Financial Institution, enforceable against the Financial Institution in accordance with its terms.

9.   A Compliance Certificate.

10.  The Fee Letters.

11.  A form of Monthly Report.

12. Executed copies of (i) all consents from and authorizations by any Persons and (ii) all waivers and amendments to existing credit facilities, that are necessary in connection with this Agreement.

13. For each Purchaser that is not incorporated under the laws of the United States of America, or a state thereof, two duly completed copies of United States Internal Revenue Service Form 1001 or 4224, certifying in either case that such Purchaser is entitled to receive payments under the Agreement without deduction or withholding of any United States federal income taxes.

14. An executed copy of the Receivables Sale Agreement, together with copies of each of the documents delivered pursuant to Section 3.1 thereof.

15. State of Washington Public Offering Documents including (i) Declaration of Vacation Owner Program for WorldMark certified by State of Washington Department of Real Estate, (ii) statement compliance with registration requirements of Oregon, Hawaii and California, and (iii) statement of clear title to WorldMark properties.

16.  Initial Purchase Notice.

17. Results of UCC searches conducted in the States of Washington, Oregon and Delaware as of a date on or after September 28, 2001 against each Trendwest Party or Originator as debtor showing no liens or financing statements filed against any Trendwest Party or Originator which create security interests in the Receivables that would rank prior to the security interests granted under the Transaction Documents.

                                    Sch. B-3

18. An FI Assignment Document shall have been delivered to the Custodian and any other chattel paper and instruments (as such term is defined in the UCC) representing or evidencing, any of the applicable Receivables being purchased or contributed hereunder.

19.  The Statement of Auditing Standards - 70 report with respect to Concord.

20. An executed copy of the Acquisition Agreement in form and substance satisfactory to the Agent.

21. A certified copy of the Credit Agreement, as in effect in the Effective Date, including all amendments thereof.

















                                    Sch. B-4

                                   SCHEDULE C

                          EXISTING ENVIRONMENTAL CLAIMS



None









                                    Sch. C-1